UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

June 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Multi-Manager Large-Cap Value Fund	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCBX	NQCCX	NQCQX	NQCRX
Nuveen NWQ Small/Mid Cap Value Fund	NSMAX	—	NSMCX	NSQRX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	—	NSCCX	NSCOX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOBX	NVOCX	NTVTX	NVORX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

The Nuveen Multi-Manager Large-Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), Nuveen HydePark Group (HydePark), LLC, and Symphony Asset Management LLC (Symphony). HydePark and Symphony are affiliates of Nuveen Investments. Jerrold Sensor, CFA, and Thomas Wenzel, CFA, oversee the portion of the Fund’s assets managed by ICAP, while Walter French, Keith Hembre, CFA, and James Colon, CFA, perform a similar function at HydePark. Gunther Stein and Ron Sakamoto oversee the portion of the Fund’s assets managed by Symphony. All these individuals have more than 15 years of investment industry experience.

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments. Jon Bosse is the Chief Investment Officer of NWQ and manages the Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas manages the Nuveen Small/Mid-Cap Value and Small-Cap Value Funds. Both Jon and Phyllis have more than 20 years of investment industry experience.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen Investments. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Fund. Dave has more than 25 years of investment industry experience.

In the following discussion, representatives from each management team review general market conditions, their investment strategies and the performance of the Funds for the twelve-month period ended June 30, 2011.

What were the general market conditions and trends over the course of the period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in housing and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

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Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting, the central bank downgraded growth estimates for the year while reaffirming that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.”

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did at this same time last year. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.2% in June 2011, the fourth monthly increase in a row and just slightly lower than one year earlier. Also, the overall housing market continued to show weakness, weighed down by a backlog of distressed properties on the market and falling prices. For the twelve months ended May 2011 (the most recent data available at the time this report was prepared), property values in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas had fallen 4.5% from one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, was revised downward to an anemic 0.4% annual growth rate for the first quarter of 2011 and estimated to be 1.3% for the second quarter, according to the Commerce Department.

A critical issue is the capability of the U.S. equity markets to withstand stress in the event of continued weakness in the domestic or foreign economies. That fear certainly was a significant cause of the depressed valuations in the finance sector. We believe higher equity capital ratios and loss reserves in the sector will help mitigate the fear and pressure that “broke” the sector during the market decline of calendar year 2008 (through early 2009). Merger and acquisition activity, including private equity and leverage buyout activity, has remained robust. Balance sheets outside of the finance sector are strong, and many companies are returning more capital to shareholders either through dividends or share repurchases. We expect volatility to continue, but believe the significant rotation away from the finance and cyclical sectors have created some attractive investment opportunities.

From a global market perspective, the last two months of the period saw global equities markets fall into a downward trend. Some of this decline was a result of investors attempting to sort out appropriate price levels for Japanese equities, as the impact of March’s tragic earthquake and tsunami continued to be felt. Sustained Middle Eastern/North African turmoil added to market volatility, with political upheavals in that region making conditions opaque and challenging for investors to confidently assess. U.S. equities also contributed to the global market downturn, with this country’s doggedly high unemployment, still-declining house prices and inflation-battered consumer wallets combining to cause fears that a return to recession may be imminent. The specter of a possible sovereign default by Greece haunted European stocks, as a roiling stream of news regarding austerity plans, bailout funds and violent protests made it difficult to surmise what the future may hold for the Mediterranean state. The aggregate effect of all these headwinds has caused some previous market optimism to be replaced with uncertainty.

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How did the Funds perform during the twelve-month period ended June 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since inception periods ended June 30, 2011. Each Funds Class A Share total returns are compared with the performance of their corresponding market indexes and peer group averages. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) slightly underperformed the comparative Lipper category average, S&P 500 Index and the Russell 1000 Value Index over the twelve-months ending June 30, 2011.

The Fund uses three separate sub-advisers to seek large capitalization value stocks with the potential for long-term capital appreciation. ICAP uses a value-oriented investment strategy that attempts to identify stocks offering the best relative value and stable to rising earnings from a universe of large and mid-sized companies. It then selects a portion of those stocks that are identified to have a catalyst for change, and monitors these holdings closely to determine if circumstances change. HydePark’s investment process does not endeavor to pick individual stocks. Rather, the process is implemented through proprietary software that takes a given benchmark, along with specified tracking risk, and produces a portfolio that seeks to maximize value-added performance within the defined risk parameters relative to the benchmark. Symphony seeks to deliver consistent returns though an investment process that combines quantitative screens and fundamental research. The portfolio construction process utilizes a proprietary optimizer designed to potentially generate an optimal risk/reward balance versus the stated benchmark.

For the ICAP portion of the Fund, stock selection in the financials and capital spending sectors lifted relative performance, while our choices in the basic industries and retail sectors did not work as expected. On a sector-allocation basis, the portfolio was helped the most by overweighting the strong-performing energy sector and underweighting the financials group, which did not fare as well. Conversely, underweighting transportation stocks while overweighting the technology sector detracted from relative performance.

Throughout the period, we stuck to our consistent bottom-up stock-selection investment process. That is, we selected investments one-by-one, based on our assessment of their valuations and prospects for price improvement compared with other stocks. We bought or added to positions that appeared to provide good value and offered a potential catalyst for a rising stock price, while we continued to sell or reduce exposure to stocks we believed offered limited upside potential.

We made a number of new purchases in the portfolio when we found what we believed were compelling opportunities or as market conditions changed. Our allocation to the health care sector, for example, increased when we bought new positions in such stocks

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as Johnson & Johnson, a maker of pharmaceuticals and other health care products, and health benefits company WellPoint. We also added to our existing holdings in drug maker Pfizer. Meanwhile, in the financials sector, we established positions in investment bank Goldman Sachs, asset manager BlackRock, investment services firm Charles Schwab and insurance company MetLife. We also added to our position in software giant Microsoft.

We eliminated several technology holdings — including computer and peripherals maker Hewlett Packard and network communications company Cisco Systems — whose appreciation prospects we believed had diminished. In the capital spending sector, we sold Cummins, which makes power-generation equipment, and Caterpillar, a manufacturer of construction and mining equipment.

On an individual basis, the top contributors to performance relative to the Russell 1000 Value Index included cable network operator Viacom, mobile-communications technology company Qualcomm and integrated oil and gas producer Marathon Oil.

Viacom benefited from higher affiliate fees from cable operators, a better advertising environment and strong viewer ratings — all of which boosted profits. Qualcomm’s shares rose after the company’s financial outlook improved with increased adoption of smart phones, many of which use Qualcomm’s proprietary technology. Marathon Oil outperformed, as plans to spin-off its refining business into a separate company met with investor approval. Viacom and Marathon remained in the Fund as of the end of the period, while we sold the Fund’s stake in Qualcomm in favor of other stocks that we believed offered greater potential upside.

In contrast, several holdings detracted from relative performance, including gold miner Newmont Mining, Cisco Systems and Goldman Sachs. Newmont lagged along with the expectations for further appreciation in gold prices, while Cisco’s sales and growth outlook disappointed investors. Goldman Sachs’ shares did relatively poorly when the firm’s financial results fell short of analysts’ expectations. We sold the portfolio’s stake in Newmont Mining and Cisco during the period. However, we still owned Goldman Sachs shares as of period end because we still believed they were attractive.

In the portion of the portfolio managed by Hyde Park, the Fund, on average, was overweighted in consumer discretionary, energy, materials, telecom services, and utilities during the period. On average, the Fund was underweighted staples, health care, financials, and information technology. The largest single sector overweight was in consumer discretionary services, where the Fund was, on average, 1.9% overweight versus the index. This position contributed positively to the Fund’s relative performance versus the index. The largest single underweight was, on average, in health care, where the Fund was 2.7% underweight versus the index. Overall, sector weightings were a negative to the Fund’s relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a negative for the Fund during the reporting period, with the stock picks within the Energy sector having the largest negative impact. The holdings within the information technology and staples sectors were also a negative for the Fund. Holdings within the consumer discretionary and health care sectors resulted in the largest positive relative performance for the Fund.

8	Nuveen Investments

For the portion of the Fund managed by Symphony, we remained invested in companies with relatively strong fundamentals. Top performers for the period included Watson Pharmaceuticals, a generic drug manufacturer. The company is seeing steady growth and margin improvements as the generic drug pipeline remains attractive and Watson’s push into overseas markets is seeing positive results. Also positively contributing was Humana, a U.S. focused managed health care company. During the period, the company raised its full year outlook, noting a better than expected medical loss ratio and rising revenues due in part to the Medicare Advantage membership program.

Tesero also contributed positively to the Fund’s overall return. The company is engaged in the refining and retail marketing of petroleum products. They operate seven refineries, including the largest refineries in Hawaii and Utah and the second-largest in northern California. Rising spreads, a restructuring plan that was received favorably, and an attractive valuation relative to its peers led Tesoro shares to perform strongly during the quarter.

Several positions detracted from performance, including Freeport McMoran, a copper, gold and molybdenum mining company. After a strong run, shares began to underperform the broader market. Chinese demand for copper and other commodities has been a key driver of metals prices in recent years. As China took steps to temper its high economic growth by raising interest rates, investors sold Freeport’s shares.

Arch Coal, a coal mining corporation, underperformed on the back of a tepid response to the company’s intention to acquire International Coal Group. Investors turned to other opportunities as concerns regarding the implied purchase price, greater financial leverage, and operating/integration risks pressured the shares.

Nuveen NWQ Multi-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) slightly outperformed the Russell 3000 Value Index, and slightly underperformed the S&P 500 Index and its Lipper category average for the twelve-month period ended June 30, 2011.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Several portfolio positions appreciated sharply during the year given their initial depressed valuations, individual catalysts, and a perception of stabilization in the economy. In the energy sector, Apache Corp. outperformed as the company was able to augment its growth profile by purchasing three business units from BP Plc. This acquisition provides Apache with an opportunity to exploit some underdeveloped and neglected assets. Noble Energy benefited on optimism for its access to the oil-prone Niobrara shale (principally Colorado), and enthusiasm for its Leviathan project, which is offshore from Israel and considered by some to be one of the largest energy discoveries ever.

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Hess Corp. rose given a combination of valuation support, commodity leverage, and 2011 exploration catalysts, including potentially high-impact projects in Brazil, Egypt, Ghana, and the Red Sea. In the advertising space, Interpublic Group of Companies continued its fundamental improvement, driven by better execution, increased cash flow generation, and its lower risk profile since our original investment in February 2008. The company took another positive step in its turnaround during the second quarter of 2011 as Moody’s upgraded its unsecured debt and revolving credit facility two notches to investment grade. This should result in the removal of covenants on cash flow and could lead to the company ramping up its share buyback and/or increasing its dividend payout.

Pfizer Inc. outperformed as the company has been active in addressing ongoing and future challenges by shaking up its management team, stabilizing its core earnings, and beginning the process of divesting several divisions. Pfizer has several near-term pipeline opportunities, including its oral rheumatoid arthritis drug, tofacitinib, that posted positive results during a second Phase 3 study. Trinity Industries Inc. rose sharply as the company remains well-positioned to benefit from the ongoing cyclical recovery in railcar and barge manufacturing. Fundamentals continue to improve as it progresses through the upcycle, including higher margins and an increased order backlog.

While the majority of the Fund’s holdings posted positive returns for the period, Genworth Financial, General Motors, and gold mining stocks were among our investments that declined. Genworth Financial’s U.S. mortgage insurance business struggled given the lingering housing market problems. Despite stability in its life and international mortgage divisions, weakness in its U.S. mortgage insurance operations continue to loom over the company’s efforts to recover from the 2008 financial crisis. General Motors declined since our initial purchase in November 2010 on concerns about potential pricing degradation and product mix given high gasoline prices and production cutbacks due to supply shortages from Japan. The potential overhang of the U.S. government’s ownership stake also weighed on the stock. Our investment thesis for the stock remains intact as the company’s fundamentals have greatly improved since emerging from bankruptcy last year, and we believe the issues and concerns are short-term in nature. Gold mining stocks Anglogold Ashanti, Barrick Gold, and Northgate Minerals underperformed given concerns of continued cost inflation, a more punitive tax environment, and questionable capital allocation decisions (particularly at Barrick Gold). Despite these issues, we feel our gold equities continued to offer an attractive investment opportunity.

We made a number of new investments during the year. As previously noted, in mid-November we invested in General Motors when the U.S. government reduced its ownership stake. The company has massively improved its balance sheet and financial flexibility, and has considerable margin and earnings leverage. We believe there is significant hidden value that has not been fully reflected in its stock price. Northgate Minerals Corp. is an intermediate gold producer that operates mines in Australia and Canada. We believe the market is significantly undervaluing Northgate’s Young-Davidson project, which is fully financed and permitted in a politically safe jurisdiction (Ontario, Canada). When construction is completed in 2012, Young-Davidson could be one of the lowest cost mines in North America. Teva Pharmaceutical Industries Ltd. is a global leader in

10	Nuveen Investments

the development and marketing of generic pharmaceuticals and is well-positioned to benefit from the upcoming wave of major branded drugs with expiring patent protection. Recent execution issues, which have included FDA quality control violations at two plants, have sent Teva shares down to single-digit earnings multiples and near double-digit free cash flow yields. We also added a position in Salix Pharmaceuticals, Ltd. Salix focuses on the development of drugs for gastrointestinal diseases. Its main product, Xifaxan, is approved by the FDA for the treatment of travelers’ disease and hepatic encephalopathy (toxins in the bloodstream). Salix is seeking to expand the label of Xifaxan for the treatment of irritable bowel syndrome (IBS). Approval by the FDA could result in a significant earnings opportunity. PMC-Sierra, Inc. supplies semiconductor chips for the data storage, enterprise, and network infrastructure markets. The company is well-positioned to take advantage as telecom carriers and companies increase their spending to address the rising need for higher data bandwidth. PMC generates healthy free cash flow, solid operating margins, and has net cash on its balance sheet. MKS Instruments Inc. is a leading supplier of critical subcomponents and systems used by semiconductor equipment manufacturers. Over 30% of the company’s revenues come from non-semiconductor clients, including solar panels, flat panel displays, and medical devices. These non-semiconductor clients provide MKS with additional cash flows when the semiconductor demand cycle is at its trough.

During the period we eliminated several positions, including CBS Corp., based on valuation as the share price discounted significantly improved fundamentals and broadcast ratings. We also had concerns that its Showtime network would be adversely impacted by the emergence of other providers given that the network does not have as strong a lineup of original content offerings as its competitors. Aetna Inc. was sold as we no longer felt comfortable with the uncertainty and lack of visibility surrounding the profitability of its core business given the pending implementation of health care reform. We eliminated Lockheed Martin as concerns of additional cuts to the defense budget made other investment opportunities more compelling, and Valeant Pharmaceutical International was sold following significant appreciation as investors become more comfortable with the company’s business model and the sustainability of its growth prospects. Packaging Corp. of America, Timken Co., Tower Group Inc., and Warren Resources Inc. were eliminated as we felt each company’s share price had reached fair valuation, and the risk/reward for continuing to own the stocks was no longer attractive.

Nuveen NWQ Large-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the comparative Lipper category average and the Russell 1000 Value Index for the twelve-month period ended June 30, 2011.

The Fund seeks long-term capital appreciation by investing in equity securities of companies principally with market capitalizations above 5 billion that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

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During this period, the Fund’s energy and petroleum investments were among the top positive contributors to performance. Halliburton Co. benefited from tightness in the pressure pumping market and an upswing in international drilling activity. Noble Energy outperformed primarily due to optimism for the company’s access to its oil-prone Niobrara acreage (principally Colorado), and enthusiasm for its Leviathan project, which is offshore from Israel and according to some one of the largest energy discoveries ever. Apache Corp. augmented its growth profile by purchasing three business units from BP Plc. This acquisition provides Apache with an opportunity to exploit some underdeveloped and neglected assets. Occidental Petroleum announced several transactions during the year that would be accretive to earnings, cash flow, and return on equity, including selling its problematic asset in Argentina and redeploying the proceeds into higher growth opportunities in the U.S. (Bakken Shale and Permian Basin).

Pfizer Inc. outperformed as the company has been active in addressing ongoing and future challenges by shaking up its management team, stabilizing its core earnings, and beginning the process of divesting several divisions. Pfizer has several near-term pipeline opportunities, including its oral rheumatoid arthritis drug, tofacitinib, that posted positive results during a second Phase 3 study. Viacom Inc. appreciated as advertising trends have steadily recovered alongside the global economy. Viacom has tremendous business momentum as its cable networks continue to post solid ratings, particularly at MTV. Strong revenue growth from a robust advertising environment and steadily growing affiliate fees combined with cost controls are driving margin expansion. The company also reactivated its share repurchase program.

Several positions detracted from performance, including Genworth Financial. Its U.S. mortgage insurance business struggled given the lingering housing market problems. Despite stability in its life and international mortgage divisions, weakness in its U.S. mortgage insurance operations continue to loom over the company’s efforts to recover from the 2008 financial crisis. General Motors has declined since our initial purchase in November 2010 on concerns about potential pricing degradation and product mix given high gasoline prices and production cutbacks due to supply shortages from Japan. The potential overhang of the U.S. government’s ownership stake also weighed on the stock. Our investment thesis for the stock remains intact as the company’s fundamentals have greatly improved since emerging from bankruptcy last year, and we believe the most pressing issues and concerns are short-term in nature. Gold mining stocks Anglogold Ashanti and Barrick Gold underperformed given concerns of continued cost inflation, a more punitive tax environment, and questionable capital allocation decision (particularly at Barrick Gold). Despite these issues, we feel our gold equities continued to offer an attractive investment opportunity.

We added several new holdings to the portfolio during the year. As noted, in mid-November we invested in General Motors when the U.S. government reduced its ownership stake. The company has massively improved its balance sheet and financial flexibility, and has considerable margin and earnings leverage. We believe there is significant hidden value that has not been fully reflected in its stock price. We purchased Time Warner when the shares were being pressured by concerns of increased subscriber losses at its HBO networks as viewers move to other providers such as Netflix and Google

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TV. We believe the threat of these other providers to Time Warner is exaggerated given the strength of HBO’s original content offerings, which should continue to attract subscribers to the channel. Time Warner offers attractive catalysts for upside potential given the high quality assets, balance sheet strength, high single digit free cash flow yield, and a strong management team (including its well respected CEO, Jeff Bewkes).

We also purchased Interpublic Group of Companies, Inc. (IPG), which provides advertising and marketing services worldwide. The company had been plagued by accounting irregularities, as well as poor cost controls, following a series of acquisitions made over the years. A new management team has fixed the accounting issues and implemented controls and other important business systems for managing and monitoring costs. We initiated a position as the company has continued its fundamental improvement driven by better execution and increased cash flow generation. IPG took another positive step in its turnaround during the second quarter as Moody’s upgraded its unsecured debt and revolving credit facility two notches to investment grade. This should result in removing the covenants on cash flow and could lead to the company ramping up its share buyback and/or increasing its dividend payout.

We invested in Goldman Sachs as we did not believe that new financial regulations would meaningfully affect the company’s future earnings power or its ability to grow its book value. Moreover, the company had settled a lawsuit with the Securities and Exchange Commission regarding the marketing of CDO securities, significantly reducing the company’s litigation exposure, and making the risk/reward profile for owning the stock more attractive, in our opinion. Cisco Systems was purchased as we felt the share price fully discounted lower future operating margins and gave little value to the company’s core franchise or management’s ability to successfully restructure its businesses. We feel that shares of Cisco offered potential upside through stock repurchases, increased dividends, and successful reorganization and product repositioning efforts. We also bought Teva Pharmaceutical Industries Ltd., a global leader in the development and marketing of generic pharmaceuticals. Teva is well-positioned to benefit from the upcoming wave of major branded drugs coming off patent. Recent execution issues, which have included FDA quality control violations at two plants, have sent Teva shares down to single-digit earnings multiples and near double-digit free cash flow yields.

During the period we eliminated CBS Corp. based on valuation as the share price discounted significantly improved fundamentals and broadcast ratings. We also had concerns that its Showtime network would be adversely impacted by the emergence of other providers given that the network does not have as strong a lineup of original content offerings as its competitors. Aetna Inc. was sold as we no longer felt comfortable with the uncertainty and lack of visibility surrounding the profitability of its core business given the pending implementation of health care reform. We eliminated Kroger Co. on concerns regarding the ability of the supermarket group to pass through upcoming food price inflation as consumers simultaneously digest higher gas prices and a sluggish employment outlook. Kimberly-Clark Corp. was sold based on valuation and concerns stemming from the announced restructuring of its pulp and paper operations. We questioned the high cost of the plan, particularly when compared to the limited expected return the restructuring would generate. Following a successful cost cutting initiative, Verizon

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Communications no longer possessed an attractive catalyst, which made the stock less compelling compared to other investment opportunities. The Mosaic Co. and Nielson Holdings N.V. also were eliminated as we felt each company’s share price had reached fair valuation, and the risk/reward for continuing to own the stocks was no longer attractive.

Nuveen NWQ Small/Mid-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2500 Index and the Lipper category average for the twelve-month period ended June 30, 2011.

Over this period, the Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month reporting period, results were driven by strength in our health care, consumer discretionary and technology holdings. These gains were partially offset by individual investments in the materials and processing sector.

For the reporting period, Valeant Pharmaceuticals International was the top performer. The company continued its strong appreciation as investors become more comfortable with the company’s business model and the sustainability of its growth prospects, particularly its Latin America operations. The company issued new senior debt during the period to shore up its balance sheet, redeem some convertible debt, and repurchase $275 million of common equity. Late in the first quarter 2011, Valeant also made an unsolicited offer to acquire Cephalon Inc., which received a positive response from investors given the potential synergies, earnings accretion, and tax benefits the potential merger would bring. We eliminated the position toward the end of the first quarter of 2011 as the company’s market cap had risen to double where we expected Russell would set the high end of its 2500 Index benchmark in its June 2011 index rebalancing.

Elizabeth Arden, one of our consumer discretionary holdings, also contributed to the Fund’s outperformance. The company’s multi-year European fragrance growth initiative is progressing steadily and its multi-year cost saving initiatives are driving significant margin improvements. We believe the company will continue to take market share in North America and Europe and continue to expand its margins, driving further stock price appreciation.

Our materials and processing holding Globe Specialty Metals appreciated as silicon prices approached multi-year highs. The prospect for legacy contract prices catching up to current merchant (spot) prices are driving earnings estimates for 2011 and 2012 higher. During the period, the company announced that it had entered into agreements to build a silicon metal plant in Iceland. This new, world class plant will be one of the lowest cost silicon plants in the Western world as a result of very low cost hydro electric power contracts and other local incentives. The company has attained almost all the necessary operating and environmental permits and construction is expected to begin in the second half of 2011.

14	Nuveen Investments

Commodities sold-off late in the period over concerns about slowing global growth and increased populist government policies worldwide, which could result in increased taxes and royalties on mining companies. This negatively impacted the performance of two of our materials and processing holdings, Northgate Minerals Corporation and Thompson Creek Metals Company, Inc. We believe the market is significantly undervaluing Northgate’s Young-Davidson mine project, which is fully financed and permitted in a politically safe jurisdiction (Ontario, Canada). When construction is completed in 2012, Young-Davidson will be one of the lowest cost mines in North America, producing an estimated 200,000 ounces of gold a year at $310 per ounce cash cost with an initial mine life of 15 years. We believe there is also the potential for exploration upside at Young-Davidson. Thompson Creek’s purchase of Terrane Metals last fall has resulted in a more diversified metals business with reserves in molybdenum, copper and gold. As of June 30, 2011, the company’s stock was trading at a large discount to our estimate of net asset value.

As a result of the mid cycle economic slowdown and the perception that housing prices could be declining again, real estate operator Forestar Group Inc. also negatively impacted performance. Most of Forestar’s real estate assets are in Texas, where some real estate markets have stabilized. With a well respected management team and conservative balance sheet, we believe the stock is trading well below asset value, particularly when one considers their significant mineral and water rights. We added to this position during the period.

Nuveen NWQ Small-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000 Value Index and Lipper category average for the twelve-month period ended June 30, 2011.

Over the reporting period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month period, the Fund benefited from its investments in technology, which were among its top contributors, led by Actel. After a strong third quarter as one the portfolio’s top performers, Actel appreciated significantly in the fourth quarter following the announcement that the company had entered into an agreement to be acquired by Microsemi. We eliminated the position just prior to the close of the deal in early November 2010.

Our consumer discretionary holdings also benefited performance, including one of the top performers, Elizabeth Arden. The company’s multi-year European fragrance growth initiative is progressing steadily and its multi-year cost saving initiatives are driving significant margin improvements. We believe the company will continue to take market share in North America and Europe and continue to expand its margins, driving further stock price appreciation.

Nuveen Investments	15

Carrizo Oil & Gas was also a top contributor for the reporting period. The company executed well as it shifted capital away from natural gas to oil and liquid developments in the Eagle Ford and the Niobrara shale formations. The company acquired Eagle Ford acreage at a very good cost while larger companies continued to pay a premium to get a decent position. The addition of a third rig in July 2011 could further accelerate the net present value of the Eagle Ford acreage.

We did have several detractors from performance, including Skilled Healthcare, which is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. The company’s nursing home and assisted living facilities are comprised of 10,500 licensed beds and are generally clustered in large urban or suburban markets. We eliminated our position amidst uncertainty over the company’s financial ability to post bond to appeal an unexpectedly significant jury verdict in a class action suit.

Also negatively impacting performance was Orion Marine Group, which is a leading heavy civil marine contractor providing a broad range of turn-key solution marine construction and specialty services on, over, and under the water along the Gulf Coast, the Atlantic seaboard, West Coast, Canada, and the Caribbean Basin. After some contract-related (as opposed to systemic) issues resulted in the stock declining to attractive levels, we initiated our position. We believe this broadly-diversified company has strong growth prospects and that its dredging division has sustainable attractive margins.

The gains in consumer discretionary were partially offset by our investment in Hooker Furniture. Hooker’s stock underperformed as rising oil prices have pressured shipping expenses for the company’s Asia-sourced wood products division. Additionally, the company will be facing higher labor costs in its Chinese manufacturing facility. While cost pressures put a damper on near-term profits, we continue to believe that there will be a cyclical recovery in furniture demand, and Hooker appears well positioned to benefit from increasing margins, cash flow, and earnings going forward.

Nuveen Tradewinds Value Opportunities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 3000 Value Index and Lipper category average for the twelve-month period ending June 30, 2011. It should be noted that the Fund has held, and is expected to continue to hold, securities that are not included in the comparative index shown in this report. Due to the difference between the securities held by the Fund and the composition of the index, we would expect there will be some differences over time between the Fund and the index in performance, composition, or risk profile.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process. Tradewinds seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented approach. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

16	Nuveen Investments

Much of the Fund’s relative underperformance versus the Russell 3000 Value Index for the period was due to its materials & processing and utilities sector holdings. The Fund’s energy sector holdings, along with its relative underweight in financials — an underperforming sector within the benchmark — enhanced the Fund’s performance during the period. The Fund’s cash balance, which is a residual of our investment process, also detracted from relative performance.

The period’s top absolute contributors to positive performance were from the energy, materials & processing and health care sectors. Petroleum refiner and marketer Tesoro Corporation provided the best return. Rising oil prices have caused a reevaluation of the worth inherent in companies, which drill, produce, refine and distribute this important commodity. Accordingly, the Fund trimmed and sold oil companies on significant price appreciation.

Materials & processing holding Cameco Corporation, the world’s largest uranium producer, was the second best contributor to performance this period, in spite of the ongoing troubling news regarding the stricken Fukushima Daiichi nuclear plant in Japan. Nuclear power still meets important global energy requirements, and we have taken advantage of recent price correction to add to the Fund’s holdings of high quality nuclear energy-related companies.

Health care sector holding Aetna Incorporated was another top performer in absolute terms due to, in our view, more benign prospects for health care reform, and after beating first quarter 2011 earnings estimates. Aetna provides managed health care benefits through group, individual, Medicare and Medicaid programs.

The period’s top absolute performance detractors were from the materials & processing, technology and utilities sectors. Newmont Mining Corporation is one of the world’s largest producers of gold, with operations in the U.S., Australia, Canada, New Zealand, Ghana, Indonesia, Mexico and Peru. The performance of precious metals producers were affected by declines in precious metals prices in January 2011, with the companies participating on the downside, but not participating on the upside as precious metals prices rebounded.

Near the end of the period, tax losses were taken in the Fund in order to reduce any capital gain distribution. Market Vectors® Gold Miners ETF (GDX) was one position purchased as a replacement, and despite its temporary ownership, GDX was among the largest detractors from Fund’s performance for the period. The position was sold at period end and additional losses were harvested.

Technology sector position Cisco Systems Incorporated was another large detractor from performance. The company designs, manufactures and sells Internet Protocol (IP)-based networking and other products related to the communications and information technology industry.

Electricite de France S.A. (EDF) is a French integrated energy company, the leading electricity producer in Europe and the largest nuclear plant operator in the world. The Fund’s holding in EDF suffered, in our opinion, due to three reasons: (1) concerns about the French government setting low tariffs for wholesale and retail electricity; (2) fears of additional capital expenditure due to the Fukushima accident; and (3) EDF having to

Nuveen Investments	17

purchase peak power at much higher prices as a result of the unusually dry spring weather in France. We believe the stock is among the least expensive nuclear and hydro power producers in the world and took advantage of weakness to increase the position.

Tradewinds is carefully seeking holdings priced below our fundamental assessments. As of late, this search has often led us to stocks generally perceived as defensive companies we view as less exposed to the many downside risks we anticipate. We think there are currently many outstanding businesses with great prospects, so we’re ferreting out mispriced opportunities and buying on weakness.

Effective at the close of business on July 29, 2011, the Nuveen Tradewinds Value Opportunities Fund is closed to new investments, except for investments by the following categories of investors:

•	Existing shareholders of record as of July 29, 2011;

•	Defined contribution retirement plans that purchase shares of the Fund prior to October 31, 2011;

•	Full-time and retired employees of Nuveen Investments and its affiliates as well as their immediate family members;

•	Officers, trustees, and former trustees of the Nuveen Funds; and

•	Benefit plans sponsored by Nuveen Investments or its affiliates.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

18	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following twelve pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Multi-Manager Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	27.15%	2.48%	3.28%
Class A Shares at maximum Offering Price	19.86%	1.28%	2.67%
S&P 500 Index*	30.69%	2.94%	2.72%
Russell 1000 Value Index*	28.94%	1.15%	3.99%
Lipper Large-Cap Value Funds Category Average*	28.33%	1.08%	3.10%

Class B Shares w/o CDSC	26.23%	1.71%	2.66%
Class B Shares w/CDSC	22.23%	1.57%	2.66%
Class C Shares	26.21%	1.72%	2.51%
Class R3 Shares	26.80%	2.17%	3.00%
Class I Shares	27.46%	2.74%	3.54%

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/4/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.26%	1.19%
Class B	2.01%	1.94%
Class C	2.01%	1.94%
Class R3	1.50%	1.44%
Class I	1.00%	0.94%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Refer to the Glossary of Terms Used in this Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	29.74%	-2.37%	5.64%
Class A Shares at maximum Offering Price	22.26%	-3.52%	5.01%
S&P 500 Index*	30.69%	2.94%	2.72%
Russell 3000 Value Index*	29.13%	1.23%	4.25%
Lipper Multi-Cap Core Funds Category Average*	30.90%	2.97%	3.79%

Class B Shares w/o CDSC	28.71%	-3.10%	5.00%
Class B Shares w/CDSC	24.71%	-3.27%	5.00%
Class C Shares	28.71%	-3.10%	4.86%
Class R3 Shares	29.33%	-2.65%	5.35%
Class I Shares	30.05%	-2.12%	5.92%

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/4/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	1.45%
Class B	2.19%
Class C	2.19%
Class R3	1.63%
Class I	1.16%

*	Refer to the Glossary of Terms Used in this Report for definitions.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	26.22%	-1.38%
Class A Shares at maximum Offering Price	18.95%	-2.66%
Russell 1000 Value Index**	28.94%	-1.34%
Lipper Large-Cap Core Funds Category Average**	28.56%	0.59%

Class B Shares w/o CSDC	25.28%	-2.12%
Class B Shares w/CDSC	21.28%	-2.56%
Class C Shares	25.26%	-2.11%
Class R3 Shares	25.97%	-1.63%
Class I Shares	26.54%	-1.14%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	1.22%
Class B	1.97%
Class C	1.97%
Class R3	1.48%
Class I	0.98%

*	Since inception returns for Class A, B, C and I Shares and for the index and category average are from 12/15/06; since inception return for Class R3 Shares is from 9/29/09.

**	Refer to the Glossary of Terms Used in this Report for definitions.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	39.13%	-0.10%
Class A Shares at maximum Offering Price	31.16%	-1.39%
Russell 2500 Index**	34.54%	1.98%
Lipper Small-Cap Core Funds Category Average**	36.29%	3.07%

Class C Shares	38.07%	-0.87%
Class R3 Shares	38.69%	0.60%
Class I Shares	39.40%	-0.11%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.17%	1.34%
Class C	2.96%	2.09%
Class R3	2.39%	1.59%
Class I	1.94%	1.09%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares and for the index and category average are from 12/15/06; since inception return for Class R3 Shares is from 9/29/09.

**	Refer to the Glossary of Terms Used in this Report for definitions.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	37.94%	0.03%	4.39%
Class A Shares at maximum Offering Price	29.98%	-1.15%	3.46%
Russell 2000 Value Index**	31.35%	2.24%	4.52%
Lipper Small-Cap Core Funds Category Average**	36.29%	4.01%	5.96%

Class C Shares	36.96%	-0.71%	3.64%
Class R3 Shares	37.64%	-0.23%	4.14%
Class I Shares	38.28%	0.29%	4.66%

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	1.42%
Class C	2.16%
Class R3	1.63%
Class I	1.16%

*	Since inception returns for Class A, C and I Shares and for the index and category average are from 12/9/04; since inception return for Class R3 Shares is from 9/29/09.

**	Refer to the Glossary of Terms Used in this Report for definitions.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	25.31%	9.83%	12.61%
Class A Shares at maximum Offering Price	18.09%	8.54%	11.60%
Russell 3000 Value Index**	29.13%	1.23%	3.82%
Lipper Multi-Cap Core Funds Category Average**	30.90%	2.97%	4.67%

Class B Shares w/o CDSC	24.38%	9.02%	11.77%
Class B Shares w/ CDSC	20.38%	8.87%	11.77%
Class C Shares	24.39%	9.01%	11.77%
Class R3 Shares	25.00%	9.56%	12.32%
Class I Shares	25.64%	10.12%	12.89%

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	1.26%
Class B	2.00%
Class C	2.02%
Class R3	1.54%
Class I	1.01%

*	Since inception returns for Class A, B, C and I Shares and for the index and average are from 12/9/04; since inception return for Class R3 Shares is from 8/4/03.

**	Refer to the Glossary of Terms Used in this Report for definitions.

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Holding Summaries (Unaudited) as of June 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Multi-Manager Large-Cap Value Fund

Portfolio Allocation1

Nuveen NWQ Multi-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	12.5%
Pharmaceuticals	10.8%
Insurance	7.0%
Commercial Banks	5.8%
Media	5.7%
Diversified Telecommunication Services	3.9%
Capital Markets	3.7%
Diversified Financial Services	3.5%
Health Care Providers & Services	3.4%
Beverages	3.0%
Food Products	2.9%
Semiconductors & Equipment	2.3%
Electric Utilities	2.1%
Software	2.0%
Aerospace & Defense	2.0%
Industrial Conglomerates	1.7%
Chemicals	1.6%
Machinery	1.6%
Specialty Retail	1.5%
Health Care Equipment & Supplies	1.4%
Auto Components	1.4%
Road & Rail	1.3%
Wireless Telecommunication Services	1.3%
Investment Companies	1.0%
IT Services	1.0%
Short-Term Investments	0.8%
Other	14.8%

Portfolio Composition[1]
Insurance	15.7%
Oil, Gas & Consumable Fuels	12.7%
Pharmaceuticals	12.1%
Metals & Mining	8.6%
Media	7.2%
Software	6.7%
Diversified Financial Services	5.5%
Communications Equipment	5.0%
Semiconductors & Equipment	4.7%
Biotechnology	3.8%
Machinery	3.1%
Short-Term Investments	2.5%
Other	12.4%

Top Five Common Stock Holdings[1]
Pfizer Inc.	3.3%
Johnson & Johnson	2.3%
Merck & Company Inc.	2.2%
Microsoft Corporation	2.0%
Wells Fargo & Company	1.9%

Top Five Common Stock Holdings[1]
CA Inc.	6.7%
Viacom Inc., Class B	4.6%
Pfizer Inc.	4.5%
Apache Corporation	4.0%
Sanofi-Aventis	3.9%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

32	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen NWQ Large-Cap Value Fund

Portfolio Allocation1

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Insurance	16.3%
Oil, Gas & Consumable Fuels	13.5%
Pharmaceuticals	10.7%
Software	7.8%
Media	7.8%
Metals & Mining	6.4%
Communications Equipment	6.2%
Diversified Financial Services	5.4%
Biotechnology	3.9%
Aerospace & Defense	2.6%
Capital Markets	2.4%
Short-Term Investments	3.5%
Other	13.5%

Portfolio Composition[1]
Metals & Mining	10.0%
Insurance	8.9%
Electronic Equipment & Instruments	8.9%
Semiconductors & Equipment	8.7%
Oil, Gas & Consumable Fuels	6.7%
Food Products	5.6%
Machinery	4.9%
Hotels, Restaurants & Leisure	4.8%
Electrical Equipment	4.5%
Personal Products	4.3%
Real Estate Management & Development	4.3%
Commercial Banks	3.8%
Thrifts & Mortgage Finance	3.6%
Communications Equipment	3.6%
Building Products	3.5%
Other	13.9%

Top Five Common Stock Holdings[1]
CA Inc.	6.0%
Apache Corporation	4.2%
Pfizer Inc.	4.1%
Viacom Inc., Class B	4.1%
AngloGold Ashanti Limited, Sponsored ADR	4.0%

Top Five Common Stock Holdings[1]
Bob Evans Farms	4.8%
Elizabeth Arden, Inc.	4.3%
Forestar Real Estate Group Inc.	4.3%
PMC-Sierra, Inc.	3.7%
SM Energy Company	3.7%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

Nuveen Investments	33

Holding Summaries (Unaudited) (continued) as of June 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen NWQ Small-Cap Value Fund

Portfolio Allocation1

Nuveen Tradewinds Value Opportunities Fund

Portfolio Allocation1

Portfolio Composition[1]
Semiconductors & Equipment	9.6%
Metals & Mining	9.0%
Machinery	8.0%
Oil, Gas & Consumable Fuels	7.5%
Commercial Banks	7.0%
Insurance	5.2%
Personal Products	4.8%
Food Products	4.8%
Hotels, Restaurants & Leisure	4.5%
Real Estate Management & Development	4.1%
Building Products	3.4%
Communication Equipment	3.1%
Road & Rail	2.9%
Containers & Packaging	2.7%
Electronic Equipment & Instruments	2.6%
Short-Term Investments	5.8%
Other	15.0%

Portfolio Composition[1]
Metals & Mining	18.5%
Oil, Gas & Consumable Fuels	11.0%
Electric Utilities	9.4%
Pharmaceuticals	5.9%
Food & Staples Retailing	5.2%
Software	4.3%
Insurance	3.8%
Communications Equipment	3.7%
Health Care Providers & Services	3.1%
Diversified Telecommunication Services	2.7%
Electronic Equipment & Instruments	2.6%
Short-Term Investments	15.0%
Other	14.8%

Top Five Common Stock Holdings[1]
Standard Microsystems Corporation	5.0%
Elizabeth Arden, Inc.	4.8%
Bob Evans Farms	4.5%
Albany International Corporation, Class A	4.3%
Forestar Real Estate Group, Inc.	4.1%

Top Five Common Stock Holdings[1]
Eli Lilly and Company	5.0%
Newmont Mining Corporation	4.8%
Cameco Corporation	4.3%
Microsoft Corporation	4.3%
Exelon Corporation	4.2%

Country Allocation[1]
United States	56.8%
Canada	13.4%
Japan	3.3%
Russia	3.1%
South Korea	2.2%
Australia	2.0%
Brazil	1.3%
France	1.2%
South Africa	1.1%
Turkey	0.9%
Bermuda	0.6%
Norway	0.6%
Argentina	0.4%
Short-Term Investments	13.1%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

34	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Multi-Manager Large-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,053.60	$1,049.10	$1,049.20	$1,051.70	$1,055.00	$1,018.94	$1,015.22	$1,015.22	$1,017.70	$1,020.18
Expenses Incurred During Period	$6.01	$9.81	$9.81	$7.27	$4.74	$5.91	$9.64	$9.64	$7.15	$4.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.93%, 1.43% and ..93% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Multi-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,043.10	$1,039.80	$1,039.80	$1,041.80	$1,044.70	$1,018.00	$1,014.28	$1,014.28	$1,016.76	$1,019.24
Expenses Incurred During Period	$6.94	$10.72	$10.72	$8.20	$5.68	$6.85	$10.59	$10.59	$8.10	$5.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.37%, 2.12%, 2.12%, 1.62% and 1.12% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,026.50	$1,022.50	$1,023.10	$1,025.50	$1,028.20	$1,018.94	$1,015.22	$1,015.22	$1,017.70	$1,020.18
Expenses Incurred During Period	$5.93	$9.68	$9.63	$7.18	$4.68	$5.91	$9.64	$9.64	$7.15	$4.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.93%, 1.43% and ..93% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	35

Expense Examples (Unaudited) (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,059.00	$1,054.90	$1,057.50	$1,060.40	$1,018.20	$1,014.48	$1,016.96	$1,019.44
Expenses Incurred During Period	$6.79	$10.60	$8.06	$5.52	$6.66	$10.39	$7.90	$5.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08%, 1.58% and 1.08% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,034.40	$1,030.70	$1,033.10	$1,035.80	$1,017.55	$1,013.84	$1,016.31	$1,018.79
Expenses Incurred During Period	$7.36	$11.13	$8.62	$6.11	$7.30	$11.03	$8.55	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21%, 1.71% and 1.21% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,014.50	$1,011.10	$1,010.80	$1,013.40	$1,015.90	$1,018.89	$1,015.17	$1,015.17	$1,017.65	$1,020.13
Expenses Incurred During Period	$5.94	$9.67	$9.67	$7.19	$4.70	$5.96	$9.69	$9.69	$7.20	$4.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.94%, 1.94%, 1.44% and ..94% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

36	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Multi-Manager Large-Cap Value Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, and Nuveen Tradewinds Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 26, 2011

Nuveen Investments	37

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund

June 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 98.3%

	Aerospace & Defense – 2.0%

200	Alliant Techsystems Inc.	$14,266

100	BE Aerospace Inc., (2)	4,081

800	Boeing Company	59,144

3,300	General Dynamics Corporation	245,916

600	Goodrich Corporation	57,300

56,650	Honeywell International Inc.	3,375,774

1,000	Huntington Ingalls Industries Inc.	34,500

2,300	ITT Industries, Inc.	135,539

12,940	L-3 Communications Holdings, Inc.	1,131,603

1,700	Lockheed Martin Corporation	137,649

5,600	Northrop Grumman Corporation	388,360

3,200	Raytheon Company	159,520

400	Spirit AeroSystems Holdings Inc., (2)	8,800

3,200	Textron Inc.	75,552

11,130	United Technologies Corporation	985,116
	Total Aerospace & Defense	6,813,120
	Air Freight & Logistics – 0.0%

1,500	FedEx Corporation	142,275

200	UTI Worldwide, Inc.	3,938
	Total Air Freight & Logistics	146,213
	Airlines – 0.2%

6,400	AMR Corporation, (2)	34,560

100	Copa Holdings SA	6,674

12,500	Delta Air Lines, Inc., (2)	114,625

5,700	Southwest Airlines Co.	65,094

22,700	United Continental Holdings Inc.	513,701
	Total Airlines	734,654
	Apparel, Accesories & Luxury Goods – 0.0%

400	Phillips-Van Heusen Corporation	26,188

1,000	VF Corporation	108,560
	Total Apparel, Accesories & Luxury Goods	134,748
	Auto Components – 1.4%

2,500	Autoliv Inc.	196,125

400	Federal Mogul Corporation, Class A Shares, (2)	9,132

80,050	Johnson Controls, Inc.	3,334,883

2,300	Lear Corporation, (2)	123,004

19,800	TRW Automotive Holdings Corporation, (2)	1,168,794

300	Visteon Corporation	20,523
	Total Auto Components	4,852,461
	Automobiles – 0.3%

58,200	Ford Motor Company, (2)	802,578

11,400	General Motors Company	346,104

300	Thor Industries, Inc.	8,652
	Total Automobiles	1,157,334

38	Nuveen Investments

Shares	Description (1)	Value

	Beverages – 3.0%

200	Brown-Forman Corporation	$14,938

1,200	Coca-Cola Enterprises Inc.	35,016

69,290	Coca-Cola Company	4,662,524

4,300	Constellation Brands, Inc., Class A, (2)	89,526

1,500	Molson Coors Brewing Company, Class B	67,110

78,400	PepsiCo, Inc.	5,521,712
	Total Beverages	10,390,826
	Biotechnology – 0.6%

31,760	Amgen Inc., (2)	1,853,196

2,800	Cephalon, Inc., (2)	223,720

400	Vertex Pharmaceuticals Inc., (2)	20,796
	Total Biotechnology	2,097,712
	Building Products – 0.0%

400	Armstrong World Industries Inc., (2)	18,224

1,500	Owens Corning, (2)	56,025
	Total Building Products	74,249
	Capital Markets – 3.7%

9,430	Affiliated Managers Group Inc., (2)	956,674

11,400	American Capital Limited, (2)	113,202

5,200	Ameriprise Financial, Inc.	299,936

67,780	Ares Capital Corporation	1,089,225

14,300	Bank of New York Company, Inc.	366,366

13,050	BlackRock Inc.	2,503,121

119,750	Charles Schwab Corporation	1,969,888

4,000	E*Trade Group Inc., (2)	55,200

200	Federated Investors Inc.	4,768

23,350	Goldman Sachs Group, Inc.	3,107,652

53,390	Invesco LTD	1,249,326

3,500	Janus Capital Group Inc.	33,040

700	Jefferies Group, Inc.	14,280

1,100	Legg Mason, Inc.	36,036

20,800	Morgan Stanley	478,608

1,200	Northern Trust Corporation	55,152

1,400	Raymond James Financial Inc.	45,010

6,300	State Street Corporation	284,067
	Total Capital Markets	12,661,551
	Chemicals – 1.6%

1,300	Ashland Inc.	84,006

1,300	Cabot Corporation	51,831

1,200	CF Industries Holdings, Inc.	170,004

700	Cytec Industries, Inc.	40,033

15,500	Dow Chemical Company	558,000

7,120	FMC Corporation	612,462

3,800	Huntsman Corporation	71,630

41,380	Interpid Potash Inc., (2)	1,344,850

Nuveen Investments	39

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Chemicals (continued)

8,700	LyondellBasell Industries NV, (2)	$335,124

30,650	Monsanto Company	2,223,351

300	Nalco Holding Company	8,343

400	Rockwood Holdings Inc., (2)	22,116

1,800	RPM International, Inc.	41,436

100	Scotts Miracle Gro Company	5,131

1,000	Valspar Corporation	36,060

500	Westlake Chemical Corporation	25,950

200	WR Grace & Company, (2)	9,126
	Total Chemicals	5,639,453
	Commercial & Professional Services – 0.0%

500	Corrections Corporation of America, (2)	10,825
	Commercial Banks – 5.8%

87,627	Associated Banc-Corp.	1,218,015

500	Bank of Hawaii Corporation	23,260

101,450	BB&T Corporation	2,722,918

300	BOK Financial Corporation	16,431

4,400	Capitalsource Inc.	28,380

2,100	CIT Group Inc., (2)	92,946

500	City National Corporation	27,125

1,900	Comerica Incorporated	65,683

1,100	Commerce Bancshares Inc.	47,300

400	Cullen/Frost Bankers, Inc.	22,740

48,720	East West Bancorp Inc.	984,631

12,200	Fifth Third Bancorp.	155,550

2,200	First Horizon National Corporation, (2)	20,988

800	First Republic Bank of San Francisco	25,824

2,500	Fulton Financial Corporation	26,775

10,200	Huntington BancShares Inc.	66,912

223,250	KeyCorp.	1,859,673

15,360	M&T Bank Corporation	1,350,912

6,400	Marshall and Ilsley Corporation	51,008

5,500	PNC Financial Services Group, Inc.	327,855

6,800	Popular, Inc., (2)	18,768

14,000	Regions Financial Corporation	86,800

5,600	SunTrust Banks, Inc.	144,480

8,700	Synovus Financial Corp.	18,096

1,400	TCF Financial Corporation	19,320

94,930	U.S. Bancorp	2,421,664

2,300	Valley National Bancorp.	31,303

237,570	Wells Fargo & Company	6,666,213

61,620	Zions Bancorporation	1,479,496
	Total Commercial Banks	20,021,066
	Commercial Services & Supplies – 0.6%

1,500	Avery Dennison Corporation	57,945

1,400	Cintas Corporation	46,242

40	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

2,100	Covanta Holding Corporation	$34,629

500	KAR Auction Services Inc., (2)	9,455

3,100	Pitney Bowes Inc.	71,269

4,500	R.R. Donnelley & Sons Company	88,245

51,980	Republic Services, Inc.	1,603,583

100	St Joe Company, (2)	2,084

100	Waste Connections Inc., (2)	3,173

6,300	Waste Management, Inc.	234,801
	Total Commercial Services & Supplies	2,151,426
	Communications Equipment – 0.7%

4,900	Brocade Communications Systems Inc., (2)	31,654

41,900	Cisco Systems, Inc., (2)	654,059

900	Echostar Holding Corproation, Class A, (2)	32,787

700	Harris Corporation	31,542

900	Motorola Mobility Holdings Inc.	19,836

38,850	Motorola Solutions Inc.	1,788,654

1,000	Tellabs Inc.	4,610
	Total Communications Equipment	2,563,142
	Computers & Peripherals – 0.6%

19,000	Dell Inc., (2)	316,730

800	Diebold Inc.	24,808

22,200	Hewlett-Packard Company	808,080

1,300	Lexmark International, Inc., Class A, (2)	38,038

500	NCR Corporation, (2)	9,445

5,800	SanDisk Corporation, (2)	240,700

32,390	Seagate Technology, (2)	523,422

3,900	Western Digital Corporation, (2)	141,882
	Total Computers & Peripherals	2,103,105
	Construction & Engineering – 0.2%

600	AECOM Technology Corporation, (2)	16,404

900	Chicago Bridge & Iron Company N.V., (2)	35,010

500	Jacobs Engineering Group, Inc., (2)	21,625

2,700	KBR Inc.	101,763

100	Shaw Group Inc., (2)	3,021

1,100	URS Corporation, (2)	49,214
	Total Construction & Engineering	227,037
	Construction Materials – 0.2%

16,500	Vulcan Materials Company	635,745
	Consumer Finance – 0.7%

6,400	American Express Company	330,880

10,500	Capital One Financial Corporation	542,535

52,280	Discover Financial Services	1,398,490

11,300	SLM Corporation, (2)	189,953
	Total Consumer Finance	2,461,858

Nuveen Investments	41

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Containers & Packaging – 0.4%

900	AptarGroup Inc.	$47,106

1,100	Bemis Company, Inc.	37,158

500	Greif Inc.	32,515

39,850	Owens-Illinois, Inc., (2)	1,028,529

700	Packaging Corp. of America	19,593

2,100	Sealed Air Corporation	49,959

1,100	Sonoco Products Company	39,094

700	Temple-Inland Inc.	20,818
	Total Containers & Packaging	1,274,772
	Distributors – 0.0%

1,800	Genuine Parts Company	97,920
	Diversified Consumer Services – 0.0%

700	Career Education Corporation, (2)	14,805

100	Devry, Inc.	5,913

500	Education Management Corporation, (2)	11,970

4,500	H & R Block Inc.	72,180

3,600	Service Corporation International	42,048
	Total Diversified Consumer Services	146,916
	Diversified Financial Services – 3.5%

133,500	Bank of America Corporation	1,463,160

93,187	Citigroup Inc.	3,880,307

400	CME Group, Inc.	116,636

600	Interactive Brokers Group, Inc., (2)	9,390

156,300	JP Morgan Chase & Co.	6,398,922

4,700	Leucadia National Corporation, (2)	160,270

3,700	Nasdaq Stock Market, Inc., (2)	93,610

2,800	New York Stock Exchange Euronext	95,956
	Total Diversified Financial Services	12,218,251
	Diversified REIT – 0.2%

1,900	Liberty Property Trust	61,902

2,300	Vornado Realty Trust	214,314
	Total Diversified REIT	276,216
	Diversified Telecommunication Services – 3.9%

117,600	AT&T Inc.	3,693,816

85,450	BCE INC.	3,357,331

33,790	CenturyLink Inc.	1,366,130

24,200	Frontier Communications Corporation	195,294

38,800	Level 3 Communications Inc., (2)	94,672

600	TW Telecom Inc., (2)	12,318

121,070	Verizon Communications Inc.	4,507,436

6,500	Windstream Corporation	84,240
	Total Diversified Telecommunication Services	13,311,237
	Electric Utilities – 2.1%

9,700	American Electric Power Company, Inc.	365,496

1,800	DPL Inc.	54,288

42	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

110,950	Duke Energy Corporation	$2,089,189

7,000	Edison International	271,250

2,600	Entergy Corporation	177,528

11,400	Exelon Corporation	488,376

8,300	FirstEnergy Corp.	366,445

2,700	Great Plains Energy Incorporated	55,971

1,600	Hawaiian Electric Industries	38,496

7,000	NextEra Energy Inc.	402,220

3,600	Northeast Utilities	126,612

4,900	NV Energy Inc.	75,215

5,300	Pepco Holdings, Inc.	104,039

2,600	Pinnacle West Capital Corporation	115,908

8,700	PPL Corporation	242,121

5,600	Progress Energy, Inc.	268,856

43,820	Southern Company	1,769,452

2,500	Westar Energy Inc.	67,275
	Total Electric Utilities	7,078,737
	Electrical Equipment – 0.2%

700	Cooper Industries Inc.	41,769

400	General Cable Corporation, (2)	17,032

1,500	GrafTech International Ltd., (2)	30,405

900	Hubbell Incorporated, Class B	58,455

200	Regal-Beloit Corporation	13,354

600	Thomas & Betts Corporation, (2)	32,310
	Total Electrical Equipment	193,325
	Electronic Components – 0.2%

500	AVX Group	7,620

25,200	Corning Incorporated	457,380

7,100	Vishay Intertechnology Inc., (2)	106,784
	Total Electronic Components	571,784
	Electronic Equipment & Instruments – 0.1%

2,900	Arrow Electronics, Inc., (2)	120,350

2,700	Avnet Inc., (2)	86,076

1,800	Ingram Micro, Inc., Class A, (2)	32,652

100	Itron Inc., (2)	4,816

2,400	Jabil Circuit Inc.	48,480

2,200	Molex Inc.	56,694

600	Tech Data Corporation, (2)	29,334
	Total Electronic Equipment & Instruments	378,402
	Energy Equipment & Services – 0.9%

1,000	Atwood Oceanics Inc., (2)	44,130

7,800	Baker Hughes Incorporated	565,968

600	Cooper Cameron Corporation, (2)	30,174

1,000	Diamond Offshore Drilling, Inc.	70,410

21,990	Halliburton Company	1,121,490

100	Helmerich & Payne Inc.	6,612

Nuveen Investments	43

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

700	McDermott International Inc., (2)	$13,867

10,100	Nabors Industries Inc., (2)	248,864

9,100	National-Oilwell Varco Inc.	711,711

200	Oil States International Inc., (2)	15,982

5,300	Patterson-UTI Energy, Inc.	167,533

2,200	Rowan Companies Inc., (2)	85,382

600	SeaCor Smit Inc., (2)	59,976

700	Tidewater Inc.	37,667

900	Unit Corporation, (2)	54,837
	Total Energy Equipment & Services	3,234,603
	Food & Staples Retailing – 0.8%

500	BJ’s Wholesale Club, (2)	25,175

56,240	CVS Caremark Corporation	2,113,499

6,000	Kroger Co.	148,800

5,300	Safeway Inc.	123,861

4,800	SUPERVALU INC.	45,168

700	Walgreen Co.	29,722

4,800	Wal-Mart Stores, Inc.	255,072
	Total Food & Staples Retailing	2,741,297
	Food Products – 2.9%

84,550	Archer-Daniels-Midland Company	2,549,183

2,500	Bunge Limited	172,375

300	Campbell Soup Company	10,365

2,200	ConAgra Foods, Inc.	56,782

300	Corn Products International, Inc.	16,584

5,700	Dean Foods Company, (2)	69,939

1,100	General Mills, Inc.	40,942

1,500	H.J. Heinz Company	79,920

35,520	Hershey Foods Corporation	2,019,312

1,200	Hormel Foods Corporation	35,772

2,000	JM Smucker Company	152,880

100	Kellogg Company	5,532

62,230	Kraft Foods Inc.	2,192,363

500	McCormick & Company, Incorporated	24,785

34,410	Mead Johnson Nutrition Company, Class A Shares	2,324,396

900	Ralcorp Holdings Inc., (2)	77,922

2,900	Sara Lee Corporation	55,071

4,300	Smithfield Foods, Inc., (2)	94,041

5,100	Tyson Foods, Inc., Class A	99,042
	Total Food Products	10,077,206
	Gas Utilities – 0.3%

1,300	AGL Resources Inc.	52,923

1,600	Atmos Energy Corporation	53,200

1,200	National Fuel Gas Company	87,360

1,900	ONEOK, Inc.	140,619

39,100	Questar Corporation	692,461

44	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities (continued)

2,100	UGI Corporation	$66,969
	Total Gas Utilities	1,093,532
	Health Care Equipment & Supplies – 1.4%

900	Alere Inc.	32,958

800	Baxter International, Inc.	47,752

14,600	Boston Scientific Corporation, (2)	100,886

43,230	CareFusion Corporation, (2)	1,174,559

700	Cooper Companies, Inc.	55,468

59,100	Covidien PLC	3,145,893

600	DENTSPLY International Inc.	22,848

100	Hill Rom Holdings Inc.	4,604

4,400	Hologic Inc., (2)	88,748

200	Kinetic Concepts Inc., (2)	11,526

2,200	Medtronic, Inc.	84,766

500	Teleflex Inc.	30,530

1,900	Zimmer Holdings, Inc., (2)	120,080
	Total Health Care Equipment & Supplies	4,920,618
	Health Care Providers & Services – 3.4%

41,420	Aetna Inc.	1,826,208

1,000	AmericGroup Corporation, (2)	70,470

200	Brookdale Senior Living Inc., (2)	4,850

2,100	Cardinal Health, Inc.	95,382

4,600	CIGNA Corporation	236,578

2,600	Community Health Systems, Inc., (2)	66,768

3,900	Coventry Health Care, Inc., (2)	142,233

37,350	HCA Holdings Inc.	1,232,550

1,100	Health Net Inc., (2)	35,299

400	Henry Schein Inc., (2)	28,636

30,760	Humana Inc., (2)	2,477,410

1,100	Lifepoint Hospitals Inc., (2)	42,988

15,870	McKesson HBOC Inc.	1,327,526

1,300	Omnicare, Inc.	41,457

500	Patterson Companies, Inc.	16,445

14,100	Tenet Healthcare Corporation, (2)	87,984

22,400	UnitedHealth Group Incorporated	1,155,392

900	VCA Antech, Inc., (2)	19,080

36,200	Wellpoint Inc., (2)	2,851,474
	Total Health Care Providers & Services	11,758,730
	Health Care Technology – 0.0%

300	Emdeon Inc., Class A, (2)	3,936
	Hotels, Restaurants & Leisure – 0.7%

100	Brinker International Inc.	2,446

2,700	Carnival Corporation	101,601

200	Choice Hotels International, Inc.	6,672

400	Hyatt Hotels Corporation, Class A, (2)	16,328

24,300	McDonald’s Corporation	2,048,976

Nuveen Investments	45

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

2,900	MGM Mirage Inc., (2)	$38,309

1,700	Penn National Gaming, Inc., (2)	68,578

2,400	Royal Caribbean Cruises Limited, (2)	90,336

2,400	Wendy’s International, Inc.	12,168

2,800	Wyndham Worldwide Corporation	94,220
	Total Hotels, Restaurants & Leisure	2,479,634
	Household Durables – 0.3%

400	D.R. Horton, Inc.	4,608

2,300	Fortune Brands Inc.	146,671

400	Garmin Limited	13,212

300	Harman International Industries Inc., (2)	13,671

900	Jarden Corporation	31,059

400	Leggett and Platt Inc.	9,752

900	Lennar Corporation, Class A	16,335

700	Mohawk Industries Inc., (2)	41,993

2,000	Newell Rubbermaid Inc.	31,560

300	Toll Brothers Inc., (2)	6,222

8,551	Whirlpool Corporation	695,367
	Total Household Durables	1,010,450
	Household Products – 0.6%

600	Church & Dwight Company Inc.	24,324

1,000	Clorox Company	67,440

300	Colgate-Palmolive Company	26,223

1,100	Energizer Holdings Inc., (2)	79,596

400	Kimberly-Clark Corporation	26,624

27,500	Procter & Gamble Company	1,748,175
	Total Household Products	1,972,382
	Independent Power Producers & Energy Traders – 0.1%

13,100	AES Corporation, (2)	166,894

3,100	Calpine Corporation, (2)	50,003

1,400	Constellation Energy Group	53,144

3,100	GenOn Energy Inc.	11,966

3,400	NRG Energy Inc., (2)	83,572
	Total Independent Power Producers & Energy Traders	365,579
	Industrial Conglomerates – 1.7%

700	3M Co.	66,395

800	Carlisle Companies Inc.	39,384

288,950	General Electric Company	5,449,597

7,100	Tyco International Ltd.	350,953
	Total Industrial Conglomerates	5,906,329
	Industrial REIT – 0.2%

7,800	Prologis Inc.	279,552
	Insurance – 7.0%

44,000	Ace Limited	2,896,080

5,700	AFLAC Incorporated	266,076

100	Alleghany Corporation, Term Loan, (2)	33,311

46	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

900	Allied World Assurance Holdings	$51,822

7,900	Allstate Corporation	241,187

1,500	American Financial Group Inc.	53,535

7,600	American International Group, (2)	222,832

100	American National Insurance Company	7,750

71,710	Aon Corporation	3,678,723

2,900	Arch Capital Group Limited, (2)	92,568

1,400	Arthur J. Gallagher & Co.	39,956

1,000	Aspen Insurance Holdings Limited	25,730

1,400	Assurant Inc.	50,778

1,600	Assured Guaranty Limited	26,096

2,200	Axis Capital Holdings Limited	68,112

13,600	Berkshire Hathaway Inc., Class B, (2)	1,052,504

1,700	Brown & Brown Inc.	43,622

5,200	Chubb Corporation	325,572

2,500	Cincinnati Financial Corporation	72,950

400	CNA Financial Corporation, (2)	11,620

700	Endurance Specialty Holdings Limited	28,931

900	Everest Reinsurance Group Ltd	73,575

3,100	Fidelity National Title Group Inc., Class A	48,794

6,200	Genworth Financial Inc., Class A, (2)	63,736

600	Hanover Insurance Group Inc.	22,626

53,310	Hartford Financial Services Group, Inc.	1,405,785

2,000	HCC Insurance Holdings Inc.	63,000

40,263	Lincoln National Corporation	1,147,093

5,000	Loews Corporation	210,450

100	Markel Corporation, (2)	39,681

9,400	Marsh & McLennan Companies, Inc.	293,186

2,300	MBIA Inc., (2)	19,987

300	Mercury General Corporation	11,847

89,900	MetLife, Inc.	3,943,913

3,500	Old Republic International Corporation	41,125

900	PartnerRe Limited	61,965

4,900	Principal Financial Group, Inc.	149,058

7,300	Progressive Corporation	156,074

1,600	Protective Life Corporation	37,008

23,630	Prudential Financial, Inc.	1,502,632

21,680	Reinsurance Group of America Inc.	1,319,445

900	RenaisasnceRE Holdings, Limited	62,955

600	StanCorp Financial Group Inc.	25,314

85,760	Symetra Financial Corporation	1,151,757

1,700	Torchmark Corporation	109,038

600	Transatlantic Holdings Inc.	29,406

7,300	Travelers Companies, Inc.	426,174

700	Unitrin, Inc.	20,769

Nuveen Investments	47

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Insurance (continued)

5,400	Unum Group	$137,592

1,900	Valdius Holdings Limited	58,805

100	White Mountain Insurance Group	42,016

1,600	WR Berkley Corporation	51,904

96,180	XL Capital Ltd, Class A	2,114,036
	Total Insurance	24,130,501
	Internet & Catalog Retail – 0.2%

800	Expedia, Inc.	23,192

11,600	Liberty Media Holding Corporation Interactive, Class A, (2)	194,532
	Total Internet & Catalog Retail	217,724
	Internet Software & Services – 0.1%

1,200	AOL Inc., (2)	23,832

7,800	eBay Inc., (2)	251,706

1,500	IAC/InterActiveCorp., (2)	57,255

3,300	Yahoo! Inc., (2)	49,632
	Total Internet Software & Services	382,425
	IT Services – 1.0%

8,100	Accenture Limited	489,402

1,300	Amdocs Limited, (2)	39,507

19,190	Automatic Data Processing, Inc.	1,010,929

100	Booz Allen Hamilton Holding	1,911

100	Broadridge Financial Solutions, Inc.	2,407

2,100	Computer Sciences Corporation	79,716

34,280	CoreLogic Inc.	572,819

600	DST Systems Inc.	31,680

2,700	Fidelity National Information Services	83,133

300	Fiserv, Inc., (2)	18,789

4,700	International Business Machines Corporation (IBM)	806,285

200	Paychex, Inc.	6,144

1,000	SAIC, Inc., (2)	16,820

2,000	Total System Services Inc.	37,160

1,400	Visa Inc.	117,964
	Total IT Services	3,314,666
	Leisure Equipment & Products – 0.0%

1,700	Mattel, Inc.	46,733
	Life Sciences Tools & Services – 0.1%

300	Bio-Rad Laboratories Inc., (2)	35,808

1,500	Perkinelmer Inc.	40,365

1,000	Qiagen NV	19,020

4,900	Thermo Fisher Scientific, Inc., (2)	315,511
	Total Life Sciences Tools & Services	410,704
	Machinery – 1.6%

2,200	AGCO Corporation, (2)	108,592

10,530	Caterpillar Inc.	1,121,024

900	CNH Global N.V., (2)	34,785

48	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

900	Crane Company	$44,469

600	Dover Corporation	40,680

3,500	Eaton Corporation	180,075

100	Flowserve Corporation	10,989

1,300	Harsco Corporation	42,380

100	IDEX Corporation	4,585

300	Illinois Tool Works, Inc.	16,947

800	Ingersoll Rand Company Limited, Class A	36,328

1,100	Kennametal Inc.	46,431

400	Lincoln Electric Holdings Inc.	14,340

1,300	Navistar International Corporation, (2)	73,398

24,550	Oshkosh Truck Corporation, (2)	710,477

17,580	Parker Hannifin Corporation	1,577,629

1,200	Pentair, Inc.	48,432

700	Snap-on Incorporated	43,736

500	SPX Corporation	41,330

2,300	Stanley Black & Decker Inc.	165,715

1,600	Terex Corporation, (2)	45,520

22,100	Timken Company	1,113,840

1,500	Trinity Industries Inc.	52,320
	Total Machinery	5,574,022
	Marine – 0.0%

800	Alexander and Bald, Inc.	38,528

200	Kirby Corporation, (2)	11,334
	Total Marine	49,862
	Media – 5.7%

13,000	CBS Corporation, Class B	370,370

1,100	Clear Channel Outdoor Holdings Inc., Class A, (2)	13,970

143,040	Comcast Corporation, Class A	3,624,634

300	Dreamworks Animation SKG Inc., (2)	6,030

2,800	Echostar Communications Corporation, Variable Prepaid Forward	85,876

3,200	Gannett Company Inc.	45,824

4,200	Interpublic Group Companies, Inc., (2)	52,500

500	Lamar Advertising Company, (2)	13,685

2,500	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	214,375

22,180	Liberty Media Starz, (2)	1,668,823

900	Madison Square Garden Inc., (2)	24,777

900	McGraw-Hill Companies, Inc.	37,719

36,600	News Corporation, Class A	647,820

400	Regal Entertainment Group, Class A	4,940

2,300	Thomson Corporation	86,388

141,000	Time Warner Inc.	5,128,170

109,620	Viacom Inc., Class B	5,590,620

31,480	Virgin Media, Inc.	942,196

24,100	Walt Disney Company	940,864

100	Washington Post Company	41,895
	Total Media	19,541,476

Nuveen Investments	49

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Metals & Mining – 0.8%

100	AK Steel Holding Corporation	$1,576

17,100	Alcoa Inc.	271,206

700	Commercial Metals Company	10,045

40,406	Freeport-McMoRan Copper & Gold, Inc.	2,137,477

2,100	Newmont Mining Corporation	113,337

1,000	Nucor Corporation	41,220

400	Reliance Steel & Aluminum Company	19,860

100	Schnitzer Steel Industries, Inc.	5,760

500	Steel Dynamics Inc.	8,125
	Total Metals & Mining	2,608,606
	Mortgage REIT – 0.1%

3,100	American Capital Agency Corporation	90,241

19,800	Annaly Capital Management Inc.	357,192

18,500	Chimera Investments Corporation	64,010
	Total Mortgage REIT	511,443
	Multiline Retail – 0.7%

1,000	Big Lots, Inc., (2)	33,150

1,300	Dillard’s, Inc., Class A	67,782

2,200	J.C. Penney Company, Inc.	75,988

500	Kohl’s Corporation, (2)	25,005

62,120	Macy’s, Inc.	1,816,389

8,100	Target Corporation	379,971
	Total Multiline Retail	2,398,285
	Multi-Utilities – 0.9%

2,400	Alliant Energy Corporation	97,584

5,400	Ameren Corporation	155,736

10,100	CenterPoint Energy, Inc.	195,435

6,500	CMS Energy Corporation	127,985

6,500	Consolidated Edison, Inc.	346,060

9,100	Dominion Resources, Inc.	439,257

3,000	DTE Energy Company	150,060

1,700	Integrys Energy Group, Inc.	88,128

3,500	MDU Resources Group Inc.	78,750

7,200	NiSource Inc.	145,800

1,400	NSTAR	64,372

2,000	OGE Energy Corp.	100,640

4,800	PG&E Corporation	201,744

7,800	Public Service Enterprise Group Incorporated	254,592

2,000	Scana Corporation	78,740

4,100	Sempra Energy	216,808

4,400	TECO Energy, Inc.	83,116

1,400	Vectren Corporation	39,004

3,400	Wisconsin Energy Corporation	106,590

8,700	Xcel Energy, Inc.	211,410
	Total Multi-Utilities	3,181,811

50	Nuveen Investments

Shares	Description (1)	Value

	Office Electronics – 0.0%

15,600	Xerox Corporation	$162,396
	Office REIT – 0.6%

800	Alexandria Real Estate Equities Inc.	61,936

400	Boston Properties, Inc.	42,464

2,100	Brandywine Realty Trust	24,339

1,300	CommonWealth REIT	33,592

200	Corporate Office Properties	6,222

24,130	Digital Realty Trust Inc.	1,490,751

1,900	Douglas Emmett Inc.	37,791

4,400	Duke Realty Corporation	61,644

1,000	Mack-Cali Realty Corporation	32,940

2,600	Piedmont Office Realty Trust	53,014

1,300	SL Green Realty Corporation	107,731
	Total Office REIT	1,952,424
	Oil, Gas & Consumable Fuels – 12.5%

1,700	Alpha Natural Resources Inc., (2)	77,248

6,900	Anadarko Petroleum Corporation	529,644

17,860	Apache Corporation	2,203,745

32,050	Arch Coal Inc.	854,453

16,600	Chesapeake Energy Corporation	492,854

63,300	Chevron Corporation	6,509,772

600	Cimarex Energy Company	53,952

200	Cobalt International Energy, Inc., (2)	2,726

85,640	ConocoPhillips	6,439,272

900	Denbury Resources Inc., (2)	18,000

28,750	Devon Energy Corporation	2,265,788

49,870	El Paso Corporation	1,007,374

1,500	Energen Corporation	84,750

1,200	EQT Corporation	63,024

600	Exco Resources Inc.	10,590

36,600	Exxon Mobil Corporation	2,978,508

2,600	Forest Oil Corporation, (2)	69,446

24,990	Hess Corporation	1,868,252

200	Kinder Morgan, Inc.	5,746

84,250	Marathon Oil Corporation	4,438,290

3,400	Murphy Oil Corporation	223,244

22,120	Newfield Exploration Company, (2)	1,504,602

2,200	Noble Energy, Inc.	197,186

50,483	Occidental Petroleum Corporation	5,252,251

18,440	Peabody Energy Corporation	1,086,300

800	Petrohawk Energy Corporation, (2)	19,736

300	Pioneer Natural Resources Company	26,871

4,300	Plains Exploration & Production Company, (2)	163,916

31,770	QEP Resources Inc., (2)	1,328,939

3,100	Quicksilver Resources Inc., (2)	45,756

17,040	Range Resources Corporation	945,720

Nuveen Investments	51

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

200	SM Energy Company	$14,696

1,400	Southern Union Company	56,210

12,100	Spectra Energy Corporation	331,661

3,100	Sunoco, Inc.	129,301

1,100	Teekay Shipping Corporation	33,968

43,540	Tesoro Corporation	997,501

16,800	Valero Energy Corporation	429,576

16,300	Williams Companies, Inc.	493,075
	Total Oil, Gas & Consumable Fuels	43,253,943
	Paper & Forest Products – 0.3%

7,900	Domtar Corporation	748,288

10,100	International Paper Company	301,182

3,200	MeadWestvaco Corporation	106,592
	Total Paper & Forest Products	1,156,062
	Pharmaceuticals – 10.8%

600	Abbott Laboratories	31,572

76,811	Bristol-Myers Squibb Company	2,224,447

16,900	Eli Lilly and Company	634,257

4,300	Forest Laboratories, Inc., (2)	169,162

12,600	Hospira Inc., (2)	713,916

120,460	Johnson & Johnson	8,012,998

211,289	Merck & Company Inc.	7,456,388

300	Mylan Laboratories Inc., (2)	7,401

559,740	Pfizer Inc.	11,530,643

103,850	Sanofi-Aventis, ADR	4,171,655

1,500	Warner Chilcott Limited, (2)	36,195

33,520	Watson Pharmaceuticals Inc., (2)	2,303,830
	Total Pharmaceuticals	37,292,464
	Professional Services – 0.0%

1,500	Equifax Inc.	52,080

1,200	Manpower Inc.	64,380

600	Towers Watson & Company, Class A Shares	39,426
	Total Professional Services	155,886
	Real Estate Management & Development – 0.0%

700	Howard Hughes Corporation	45,528

2,500	Forest City Enterprises, Inc., (2)	46,675

100	Jones Lang LaSalle Inc.	9,430
	Total Real Estate Management & Development	101,633
	Residential REIT – 0.4%

400	Apartment Investment & Management Company, Class A	10,212

1,300	AvalonBay Communities, Inc.	166,920

900	BRE Properties, Inc.	44,892

11,310	Camden Property Trust	719,542

4,400	Equity Residential	264,000

200	Essex Property Trust Inc.	27,058

2,300	UDR Inc.	56,465
	Total Residential REIT	1,289,089

52	Nuveen Investments

Shares	Description (1)	Value

	Retail REIT – 0.2%

2,300	Developers Diversified Realty Corporation	$32,430

100	Federal Realty Investment Trust	8,518

10,400	General Growth Properties Inc.	173,576

7,200	Kimco Realty Corporation	134,208

1,300	Macerich Company	69,550

1,600	Realty Income Corporation	53,584

1,300	Regency Centers Corporation	57,161

700	Simon Property Group, Inc.	81,361

1,000	Taubman Centers Inc.	59,200

2,000	Weingarten Realty Trust	50,320
	Total Retail REIT	719,908
	Road & Rail – 1.3%

400	Con-Way, Inc.	15,524

91,830	CSX Corporation	2,407,783

16,290	Kansas City Southern Industries, (2)	966,486

4,800	Norfolk Southern Corporation	359,664

1,000	Ryder System, Inc.	56,850

6,800	Union Pacific Corporation	709,920
	Total Road & Rail	4,516,227
	Semiconductors & Equipment – 2.3%

161,400	Applied Materials, Inc.	2,099,814

800	Atmel Corporation, (2)	11,256

5,400	Fairchild Semiconductor International Inc., Class A, (2)	90,234

95,540	Intel Corporation	2,117,166

1,300	International Rectifier Corporation, (2)	36,361

600	Intersil Holding Corporation, Class A	7,710

1,200	KLA-Tencor Corporation	48,576

6,400	LSI Logic Corporation, (2)	45,568

3,000	Marvell Technology Group Ltd., (2)	44,295

100	MEMC Electronic Materials, (2)	853

49,900	Micron Technology, Inc., (2)	373,252

300	National Semiconductor Corporation	7,383

2,100	Novellus Systems, Inc., (2)	75,894

3,500	SunPower Corporation, (2)	67,655

7,000	Teradyne Inc., (2)	103,600

87,950	Texas Instruments Incorporated	2,887,399
	Total Semiconductors & Equipment	8,017,016
	Software – 2.0%

2,400	Activision Blizzard Inc.	28,032

2,100	CA Inc.	47,964

500	Compuware Corporation, (2)	4,880

261,110	Microsoft Corporation	6,788,859

1,700	Synopsys Inc., (2)	43,707
	Total Software	6,913,442

Nuveen Investments	53

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Specialized REIT – 0.6%

6,100	Health Care Property Investors Inc.	$223,809

2,700	Health Care REIT, Inc.	141,561

1,900	Hospitality Properties Trust	46,075

5,600	Host Hotels & Resorts Inc.	94,920

2,000	Nationwide Health Properties, Inc.	82,820

600	Plum Creek Timber Company	24,324

100	Public Storage, Inc.	11,401

16,520	Rayonier Inc.	1,079,582

2,300	Senior Housing Properties Trust	53,843

9,600	Weyerhaeuser Company	209,856
	Total Specialized REIT	1,968,191
	Specialty Retail – 1.5%

400	Aaron Rents Inc.	11,304

300	Abercrombie & Fitch Co., Class A	20,076

3,700	American Eagle Outfitters, Inc.	47,175

400	AutoNation Inc., (2)	14,644

4,900	Best Buy Co., Inc.	153,909

1,900	CarMax, Inc., (2)	62,833

600	Chico’s FAS, Inc.	9,138

3,500	Foot Locker, Inc.	83,160

5,000	GameStop Corporation, (2)	133,350

8,100	Gap, Inc.	146,610

3,600	Home Depot, Inc.	130,392

133,250	Lowe’s Companies, Inc.	3,106,058

2,600	RadioShack Corporation	34,606

100	Sally Beauty Holdings Inc.	1,710

1,400	Signet Jewelers Limited, (2)	65,534

79,400	Staples, Inc.	1,254,520

600	Williams-Sonoma Inc.	21,894
	Total Specialty Retail	5,296,913
	Thrifts & Mortgage Finance – 0.1%

300	BankUnited Inc.	7,962

1,100	Capitol Federal Financial Inc.	12,936

3,400	First Niagara Financial Group Inc.	44,880

5,700	Hudson City Bancorp, Inc.	46,683

8,100	New York Community Bancorp Inc.	121,419

1,900	People’s United Financial, Inc.	25,536

600	TFS Financial Corporation	5,808

1,200	Washington Federal Inc.	19,716
	Total Thrifts & Mortgage Finance	284,940
	Tobacco – 0.7%

11,600	Altria Group, Inc.	306,356

3,300	Lorillard Inc.	359,271

24,473	Philip Morris International	1,634,062

5,400	Reynolds American Inc.	200,070
	Total Tobacco	2,499,759

54	Nuveen Investments

Shares	Description (1)			Value

	Trading Companies & Distributors – 0.0%

200	Air Lease Corporation			$4,858

1,100	GATX Corporation			40,832

400	WESCO International Inc., (2)			21,636
	Total Trading Companies & Distributors			67,326
	Water Utilities – 0.0%

4,300	American Water Works Company			126,635

1,900	Aqua America Inc.			41,762
	Total Water Utilities			168,397
	Wireless Telecommunication Services – 1.3%

1,300	NII Holdings Inc., Class B, (2)			55,094

65,500	Sprint Nextel Corporation, (2)			353,045

1,200	Telephone and Data Systems Inc.			37,296

200	United States Cellular Corporation, (2)			9,684

150,150	Vodafone Group PLC, Sponsored ADR			4,012,008
	Total Wireless Telecommunication Services			4,467,127
	Total Common Stocks (cost $283,313,393)			338,919,334

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 1.0%

50,000	I-Shares Russell 1000 Value Index Fund			$3,414,000
	Total Investment Companies (cost $3,032,350)			3,414,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.8%

$2,793	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $2,792,819, collateralized by $2,790,000 U.S. Treasury Notes, 1.500%, due 12/31/13, value $2,852,775	0.010%	7/01/11	$2,792,818
	Total Short-Term Investments (cost $2,792,818)			2,792,818
	Total Investments (cost $289,138,561) – 100.1%			345,126,152
	Other Assets Less Liabilities – (0.1)%			(441,433)
	Net Assets – 100%			$344,684,719

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	55

Portfolio of Investments

Nuveen NWQ Multi-Cap Value Fund

June 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 96.1%

	Automobiles – 1.7%

202,700	General Motors Company, (2)	$6,153,972
	Biotechnology – 3.7%

234,900	Amgen Inc., (2)	13,706,415
	Capital Markets – 1.4%

1,553,600	FBR Capital Markets Corporation, (2)	5,282,240
	Commercial Banks – 1.6%

430,000	Privatebancorp, Inc.	5,934,000
	Commercial Services & Supplies – 1.3%

211,000	Pitney Bowes Inc.	4,850,890
	Communications Equipment – 4.9%

334,900	Motorola Mobility Holdings Inc., (2)	7,381,196

231,000	Motorola Solutions Inc., (2)	10,635,240
	Total Communications Equipment	18,016,436
	Diversified Financial Services – 5.4%

306,900	Citigroup Inc.	12,779,316

170,000	JP Morgan Chase & Co.	6,959,800
	Total Diversified Financial Services	19,739,116
	Independent Power Producers & Energy Traders – 1.3%

187,600	NRG Energy Inc., (2)	4,611,208
	Insurance – 15.5%

187,000	Aon Corporation	9,593,100

800,000	Genworth Financial Inc., Class A, (2)	8,224,000

350,000	Hartford Financial Services Group, Inc.	9,229,500

207,000	Loews Corporation	8,712,630

158,987	Reinsurance Group of America Inc.	9,675,949

450,000	Unum Group	11,466,000
	Total Insurance	56,901,179
	IT Services – 1.7%

460,000	Convergys Corporation, (2)	6,274,400
	Machinery – 3.1%

145,000	Ingersoll Rand Company Limited, Class A	6,584,450

135,000	Trinity Industries Inc.	4,708,800
	Total Machinery	11,293,250
	Media – 7.1%

752,000	Interpublic Group Companies, Inc.	9,400,000

326,997	Viacom Inc., Class B	16,676,847
	Total Media	26,076,847
	Metals & Mining – 8.5%

311,199	AngloGold Ashanti Limited, Sponsored ADR	13,098,366

449,000	Aurizon Mines Ltd, (2)	2,509,910

215,600	Barrick Gold Corporation	9,764,524

2,247,200	Northgate Minerals Corporation, (2)	5,842,720
	Total Metals & Mining	31,215,520

56	Nuveen Investments

Shares	Description (1)			Value

	Mortgage REIT – 2.3%

550,000	Redwood Trust Inc.			$8,316,000
	Oil, Gas & Consumable Fuels – 12.5%

118,500	Apache Corporation			14,621,715

399,700	Denbury Resources Inc., (2)			7,994,000

70,000	Hess Corporation			5,233,200

53,000	Noble Energy, Inc.			4,750,390

305,000	Petrohawk Energy Corporation, (2)			7,524,350

280,000	Talisman Energy Inc.			5,737,200
	Total Oil, Gas & Consumable Fuels			45,860,855
	Pharmaceuticals – 11.9%

137,000	Merck & Company Inc.			4,834,730

797,200	Pfizer Inc.			16,422,320

63,900	Salix Pharmaceuticals Limited, (2)			2,545,137

352,000	Sanofi-Aventis			14,139,840

121,000	Teva Pharmaceutical Industries Limited, Sponsored ADR			5,834,620
	Total Pharmaceuticals			43,776,647
	Semiconductors & Equipment – 4.6%

1,200,044	Mattson Technology, Inc., (2)			2,280,084

168,650	MKS Instruments Inc.			4,455,733

1,345,200	PMC-Sierra, Inc., (2)			10,183,164
	Total Semiconductors & Equipment			16,918,981
	Software – 6.6%

1,058,577	CA Inc.			24,177,898
	Tobacco – 1.0%

55,000	Philip Morris International			3,672,350
	Total Common Stocks (cost $294,474,297)			352,778,204

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.5%

$9,054	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $9,054,460, collateralized by $9,035,000 U.S. Treasury Notes, 1.500%, due 12/31/13, value $9,238,288	0.010%	7/01/11	$9,054,457
	Total Short-Term Investments (cost $9,054,457)			9,054,457
	Total Investments (cost $303,528,754) – 98.6%			361,832,661
	Other Assets Less Liabilities – 1.4%			5,181,274
	Net Assets – 100%			$367,013,935

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	57

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund

June 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 96.9%

	Aerospace & Defense – 2.7%

83,570	Lockheed Martin Corporation	$6,766,663

96,730	Raytheon Company	4,821,991
	Total Aerospace & Defense	11,588,654
	Automobiles – 1.9%

266,000	General Motors Company, (2)	8,075,760
	Biotechnology – 4.0%

296,020	Amgen Inc., (2)	17,272,767
	Capital Markets – 2.4%

78,600	Goldman Sachs Group, Inc.	10,460,874
	Commercial Banks – 2.4%

368,630	Wells Fargo & Company	10,343,758
	Commercial Services & Supplies – 1.0%

205,830	Pitney Bowes Inc.	4,732,032
	Communications Equipment – 6.2%

369,500	Cisco Systems, Inc.	5,767,895

444,590	Motorola Mobility Holdings Inc., (2)	9,798,764

247,648	Motorola Solutions Inc., (2)	11,401,714
	Total Communications Equipment	26,968,373
	Diversified Financial Services – 5.4%

383,120	Citigroup Inc.	15,953,117

183,970	JP Morgan Chase & Co.	7,531,732
	Total Diversified Financial Services	23,484,849
	Energy Equipment & Services – 1.0%

97,210	Halliburton Company	4,957,710
	Food & Staples Retailing – 1.6%

180,400	CVS Caremark Corporation	6,779,432
	Independent Power Producers & Energy Traders – 1.1%

211,250	NRG Energy Inc., (2)	5,192,525
	Insurance – 16.4%

174,110	Aon Corporation	8,931,843

937,280	Genworth Financial Inc., Class A, (2)	9,635,238

406,910	Hartford Financial Services Group, Inc.	10,730,217

215,400	Lincoln National Corporation	6,136,746

245,031	Loews Corporation	10,313,355

322,680	MetLife, Inc.	14,155,972

449,780	Unum Group	11,460,394
	Total Insurance	71,363,765
	Machinery – 1.8%

169,270	Ingersoll Rand Company Limited, Class A	7,686,551
	Media – 7.8%

499,590	Interpublic Group Companies, Inc.	6,244,875

274,900	Time Warner Inc.	9,998,113

348,220	Viacom Inc., Class B	17,759,220
	Total Media	34,002,208

58	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining – 6.4%

414,151	AngloGold Ashanti Limited, Sponsored ADR			$17,431,616

233,690	Barrick Gold Corporation			10,583,820
	Total Metals & Mining			28,015,436
	Oil, Gas & Consumable Fuels – 13.5%

148,030	Apache Corporation			18,265,422

237,460	Canadian Natural Resources Limited			9,940,076

110,130	Hess Corporation			8,233,319

85,800	Noble Energy, Inc.			7,690,254

62,295	Occidental Petroleum Corporation			6,481,172

406,670	Talisman Energy Inc.			8,332,668
	Total Oil, Gas & Consumable Fuels			58,942,911
	Pharmaceuticals – 10.7%

148,960	Merck & Company Inc.			5,256,798

870,540	Pfizer Inc.			17,933,124

417,930	Sanofi-Aventis			16,788,248

143,200	Teva Pharmaceutical Industries Limited, Sponsored ADR			6,905,104
	Total Pharmaceuticals			46,883,274
	Road & Rail – 1.4%

58,040	Union Pacific Corporation			6,059,376
	Software – 7.9%

1,155,400	CA Inc.			26,389,333

303,810	Microsoft Corporation			7,899,060
	Total Software			34,288,393
	Tobacco – 1.3%

82,220	Philip Morris International			5,489,829
	Total Common Stocks (cost $375,510,451)			422,588,477

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.5%

$15,439	Repurchase Agreement with State Street Bank, dated 6/30/11, repurchase price $15,438,505, collateralized by $15,640,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $15,747,353	0.010%	7/01/11	$15,438,501
	Total Short-Term Investments (cost $15,438,501)			15,438,501
	Total Investments (cost $390,948,952) – 100.4%			438,026,978
	Other Assets Less Liabilities – (0.4)%			(1,729,197)
	Net Assets – 100%			$436,297,781

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	59

Portfolio of Investments

Nuveen NWQ Small/Mid-Cap Value Fund

June 30, 2011

Shares	Description (1)	Value

	Aerospace & Defense – 1.9%

24,550	Orbital Sciences Corporation, (2)	$413,668
	Building Products – 3.4%

71,450	Griffon Corporation, (2)	720,216
	Chemicals – 1.0%

6,500	Interpid Potash Inc., (2)	211,250
	Commercial Banks – 3.7%

17,500	Texas Capital BancShares, Inc., (2)	452,025

46,550	Western Alliance Bancorporation, (2)	330,505
	Total Commercial Banks	782,530
	Commercial Services & Supplies – 1.3%

17,100	Schawk Inc.	283,176
	Communications Equipment – 3.4%

113,850	Brocade Communications Systems Inc., (2)	735,471
	Containers & Packaging – 3.0%

8,150	Packaging Corp. of America	228,119

13,900	Temple-Inland Inc.	413,386
	Total Containers & Packaging	641,505
	Electrical Equipment – 4.4%

9,400	Belden Inc.	327,684

30,100	GrafTech International Ltd., (2)	610,127
	Total Electrical Equipment	937,811
	Electronic Equipment & Instruments – 8.7%

16,250	Arrow Electronics, Inc., (2)	674,375

19,950	Avnet Inc., (2)	636,006

9,750	Coherent Inc., (2)	538,883
	Total Electronic Equipment & Instruments	1,849,264
	Food & Staples Retailing – 1.3%

6,150	Casey’s General Stores, Inc.	270,600
	Food Products – 5.5%

21,200	Hormel Foods Corporation	631,972

9,783	Treehouse Foods Inc., (2)	534,250
	Total Food Products	1,166,222
	Hotels, Restaurants & Leisure – 4.7%

28,650	Bob Evans Farms	1,001,891
	Insurance – 8.7%

9,450	Allied World Assurance Holdings	544,131

7,500	PartnerRe Limited	516,375

7,750	Reinsurance Group of America Inc.	471,665

7,750	Willis Group Holdings PLC	318,603
	Total Insurance	1,850,774
	Machinery – 4.8%

12,600	CIRCOR International Inc.	539,658

1,700	Harsco Corporation	55,420

2,200	Middleby Corporation, (2)	206,888

4,350	Timken Company	219,240
	Total Machinery	1,021,206

60	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 9.8%

59,000	Aurizon Mines Ltd, (2)	$329,810

9,500	Globe Specialty Metals Inc., (2)	212,990

195,650	Northgate Minerals Corporation, (2)	508,690

7,550	Royal Gold, Inc.	442,204

58,800	Thompson Creek Metals Company Inc., (2)	586,824
	Total Metals & Mining	2,080,518
	Oil, Gas & Consumable Fuels – 6.5%

31,300	Denbury Resources Inc., (2)	626,000

10,300	SM Energy Company	756,844
	Total Oil, Gas & Consumable Fuels	1,382,844
	Paper & Forest Products – 0.9%

3,000	Clearwater Paper Corporation	204,840
	Personal Products – 4.2%

30,750	Elizabeth Arden, Inc., (2)	892,673
	Pharmaceuticals – 0.6%

3,600	Salix Pharmaceuticals Limited, (2)	143,388
	Real Estate Management & Development – 4.1%

53,800	Forestar Real Estate Group Inc., (2)	883,934
	Semiconductors & Equipment – 8.4%

13,400	MKS Instruments Inc.	354,028

100,300	PMC-Sierra, Inc., (2)	759,271

45,900	Teradyne Inc., (2)	679,320
	Total Semiconductors & Equipment	1,792,619
	Specialty Retail – 2.0%

10,400	Guess Inc.	437,424
	Thrifts & Mortgage Finance – 3.5%

24,850	Northwest Bancshares Inc.	312,613

31,600	People’s United Financial, Inc.	424,704
	Total Thrifts & Mortgage Finance	737,317
	Trading Companies & Distributors – 1.3%

5,000	WESCO International Inc., (2)	270,446
	Total Investments (cost $16,970,341) – 97.1%	20,711,587
	Other Assets Less Liabilities – 2.9%	626,826
	Net Assets – 100%	$21,338,413

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	61

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund

June 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 104.0%

	Aerospace & Defense – 1.9%

110,450	Orbital Sciences Corporation	$1,861,083
	Apparel, Accesories & Luxury Goods – 1.6%

52,300	True Religion Apparel, Inc., (2)	1,520,884
	Building Products – 3.8%

366,350	Griffon Corporation, (2)	3,692,808
	Commercial Banks – 7.7%

68,850	Pacwest Bancorp.	1,416,245

131,090	Privatebancorp, Inc.	1,809,042

90,450	Texas Capital BancShares, Inc., (2)	2,336,324

274,050	Western Alliance Bancorporation, (2)	1,945,755
	Total Commercial Banks	7,507,366
	Communication Equipment – 3.4%

507,250	Brocade Communications Systems Inc., (2)	3,276,835
	Construction & Engineering – 2.2%

225,750	Orion Marine Group Inc., (2)	2,124,308
	Containers & Packaging – 3.0%

34,900	Packaging Corp. of America	976,851

65,650	Temple-Inland Inc.	1,952,431
	Total Containers & Packaging	2,929,282
	Electrical Equipment – 1.5%

42,150	Belden Inc.	1,469,349
	Electronic Equipment & Instruments – 2.8%

49,600	Coherent Inc., (2)	2,741,392
	Food & Staples Retailing – 1.6%

34,800	Casey’s General Stores, Inc.	1,531,200
	Food Products – 5.2%

511,275	Smart Balance Inc., (2)	2,648,405

44,650	Treehouse Foods Inc., (2)	2,438,337
	Total Food Products	5,086,742
	Hotels, Restaurants & Leisure – 5.0%

137,700	Bob Evans Farms	4,815,369
	Household Durables – 1.7%

184,595	Hooker Furniture Corporation	1,635,512
	Insurance – 5.8%

44,150	Allied World Assurance Holdings	2,542,157

119,450	Aspen Insurance Holdings Limited	3,073,449
	Total Insurance	5,615,606
	IT Services – 2.0%

143,150	Convergys Corporation, (2)	1,952,566
	Machinery – 8.9%

174,600	Albany International Corporation, Class A	4,607,694

68,250	CIRCOR International Inc.	2,923,148

11,450	Middleby Corporation, (2)	1,076,758
	Total Machinery	8,607,600
	Metals & Mining – 10.0%

261,600	Aurizon Mines Ltd, (2)	1,462,344

62	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining (continued)

44,550	Globe Specialty Metals Inc., (2)			$998,811

1,061,950	Northgate Minerals Corporation, (2)			2,761,070

33,350	Royal Gold, Inc.			1,953,310

251,350	Thompson Creek Metals Company Inc., (2)			2,508,473
	Total Metals & Mining			9,684,008
	Oil, Gas & Consumable Fuels – 8.3%

105,600	Carrizo Oil & Gas, Inc., (2)			4,408,800

49,900	SM Energy Company			3,666,652
	Total Oil, Gas & Consumable Fuels			8,075,452
	Paper & Forest Products – 1.0%

36,103	Buckeye Technologies Inc., (2)			974,059
	Personal Products – 5.3%

175,800	Elizabeth Arden, Inc., (2)			5,103,474
	Real Estate Management & Development – 4.6%

270,185	Forestar Real Estate Group Inc., (2)			4,439,140
	Road & Rail – 3.2%

144,900	Marten Transport, Ltd., (2)			3,129,839
	Semiconductors & Equipment – 10.6%

325,800	Entegris Inc., (2)			3,297,096

63,200	MKS Instruments Inc.			1,669,742

197,400	Standard Microsystems Corporation, (2)			5,327,825
	Total Semiconductors & Equipment			10,294,663
	Specialty Retail – 1.2%

301,191	Golfsmith International Holdings Inc., (2)			1,144,525
	Thrifts & Mortgage Finance – 1.7%

128,600	Northwest Bancshares Inc.			1,617,787
	Total Common Stocks (cost $80,179,875)			100,830,849

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.4%

$6,249	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $6,248,552, collateralized by $6,235,000 U.S. Treasury Notes, 1.500%, due 12/31/13, value $6,375,288	0.010%	7/01/11	$6,248,550
	Total Short-Term Investments (cost $6,248,550)			6,248,550
	Total Investments (cost $86,428,425) – 110.4%			107,079,399
	Other Assets Less Liabilities – (10.4)%			(10,101,562)
	Net Assets – 100%			$96,977,837

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	63

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund

June 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 78.4%

	Aerospace & Defense – 2.5%

253,000	Alliant Techsystems Inc.	$18,046,490

856,980	Lockheed Martin Corporation	69,389,671
	Total Aerospace & Defense	87,436,161
	Airlines – 0.4%

857,405	Skywest Inc.	12,912,519
	Capital Markets – 1.0%

7,595,000	Daiwa Securities Group Inc., ADR, (4)	33,873,700
	Communications Equipment – 1.9%

4,297,000	Cisco Systems, Inc.	67,076,170
	Computers & Peripherals – 0.5%

463,000	Western Digital Corporation, (2)	16,843,940
	Diversified Telecommunication Services – 2.6%

1,440,000	KT Corporation, Sponsored ADR	27,993,600

1,189,200	Telus Corporation Non-Voting	62,551,920
	Total Diversified Telecommunication Services	90,545,520
	Electric Utilities – 9.2%

2,960,000	Centrais Electricas Brasileiras S.A., PFD B ADR	50,734,400

5,934,600	Electricite de France S.A., ADR, (4)	46,586,610

3,371,300	Exelon Corporation	144,426,492

3,085,000	Korea Electric Power Corporation, Sponsored ADR	40,937,950

7,743,312	RusHydro, ADR, (2), (4)	37,555,063
	Total Electric Utilities	320,240,515
	Electronic Equipment & Instruments – 2.5%

2,960,000	Ingram Micro, Inc., Class A, (2)	53,694,400

724,400	Tech Data Corporation, (2)	35,415,916
	Total Electronic Equipment & Instruments	89,110,316
	Food & Staples Retailing – 5.1%

2,920,000	Kroger Co.	72,416,000

1,960,000	Wal-Mart Stores, Inc.	104,154,400
	Total Food & Staples Retailing	176,570,400
	Food Products – 0.6%

731,669	Cresud S.A., ADR	11,882,305

521,736	Tyson Foods, Inc., Class A	10,132,113
	Total Food Products	22,014,418
	Health Care Providers & Services – 1.6%

1,261,300	Aetna Inc.	55,610,717
	Insurance – 3.7%

472,300	Axis Capital Holdings Limited	14,622,408

771,128	CNA Financial Corporation	22,401,268

256,353	Endurance Specialty Holdings Limited	10,595,069

1,110,800	Marsh & McLennan Companies, Inc.	34,645,852

2,661,000	MS&AD Insurance Group Holdiongs Inc., ADR, (4)	30,974,040

1,351,600	Old Republic International Corporation	15,881,300
	Total Insurance	129,119,937

64	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services – 1.1%

1,176,200	eBay Inc., (2)	$37,955,974
	Machinery – 1.2%

534,900	AGCO Corporation, (2)	26,402,664

243,000	Japan Steel Works Limited, ADR, (4)	16,518,946
	Total Machinery	42,921,610
	Metals & Mining – 17.9%

408,000	AngloGold Ashanti Limited, Sponsored ADR	17,172,720

2,810,000	Barrick Gold Corporation	127,264,900

1,784,500	Gold Fields Limited, Sponsored ADR	26,035,855

5,326,229	Kinross Gold Corporation	84,154,418

1,960,000	Newcrest Mining Limited, Sponsored ADR, (4)	79,380,000

3,035,000	Newmont Mining Corporation	163,798,950

4,950,000	NovaGold Resources Inc., (2)	45,540,000

2,597,860	Polyus Gold Company, ADR, (4)	81,832,590
	Total Metals & Mining	625,179,433
	Multi-Utilities – 2.4%

2,933,200	Ameren Corporation	84,593,488
	Oil, Gas & Consumable Fuels – 9.8%

1,210,000	Arch Coal Inc.	32,258,600

5,588,100	Cameco Corporation	147,246,435

1,748,000	Chesapeake Energy Corporation	51,898,120

365,000	ConocoPhillips	27,444,350

2,369,701	Nexen Inc.	53,318,273

325,835	Petrobras Energia S.A., ADR	6,311,424

910,000	Statoil ASA, ADR	23,159,500
	Total Oil, Gas & Consumable Fuels	341,636,702
	Pharmaceuticals – 5.8%

4,540,000	Eli Lilly and Company	170,386,200

782,100	Forest Laboratories, Inc., (2)	30,767,814
	Total Pharmaceuticals	201,154,014
	Road & Rail – 1.9%

5,168,000	East Japan Railway Company, ADR, (4)	49,509,440

180,000	Union Pacific Corporation	18,792,000
	Total Road & Rail	68,301,440
	Software – 4.2%

5,620,000	Microsoft Corporation	146,120,000
	Specialty Retail – 1.0%

1,096,100	Best Buy Co., Inc.	34,428,501
	Wireless Telecommunication Services – 1.5%

955,000	SK Telecom Company Limited, ADR	17,858,500

2,550,000	Turkcell Iletisim Hizmetleri A.S., ADR	34,552,500
	Total Wireless Telecommunication Services	52,411,000
	Total Common Stocks (cost $2,475,414,205)	2,736,056,475

Nuveen Investments	65

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund (continued)

June 30, 2011

Shares	Description (1)	Coupon		Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 2.3%

	Communications Equipment – 0.9%

32,100	Lucent Technologies Capital Trust I	7.750%		B3	$31,498,125
	Health Care Providers & Services – 1.4%

1,044,700	Omnicare Capital Trust II, Series B	4.000%		B	50,250,070
	Total Convertible Preferred Securities (cost $62,425,888)				81,748,195

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 2.1%

	Biotechnology – 0.2%

$8,489	Amgen Inc.	0.375%	2/01/13	A+	$8,520,834
	Communications Equipment – 0.8%

27,809	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	27,113,775
	Metals & Mining – 0.1%

3,018	Gold Reserve, Inc., (2)	5.500%	6/15/22	N/A	2,278,590
	Oil, Gas & Consumable Fuels – 1.0%

6,853	Goodrich Petroleum Corporation	5.000%	10/01/29	CCC+	6,690,241

38,017	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	27,277,197

44,870	Total Oil, Gas & Consumable Fuels				33,967,438
$84,186	Total Convertible Bonds (cost $74,081,099)				71,880,637

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 14.6%

$510,362	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $510,362,211, collateralized by: $245,870,000 U.S. Treasury Notes, 1.375%, due 11/15/12, value $249,865,388, $50,000,000 U.S. Treasury Notes, 0.625%, due 1/31/13, value $50,312,500, $19,345,000 U.S. Treasury Notes, 0.500%, due 11/30/12, value $19,393,363 and $200,000,000 U.S. Treasury Notes, 0.625%, due 2/28/13, value $201,000,000	0.010%	7/01/11		$510,362,069
	Total Short-Term Investments (cost $510,362,069)				510,362,069
	Total Investments (cost $3,122,283,261) – 97.4%				3,400,047,376
	Other Assets Less Liabilities – 2.6%				90,773,466
	Net Assets – 100%				$3,490,820,842

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements. Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/A	Not available.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2011

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $286,345,743, $294,474,297, $375,510,451, $16,970,341, $80,179,875 and $2,611,921,192, respectively)	$342,333,334	$352,778,204	$422,588,477	$20,711,587	$100,830,849	$2,889,685,307
Short-term investments (at cost, which approximates value)	2,792,818	9,054,457	15,438,501	—	6,248,550	510,362,069
Cash	1,229	32,457	31,877	—	—	560,592
Receivables:
Dividends	675,550	341,509	329,233	5,230	39,425	4,650,036
Interest	—	—	—	—	—	427,107
Investments sold	22,759,958	7,360,813	2,071,168	712,283	7,904,868	72,937,748
Reclaims	27,767	—	—	—	—	—
Shares sold	280,345	1,210,009	3,818,804	135,786	202,755	22,796,560
Other assets	128,554	51,479	3,685	2,007	1,769	70,472
Total assets	368,999,555	370,828,928	444,281,745	21,566,893	115,228,216	3,501,489,891
Liabilities
Cash overdraft	—	—	—	67,748	—	—
Payables:
Investments purchased	22,844,081	2,425,326	1,955,191	78,558	1,336,883	560,592
Shares redeemed	899,400	600,724	5,540,583	11,251	16,717,871	5,534,174
Accrued expenses:
Management fees	193,805	235,439	213,802	3,301	75,887	2,112,294
12b-1 distribution and service fees	75,198	82,975	12,609	2,016	5,112	617,723
Other	302,352	470,529	261,779	65,606	114,626	1,844,266
Total liabilities	24,314,836	3,814,993	7,983,964	228,480	18,250,379	10,669,049
Net assets	$344,684,719	$367,013,935	$436,297,781	$21,338,413	$96,977,837	$3,490,820,842
Class A Shares
Net assets	$295,092,902	$61,437,672	$26,142,791	$5,261,403	$7,365,238	$1,291,887,530
Shares outstanding	14,575,770	3,215,130	1,408,701	264,297	292,014	36,311,187
Net asset value per share	$20.25	$19.11	$18.56	$19.91	$25.22	$35.58
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.49	$20.28	$19.69	$21.12	$26.76	$37.75
Class B Shares
Net assets	$1,759,567	$15,630,859	$575,087	N/A	N/A	$6,862,529
Shares outstanding	89,543	854,829	31,699	N/A	N/A	197,813
Net asset value and offering price per share	$19.65	$18.29	$18.14	N/A	N/A	$34.69
Class C Shares
Net assets	$17,517,977	$71,116,302	$8,659,765	$1,201,680	$4,400,973	$436,073,946
Shares outstanding	893,331	3,889,039	477,209	62,518	181,876	12,572,985
Net asset value and offering price per share	$19.61	$18.29	$18.15	$19.22	$24.20	$34.68
Class R3 Shares
Net assets	$164,075	$156,322	$60,781	$72,729	$75,303	$6,880,190
Shares outstanding	8,065	8,244	3,281	3,695	2,981	193,438
Net asset value and offering price per share	$20.34	$18.96	$18.53	$19.68	$25.26	$35.57
Class I Shares
Net assets	$30,150,198	$218,672,780	$400,859,357	$14,802,601	$85,136,323	$1,749,116,647
Shares outstanding	1,482,553	11,409,517	21,566,519	745,773	3,348,563	48,966,720
Net asset value and offering price per share	$20.34	$19.17	$18.59	$19.85	$25.42	$35.72
Net assets consist of:
Capital paid-in	$356,720,676	$583,458,498	$385,053,244	$50,836,114	$132,545,969	$2,996,782,334
Undistributed (Over-distribution of) net investment income	3,641,860	(53,182)	968,738	—	—	56,608,504
Accumulated net realized gain (loss)	(71,665,985)	(274,695,288)	3,197,643	(33,238,947)	(56,219,106)	159,645,869
Net unrealized appreciation (depreciation)	55,988,168	58,303,907	47,078,156	3,741,246	20,650,974	277,784,135
Net assets	$344,684,719	$367,013,935	$436,297,781	$21,338,413	$96,977,837	$3,490,820,842
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	— Small/Mid-Cap Value and Small-Cap Value do not issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Operations

Year Ended June 30, 2011

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Investment Income
Dividends (net of foreign tax withheld of $63,472, $201,469 and $138,195, respectively)	$7,655,989	$4,843,383	$4,844,456
Interest	845	2,054	2,157
Total investment income	7,656,834	4,845,437	4,846,613
Expenses
Management fees	2,409,019	2,994,988	2,487,545
12b-1 service fees – Class A	718,662	159,549	47,478
12b-1 distribution and service fees – Class B	19,686	166,490	5,479
12b-1 distribution and service fees – Class C	172,994	746,362	66,159
12b-1 distribution and service fees – Class R3	475	916	286
Shareholders’ servicing agent fees and expenses	456,432	792,606	452,692
Custodian’s fees and expenses	109,679	61,276	57,220
Trustees’ fees and expenses	6,822	8,966	9,031
Professional fees	34,362	33,541	42,811
Shareholders’ reports – printing and mailing expenses	163,322	206,470	113,173
Federal and state registration fees	43,999	99,346	122,039
Other expenses	18,252	20,528	10,237
Total expenses before custodian fee credit and expense reimbursement	4,153,704	5,291,038	3,414,150
Custodian fee credit	(40)	(7)	(15)
Expense reimbursement	(124,710)	—	—
Net expenses	4,028,954	5,291,031	3,414,135
Net investment income (loss)	3,627,880	(445,594)	1,432,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	28,249,798	21,484,838	7,285,480
Redemptions in-kind	—	—	(2,103,361)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	46,238,142	76,177,341	61,059,587
Net realized and unrealized gain (loss)	74,487,940	97,662,179	66,241,706
Net increase (decrease) in net assets from operations	$78,115,820	$97,216,585	$67,674,184

See accompanying notes to financial statements.

68	Nuveen Investments

	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $3,307, $0 and $2,226,387, respectively)	$140,191	$660,499	$46,079,644
Interest	119	761	4,655,083
Total investment income	140,310	661,260	50,734,727
Expenses
Management fees	132,488	1,036,997	20,837,981
12b-1 service fees – Class A	10,867	19,498	2,562,548
12b-1 distribution and service fees – Class B	—	—	67,079
12b-1 distribution and service fees – Class C	9,088	41,736	3,191,488
12b-1 distribution and service fees – Class R3	332	326	18,260
Shareholders’ servicing agent fees and expenses	26,275	100,796	3,199,777
Custodian’s fees and expenses	9,822	23,897	405,138
Trustees’ fees and expenses	429	2,815	63,061
Professional fees	38,189	38,578	71,042
Shareholders’ reports – printing and mailing expenses	8,344	26,630	750,239
Federal and state registration fees	59,625	75,875	450,203
Other expenses	557	4,581	90,362
Total expenses before custodian fee credit and expense reimbursement	296,016	1,371,729	31,707,178
Custodian fee credit	—	(13)	(2,991)
Expense reimbursement	(92,199)	—	—
Net expenses	203,817	1,371,716	31,704,187
Net investment income (loss)	(63,507)	(710,456)	19,030,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,980,649	12,240,975	320,911,163
Redemptions in-kind	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,631,331	22,021,396	172,998,798
Net realized and unrealized gain (loss)	4,611,980	34,262,371	493,909,961
Net increase (decrease) in net assets from operations	$4,548,473	$33,551,915	$512,940,501

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Changes in Net Assets

	Multi-Manager Large-Cap Value		Multi-Cap Value
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$3,627,880	$3,015,988	$(445,594)	$(1,610,896)
Net realized gain (loss) from:
Investments and foreign currency	28,249,798	3,750,889	21,484,838	(30,044,317)
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	46,238,142	35,915,040	76,177,341	106,504,316
Net increase (decrease) in net assets from operations	78,115,820	42,681,917	97,216,585	74,849,103
Distributions to Shareholders
From net investment income:
Class A	(3,374,398)	(4,929,821)	—	(125,185)
Class B	(9,369)	(29,067)	—	—
Class C	(82,745)	(194,187)	—	—
Class R3	(495)	(1,813)	—	(40)
Class I	(388,686)	(443,196)	—	(547,790)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
From return of capital:
Class A	—	—	—	(68,530)
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	(22)
Class I	—	—	—	(299,879)
Decrease in net assets from distributions to shareholders	(3,855,693)	(5,598,084)	—	(1,041,446)
Fund Share Transactions
Proceeds from sale of shares	31,376,189	37,463,350	102,534,298	165,234,343
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,040,868	4,377,343	—	940,552
	34,417,057	41,840,693	102,534,298	166,174,895
Cost of shares redeemed	(59,347,740)	(58,316,687)	(204,384,238)	(267,368,882)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(24,930,683)	(16,475,994)	(101,849,940)	(101,193,987)
Net increase (decrease) in net assets	49,329,444	20,607,839	(4,633,355)	(27,386,330)
Net assets at the beginning of period	295,355,275	274,747,436	371,647,290	399,033,620
Net assets at the end of period	$344,684,719	$295,355,275	$367,013,935	$371,647,290
Undistributed (Over-distribution of) net investment income at the end of period	$3,641,860	$3,857,753	$(53,182)	$(41,594)

See accompanying notes to financial statements.

70	Nuveen Investments

	Large-Cap Value		Small/Mid-Cap Value
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$1,432,478	$740,117	$(63,507)	$(49,429)
Net realized gain (loss) from:
Investments and foreign currency	7,285,480	60,957	1,980,649	621,080
Redemptions in-kind	(2,103,361)	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	61,059,587	(8,731,166)	2,631,331	1,280,479
Net increase (decrease) in net assets from operations	67,674,184	(7,930,092)	4,548,473	1,852,130
Distributions to Shareholders
From net investment income:
Class A	(31,669)	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(1,171,295)	(165,020)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
From return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,202,964)	(165,020)	—	—
Fund Share Transactions
Proceeds from sale of shares	243,412,496	266,036,468	10,589,304	8,754,586
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,143,195	150,445	—	—
	244,555,691	266,186,913	10,589,304	8,754,586
Cost of shares redeemed	(133,179,546)	(46,859,395)	(5,034,171)	(5,190,001)
Cost of redemptions in-kind	(14,097,131)	—	—	—
Net increase (decrease) in net assets from Fund share transactions	97,279,014	219,327,518	5,555,133	3,564,585
Net increase (decrease) in net assets	163,750,234	211,232,406	10,103,606	5,416,715
Net assets at the beginning of period	272,547,547	61,315,141	11,234,807	5,818,092
Net assets at the end of period	$436,297,781	$272,547,547	$21,338,413	$11,234,807
Undistributed (Over-distribution of) net investment income at the end of period	$968,738	$738,707	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of Changes in Net Assets (continued)

	Small-Cap Value		Value Opportunities
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$(710,456)	$(259,439)	$19,030,540	$7,788,136
Net realized gain (loss) from:
Investments and foreign currency	12,240,975	5,246,292	320,911,163	110,998,312
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	22,021,396	17,007,810	172,998,798	135,738,189
Net increase (decrease) in net assets from operations	33,551,915	21,994,663	512,940,501	254,524,637
Distributions to Shareholders
From net investment income:
Class A	—	(3,183)	(15,223,937)	—
Class B	—	—	(52,942)	—
Class C	—	—	(2,428,403)	—
Class R3	—	—	(33,059)	—
Class I	—	(192,552)	(22,462,376)	—
From accumulated net realized gains:
Class A	—	—	(32,302,076)	—
Class B	—	—	(224,961)	—
Class C	—	—	(9,988,549)	—
Class R3	—	—	(72,577)	—
Class I	—	—	(41,366,702)	—
From return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(195,735)	(124,155,582)	—
Fund Share Transactions
Proceeds from sale of shares	41,569,383	27,648,194	1,972,518,147	1,059,742,767
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	178,041	92,637,725	—
	41,569,383	27,826,235	2,065,155,872	1,059,742,767
Cost of shares redeemed	(63,521,319)	(38,022,996)	(867,673,014)	(472,945,062)
Net increase (decrease) in net assets from Fund share transactions	(21,951,936)	(10,196,761)	1,197,482,858	586,797,705
Net increase (decrease) in net assets	11,599,979	11,602,167	1,586,267,777	841,322,342
Net assets at the beginning of period	85,377,858	73,775,691	1,904,553,065	1,063,230,723
Net assets at the end of period	$96,977,837	$85,377,858	$3,490,820,842	$1,904,553,065
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$56,608,504	$6,805,973

See accompanying notes to financial statements.

72	Nuveen Investments

Financial Highlights

Nuveen Investments	73

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-MANAGER LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (8/96)
2011	$16.11	$.21	$4.15	$4.36	$(.22)	$—	$(.22)	$20.25
2010	14.23	.16	2.02	2.18	(.30)	—	(.30)	16.11
2009	22.53	.29	(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53
2007	27.23	.35	5.33	5.68	(.26)	(2.60)	(2.86)	30.05
Class B (8/96)
2011	15.65	.06	4.03	4.09	(.09)	—	(.09)	19.65
2010	13.84	.04	1.96	2.00	(.19)	—	(.19)	15.65
2009	21.90	.18	(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32
Class C (8/96)
2011	15.61	.06	4.03	4.09	(.09)	—	(.09)	19.61
2010	13.80	.04	1.96	2.00	(.19)	—	(.19)	15.61
2009	21.86	.17	(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27
Class R3 (8/08)
2011	16.19	.18	4.15	4.33	(.18)	—	(.18)	20.34
2010	14.31	.12	2.03	2.15	(.27)	—	(.27)	16.19
2009(f)	22.05	.23	(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)(e)
2011	16.18	.26	4.17	4.43	(.27)	—	(.27)	20.34
2010	14.28	.21	2.03	2.24	(.34)	—	(.34)	16.18
2009	22.64	.33	(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18

74	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

27.15%	$295,093	1.22%		1.07%		1.18%		1.11%		78%
15.19	254,730	1.26		.91		1.19		.97		74
(28.95)	239,210	1.27		1.71		1.20		1.83		85
(10.74)	389,240	1.24		1.20		1.21		1.23		131
21.71	491,489	1.25		1.22		1.25		1.22		75

26.23	1,760	1.97		.31		1.93		.34		78
14.26	2,000	2.01		.16		1.94		.23		74
(29.46)	3,033	2.01		.97		1.95		1.10		85
(11.39)	8,891	1.99		.43		1.96		.46		131
20.77	18,491	2.00		.44		2.00		.44		75

26.21	17,518	1.97		.32		1.93		.36		78
14.37	15,565	2.01		.16		1.94		.22		74
(29.52)	15,803	2.02		.96		1.95		1.08		85
(11.41)	25,007	1.99		.45		1.96		.48		131
20.80	31,219	2.00		.47		2.00		.47		75

26.80	164	1.49		.91		1.43		.97		78
14.88	110	1.50		.66		1.44		.72		74
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

27.46	30,150	.97		1.32		.93		1.36		78
15.53	22,950	1.00		1.16		.94		1.22		74
(28.83)	16,604	1.02		1.95		.95		2.08		85
(10.52)	23,684	.99		1.45		.96		1.48		131
22.03	31,878	1.00		1.48		1.00		1.48		75

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2011	$14.73	$(.02)	$4.40	$4.38	$—	$—	$—	$—	$19.11
2010	12.22	(.06)	2.61	2.55	(.03)	—	(.01)	(.04)	14.73
2009	18.54	.04	(6.36)	(6.32)	—	—	—	—	12.22
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54
2007	23.81	.18	3.43	3.61	(.13)	(1.14)	—	(1.27)	26.15
Class B (12/02)
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
Class C (12/02)
2011	14.21	(.14)	4.22	4.08	—	—	—	—	18.29
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
Class R3 (8/08)
2011	14.66	(.06)	4.36	4.30	—	—	—	—	18.96
2010	12.16	(.08)	2.59	2.51	(.01)	—	— **	(.01)	14.66
2009(f)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)(e)
2011	14.74	.03	4.40	4.43	—	—	—	—	19.17
2010	12.22	(.01)	2.60	2.59	(.05)	—	(.02)	(.07)	14.74
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	—	(1.33)	26.09

76	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

29.74%	$61,438	1.38%		(.10)%	24%
20.85	61,514	1.47		(.38)	34
(34.12)	76,785	1.50		.27	32
(25.65)	293,777	1.33		.17	25
15.51	634,123	1.24		.71	19

28.71	15,631	2.13		(.85)	24
20.02	16,016	2.21		(1.12)	34
(34.62)	16,599	2.28		(.46)	32
(26.20)	36,024	2.08		(.59)	25
14.65	75,067	2.00		(.04)	19

28.71	71,116	2.13		(.84)	24
20.02	71,209	2.21		(1.13)	34
(34.62)	78,225	2.27		(.46)	32
(26.20)	189,475	2.08		(.58)	25
14.64	441,048	1.99		(.04)	19

29.33	156	1.63		(.32)	24
20.62	202	1.65		(.55)	34
(30.91)	104	1.81	*	.12 *	32

30.05	218,673	1.13		.18	24
21.18	222,707	1.18		(.08)	34
(33.95)	227,320	1.29		.55	32
(25.47)	274,886	1.09		.39	25
15.77	350,370	.99		.96	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.
**	Amount rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value
Class A (12/06)
2011	$14.73	$.03		$3.83	$3.86	$(.03)	$—		$(.03)	$18.56
2010	12.71	.03		1.99	2.02	—	—		—	14.73
2009	17.41	.10		(4.73)	(4.63)	(.07)	—		(.07)	12.71
2008	21.38	.15		(4.04)	(3.89)	(.08)	—	**	(.08)	17.41
2007(f)	20.00	.12		1.26	1.38	—	—		—	21.38
Class B (12/06)
2011	14.48	(.10)		3.76	3.66	—	—		—	18.14
2010	12.60	(.09)		1.97	1.88	—	—		—	14.48
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(f)	20.00	—	**	1.30	1.30	—	—		—	21.30
Class C (12/06)
2011	14.49	(.09)		3.75	3.66	—	—		—	18.15
2010	12.60	(.08)		1.97	1.89	—	—		—	14.49
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(f)	20.00	.02		1.28	1.30	—	—		—	21.30
Class R3 (9/09)
2011	14.71	(.01)		3.83	3.82	—	—		—	18.53
2010(g)	15.24	—	**	(.53)	(.53)	—	—		—	14.71
Class I (12/06)(e)
2011	14.75	.08		3.83	3.91	(.07)	—		(.07)	18.59
2010	12.72	.08		1.97	2.05	(.02)	—		(.02)	14.75
2009	17.43	.12		(4.72)	(4.60)	(.11)	—		(.11)	12.72
2008	21.41	.20		(4.05)	(3.85)	(.13)	—	**	(.13)	17.43
2007(f)	20.00	.15		1.26	1.41	—	—		—	21.41

78	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

26.22%	$26,143	1.20%		.19%	1.20%		.19%		27%
15.89	13,820	1.32		.20	1.32		.20		15
(26.57)	6,075	1.61		.49	1.35		.76		16
(18.24)	5,080	1.66		.45	1.33		.77		13
6.90	2,358	3.12	*	(.84 )*	1.33	*	.95	*	—	****

25.28	575	1.95		(.56)	1.95		(.56)		27
14.92	456	2.07		(.60)	2.07		(.60)		15
(27.13)	405	2.35		(.22)	2.10		.03		16
(18.82)	835	2.43		(.34)	2.08		—	***	13
6.50	281	4.68	*	(2.66)*	2.08	*	(.06	)*	—	****

25.26	8,660	1.95		(.55)	1.95		(.55)		27
15.00	4,665	2.07		(.55)	2.07		(.55)		15
(27.13)	2,217	2.37		(.25)	2.10		.02		16
(18.82)	2,484	2.42		(.33)	2.08		—	***	13
6.50	1,117	3.83	*	(1.62)*	2.08	*	.13	*	—	****

25.97	61	1.45		(.06)	1.45		(.06)		27
(3.48)	48	1.58	*	(.02 )*	1.58	*	(.02	)*	15

26.54	400,859	.95		.45	.95		.45		27
16.13	253,558	1.08		.53	1.08		.53		15
(26.35)	52,618	1.36		.71	1.10		.97		16
(18.05)	15,719	1.40		.71	1.08		1.02		13
7.05	8,513	2.65	*	(.32 )*	1.08	*	1.25	*	—	****

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(g)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
****	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL/MID-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains(b)	Total		Ending Net Asset Value
Class A (12/06)
2011	$14.32	$(.09)	$5.68	$5.59	$—		$—	$—		$19.91
2010	11.05	(.09)	3.36	3.27	—		—	—		14.32
2009	17.12	— **	(6.07)	(6.07)	—		—	—		11.05
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12
2007(f)	20.00	.15	1.22	1.37	—		—	—		21.37
Class C (12/06)
2011	13.93	(.22)	5.51	5.29	—		—	—		19.22
2010	10.83	(.19)	3.29	3.10	—		—	—		13.93
2009	16.92	(.07)	(6.02)	(6.09)	—		—	—		10.83
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92
2007(f)	20.00	.05	1.23	1.28	—		—	—		21.28
Class R3 (9/09)
2011	14.19	(.13)	5.62	5.49	—		—	—		19.68
2010(g)	13.53	(.09)	.75	.66	—		—	—		14.19
Class I (12/06)(e)
2011	14.24	(.05)	5.66	5.61	—		—	—		19.85
2010	10.96	(.05)	3.33	3.28	—		—	—		14.24
2009	17.11	(.01)	(6.14)	(6.15)	—		—	—		10.96
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11
2007(f)	20.00	.49	.92	1.41	—		—	—		21.41

80	Nuveen Investments

		Ratios/Supplemental Data

			Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

39.13%		$5,261	1.88%		(1.04)%	1.33%		(.50)%	46%
29.50%		3,267	2.32		(1.51)	1.44		(.63)	64
(35.34)		1,382	3.03		(1.60)	1.45		(.02)	204
(20.02	)***	3,595	1.65		(.70)	1.43		(.49)	84
6.85		1,098	2.54	*	.23 *	1.43	*	1.34 *	1

38.07		1,202	2.62		(1.80)	2.08		(1.26)	46
28.53		636	3.11		(2.29)	2.19		(1.37)	64
(35.88)		610	4.11		(2.50)	2.20		(.59)	204
(20.63	)***	1,093	2.39		(1.40)	2.18		(1.20)	84
6.40		974	3.22	*	(.65 )*	2.18	*	.39 *	1

38.69		73	2.13		(1.29)	1.58		(.74)	46
4.88		52	2.54	*	(1.67)*	1.69	*	(.81 )*	64

39.40		14,803	1.62		(.80)	1.08		(.26)	46
29.93		7,279	2.09		(1.26)	1.19		(.36)	64
(35.98)		3,792	1.44		(.33)	1.20		(.08)	204
(19.82	)***	38,574	1.16		(.20)	1.16		(.20)	84
7.05		216,872	1.49	*	3.93 *	1.16	*	4.25 *	1

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(g)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2008, the Adviser reimbursed the Fund $89,561 for a cash balance maintained in the Fund. This reimbursement resulted in an increase of .23%, .28%, ..19% and .14% to Classes A, B, C and I, respectively.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value
Class A (12/04)
2011	$18.30	$(.18)	$7.10	$6.92	$—	$—	$—		$—	$25.22
2010	14.14	(.10)	4.27	4.17	(.01)	—	—		(.01)	18.30
2009	23.29	.02	(9.17)	(9.15)	—	—	—		—	14.14
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29
2007	26.10	.13	4.05	4.18	(.04)	(.12)	—		(.16)	30.12
Class C (12/04)
2011	17.68	(.35)	6.87	6.52	—	—	—		—	24.20
2010	13.76	(.21)	4.13	3.92	—	—	—		—	17.68
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—		—	13.76
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83
2007	25.91	(.08)	4.02	3.94	—	(.12)	—		(.12)	29.73
Class R3 (9/09)
2011	18.37	(.25)	7.14	6.89	—	—	—		—	25.26
2010(f)	18.07	(.08)	.38	.30	—	—	—		—	18.37
Class I (12/04)(e)
2011	18.40	(.14)	7.16	7.02	—	—	—		—	25.42
2010	14.21	(.04)	4.28	4.24	(.05)	—	—		(.05)	18.40
2009	23.34	.05	(9.18)	(9.13)	—	—	—		—	14.21
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34
2007	26.15	.23	4.03	4.26	(.11)	(.12)	—		(.23)	30.18

82	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

37.94%	$7,365	1.43%		(.82)%	1.43%		(.82)%	51%
29.41	7,009	1.47		(.56)	1.45		(.54)	58
(39.29)	7,733	1.46		.13	1.46		.13	71
(20.41)	54,264	1.47		(.16)	1.47		(.16)	48
16.09	78,081	1.50		.44	1.49		.46	24

36.96	4,401	2.18		(1.58)	2.18		(1.58)	51
28.42	3,494	2.21		(1.23)	2.19		(1.21)	58
(39.70)	3,446	2.23		(.70)	2.23		(.70)	71
(21.03)	9,682	2.22		(.91)	2.22		(.91)	48
15.26	17,290	2.25		(.31)	2.24		(.30)	24

37.64	75	1.68		(1.08)	1.68		(1.08)	51
1.60	51	1.68	*	(.57 )*	1.68	*	(.57 )*	58

38.28	85,136	1.18		(.58)	1.18		(.58)	51
29.74	74,824	1.21		(.23)	1.19		(.21)	58
(39.12)	62,423	1.24		.29	1.24		.29	71
(20.22)	108,064	1.22		.08	1.22		.08	48
16.41	132,385	1.22		.81	1.22		.81	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions

VALUE OPPORTUNITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/04)
2011	$29.76	$.23	$7.26	$7.49	$(.51)	$(1.16)	$(1.67)	$35.58
2010	24.17	.13	5.46	5.59	—	—	—	29.76
2009	29.60	.20	(4.53)	(4.33)	(.05)	(1.05)	(1.10)	24.17
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60
2007	26.90	.30	5.83	6.13	(.29)	(.26)	(.55)	32.48
Class B (12/04)
2011	29.07	(.04)	7.08	7.04	(.26)	(1.16)	(1.42)	34.69
2010	23.78	(.09)	5.38	5.29	—	—	—	29.07
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15
Class C (12/04)
2011	29.06	(.03)	7.07	7.04	(.26)	(1.16)	(1.42)	34.68
2010	23.77	(.09)	5.38	5.29	—	—	—	29.06
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16
Class R3 (8/08)
2011	29.76	.17	7.23	7.40	(.43)	(1.16)	(1.59)	35.57
2010	24.23	.07	5.46	5.53	—	—	—	29.76
2009(f)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)(e)
2011	29.87	.31	7.29	7.60	(.59)	(1.16)	(1.75)	35.72
2010	24.19	.20	5.48	5.68	—	—	—	29.87
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54

84	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

25.31%	$1,291,888	1.20%		.65%	1.20%		.65%	77%
23.13	658,037	1.43		.44	1.43		.44	48
(13.47)	378,845	1.48		.89	1.48		.89	61
(2.65)	368,093	1.42		.63	1.42		.63	48
22.98	248,827	1.39		.99	1.39		.99	23

24.38	6,863	1.95		(.13)	1.95		(.13)	77
22.25	5,801	2.17		(.32)	2.17		(.32)	48
(14.10)	5,080	2.22		.14	2.22		.14	61
(3.39)	6,816	2.17		(.11)	2.17		(.11)	48
22.04	5,521	2.14		.24	2.14		.24	23

24.39	436,074	1.95		(.07)	1.95		(.07)	77
22.25	192,332	2.19		(.31)	2.19		(.31)	48
(14.14)	98,742	2.22		.14	2.22		.14	61
(3.39)	116,463	2.17		(.10)	2.17		(.10)	48
22.04	100,295	2.14		.24	2.14		.24	23

25.00	6,880	1.45		.49	1.45		.49	77
22.82	1,444	1.71		.22	1.71		.22	48
(11.47)	414	1.76	*	.73 *	1.75	*	.75 *	61

25.64	1,749,117	.95		.91	.95		.91	77
23.48	1,046,939	1.18		.69	1.18		.69	48
(13.29)	580,149	1.24		1.19	1.23		1.20	61
(2.39)	278,649	1.17		.89	1.17		.89	48
23.30	161,284	1.14		1.28	1.14		1.28	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	85

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

Multi-Manager Large-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell 1000® Value Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund’s investment portfolio is managed by three sub-advisers, Institutional Capital LLC (“ICAP”), Nuveen HypePark Group, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”). HydePark and Symphony are subsidiaries of Nuveen. The Adviser maintains a strategic asset allocation of between 25% and 40% of the Fund’s assets with each sub-adviser. The Fund may also invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Multi-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund’s sub-adviser, NWQ Investment Management Company, LLC (“NWQ”), maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuations or catalysts. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Large-Cap Value’s, Small/Mid-Cap Value’s and Small-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, Large-Cap Value and Small/Mid-Cap Value invest at least 80% of their net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index and Russell 2500® Value Index, respectively. Under normal market conditions, Small-Cap Value invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell® 2000 Value Index or the Standard & Poor’s Small Cap 600 Index. The Funds will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Funds’ sub-adviser, NWQ, seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. Each Fund invests primarily in U.S. equity securities, but may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Value Opportunities’ investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund’s sub-adviser, Tradewinds Global Investors, LLC (“Tradewinds”), seeks to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. Tradewinds’ disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are

86	Nuveen Investments

generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values on valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Nuveen Investments	87

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In-Kind Redemptions

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended June 30, 2011, Large-Cap Value realized $(2,103,361) of net loss on in-kind redemptions.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” when applicable.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when

88	Nuveen Investments

applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	89

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2011:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$338,919,334	$—	$—	$338,919,334
Investment Companies	3,414,000	—	—	3,414,000
Short-Term Investments	—	2,792,818	—	2,792,818
Total	$342,333,334	$2,792,818	$—	$345,126,152

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$352,778,204	$—	$—	$352,778,204
Short-Term Investments	—	9,054,457	—	9,054,457
Total	$352,778,204	$9,054,457	$—	$361,832,661

Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$422,588,477	$—	$—	$422,588,477
Short-Term Investments	—	15,438,501	—	15,438,501
Total	$422,588,477	$15,438,501	$—	$438,026,978

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$20,711,587	$—	$—	$20,711,587

Small-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$100,830,849	$—	$—	$100,830,849
Short-Term Investments	—	6,248,550	—	6,248,550
Total	$100,830,849	$6,248,550	$—	$107,079,399

Value Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$2,359,826,086	$376,230,389	$—	$2,736,056,475
Convertible Preferred Securities	50,250,070	31,498,125	—	81,748,195
Convertible Bonds	—	71,880,637	—	71,880,637
Short-Term Investments	—	510,362,069	—	510,362,069
Total	$2,410,076,156	$989,971,220	$—	$3,400,047,376
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

During the fiscal year ended June 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended June 30, 2011.

90	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,146,918	$21,421,203	1,676,101	$28,372,824
Class A – automatic conversion of Class B Shares	6,381	125,090	13,936	235,899
Class B	4,726	87,375	1,985	33,090
Class C	78,056	1,447,381	97,095	1,600,643
Class R3	5,307	108,254	—	—
Class I	421,332	8,186,886	420,151	7,220,894
Shares issued to shareholders due to reinvestment of distributions:
Class A	137,700	2,645,224	223,062	3,843,347
Class B	350	6,555	1,268	21,300
Class C	3,150	58,810	7,793	130,619
Class R3	—	—	—	—
Class I	17,140	330,279	22,111	382,077
	1,821,060	34,417,057	2,463,502	41,840,693
Shares redeemed:
Class A	(2,529,784)	(47,871,458)	(2,910,640)	(49,432,426)
Class B	(36,822)	(669,595)	(80,313)	(1,311,698)
Class B – automatic conversion to Class A Shares	(6,544)	(125,090)	(14,332)	(235,899)
Class C	(184,860)	(3,387,231)	(252,676)	(4,153,799)
Class R3	(4,045)	(75,035)	—	—
Class I	(374,681)	(7,219,331)	(185,922)	(3,182,865)
	(3,136,736)	(59,347,740)	(3,443,883)	(58,316,687)
Net increase (decrease)	(1,315,676)	$(24,930,683)	(980,381)	$(16,475,994)

	Multi-Cap Value
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	257,568	$4,693,322	627,873	$9,323,721
Class A – automatic conversion of Class B Shares	1,662	29,720	2,673	42,121
Class B	738	13,235	8,749	123,334
Class C	206,600	3,691,066	184,090	2,656,674
Class R3	—	—	5,266	80,000
Class I	5,275,849	94,106,955	10,184,665	153,008,493
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	11,622	178,402
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	49,684	762,150
	5,742,417	102,534,298	11,074,622	166,174,895
Shares redeemed:
Class A	(1,219,158)	(21,543,518)	(2,751,308)	(41,130,477)
Class B	(271,607)	(4,594,805)	(280,574)	(4,105,538)
Class B – automatic conversion to Class A Shares	(1,726)	(29,720)	(2,766)	(42,121)
Class C	(1,330,310)	(22,630,843)	(1,778,572)	(25,758,309)
Class R3	(5,545)	(95,540)	—	—
Class I	(8,977,010)	(155,489,812)	(13,730,474)	(196,332,437)
	(11,805,356)	(204,384,238)	(18,543,694)	(267,368,882)
Net increase (decrease)	(6,062,939)	$(101,849,940)	(7,469,072)	$(101,193,987)

Nuveen Investments	91

Notes to Financial Statements (continued)

	Large-Cap Value
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	750,248	$13,506,650	751,282	$11,492,047
Class B	2,507	44,509	6,984	104,974
Class C	231,440	4,162,335	198,629	2,979,285
Class R3	—	—	3,281	50,000
Class I	12,462,365	225,699,002	15,731,019	251,410,162
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,685	30,408	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	61,650	1,112,787	9,607	150,445
	13,509,895	244,555,691	16,700,802	266,186,913
Shares redeemed:
Class A	(281,473)	(4,910,989)	(290,821)	(4,518,603)
Class B	(2,321)	(41,081)	(7,652)	(117,818)
Class C	(76,312)	(1,320,386)	(52,499)	(789,834)
Class R3	—	—	—	—
Class I	(7,359,209)	(126,907,090)	(2,686,292)	(41,433,140)
Class I – In-kind	(790,197)	(14,097,131)	—	—
	(8,509,512)	(147,276,677)	(3,037,264)	(46,859,395)
Net increase (decrease)	5,000,383	$97,279,014	13,663,538	$219,327,518

	Small/Mid-Cap Value
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	125,266	$2,330,322	241,034	$3,457,571
Class B	—	—	—	—
Class C	38,567	717,006	8,768	126,801
Class R3	—	—	3,695	50,000
Class I	402,138	7,541,976	362,144	5,120,214
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	565,971	10,589,304	615,641	8,754,586
Shares redeemed:
Class A	(89,087)	(1,569,528)	(138,059)	(2,080,874)
Class B	—	—	(3,131)	(41,857)
Class C	(21,715)	(381,001)	(19,452)	(273,599)
Class R3	—	—	—	—
Class I	(167,368)	(3,083,642)	(197,171)	(2,793,671)
	(278,170)	(5,034,171)	(357,813)	(5,190,001)
Net increase (decrease)	287,801	$5,555,133	257,828	$3,564,585

92	Nuveen Investments

	Small-Cap Value
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	137,861	$3,142,610	382,855	$7,506,236
Class B	—	—	—	—
Class C	34,660	799,980	48,848	835,965
Class R3	214	5,400	2,767	50,000
Class I	1,616,836	37,621,393	1,072,278	19,255,993
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	157	2,887
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	9,463	175,154
	1,789,571	41,569,383	1,516,368	27,826,235
Shares redeemed:
Class A	(228,916)	(5,393,959)	(546,989)	(9,955,503)
Class B	—	—	(12,603)	(214,987)
Class C	(50,367)	(1,124,106)	(101,700)	(1,781,003)
Class R3	—	—	—	—
Class I	(2,335,883)	(57,003,254)	(1,407,884)	(26,071,503)
	(2,615,166)	(63,521,319)	(2,069,176)	(38,022,996)
Net increase (decrease)	(825,595)	$(21,951,936)	(552,808)	$(10,196,761)

	Value Opportunities
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	21,475,323	$744,550,597	14,799,422	$432,820,362
Class A – automatic conversion of Class B Shares	738	24,973	268	8,362
Class B	15,614	530,405	12,924	368,325
Class C	6,952,830	235,972,429	3,311,121	96,049,664
Class R3	187,394	6,566,510	39,711	1,215,106
Class I	28,299,535	984,873,233	18,071,924	529,280,948
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,243,318	43,508,206	—	—
Class B	6,776	230,906	—	—
Class C	268,889	9,160,217	—	—
Class R3	901	31,501	—	—
Class I	1,130,122	39,706,895	—	—
	59,581,440	2,065,155,872	36,235,370	1,059,742,767
Shares redeemed:
Class A	(8,516,105)	(296,306,385)	(8,367,527)	(241,527,563)
Class B	(23,366)	(786,635)	(26,775)	(769,996)
Class B – automatic conversion to Class A Shares	(748)	(24,973)	(273)	(8,362)
Class C	(1,266,428)	(42,580,995)	(846,652)	(24,411,478)
Class R3	(43,378)	(1,517,789)	(8,289)	(243,107)
Class I	(15,510,421)	(526,456,237)	(7,004,555)	(205,984,556)
	(25,360,446)	(867,673,014)	(16,254,071)	(472,945,062)
Net increase (decrease)	34,220,994	$1,197,482,858	19,981,299	$586,797,705

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended June 30, 2011, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$258,539,282	$88,006,300	$186,379,498	$12,724,259	$54,026,276	$2,551,876,728
Sales and maturities	279,171,784	193,576,396	90,608,414	7,529,722	69,555,605	1,772,925,742

Nuveen Investments	93

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$296,635,784	$308,293,842	$391,591,825	$17,034,389	$89,454,529	$3,142,396,504
Gross unrealized:
Appreciation	$61,173,225	$76,741,303	$51,817,587	$4,270,615	$27,537,048	$310,948,688
Depreciation	(12,682,857)	(23,202,484)	(5,382,434)	(593,417)	(9,912,178)	(53,297,816)
Net unrealized appreciation (depreciation) of investments	$48,490,368	$53,538,819	$46,435,153	$3,677,198	$17,624,870	$257,650,872

Permanent differences, primarily due to federal taxes paid, net operating losses, tax equalization, foreign currency reclassifications, adjustments for investments in passive foreign investment companies, redemption-in-kind and litigation proceeds, resulted in reclassifications among the Funds’ components of net assets at June 30, 2011, the Funds’ tax year-end, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Capital paid-in	$—	$(433,497)	$(2,424,794)	$(63,507)	$(710,475)	$25,521,840
Undistributed (Over-distribution of) net investment income	11,920	434,006	517	63,507	710,456	70,972,709
Accumulated net realized gain (loss)	(11,920)	(509)	2,424,277	—	19	(96,494,549)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Funds’ tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$3,641,860	$—	$1,418,089	$—	$—	$122,128,274
Undistributed net long-term capital gains	—	—	3,391,164	—	—	114,312,328
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$3,855,693	$—	$1,202,964	$—	$—	$89,346,972
Distributions from net long-term capital gains	—	—	—	—	—	34,808,611
Return of capital	—	—	—	—	—	—

2010	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$5,598,084	$673,015	$165,020	$—	$195,735	$—
Distributions from net long-term capital gains	—	—	—	—	—	—
Return of capital	—	368,431	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Small/Mid-Cap Value	Small-Cap Value
Expiration:
June 30, 2016	$—	$—	$11,203,437	$—
June 30, 2017	—	169,314,405	21,132,667	6,583,384
June 30, 2018	64,168,763	100,615,795	838,796	46,609,617
Total	$64,168,763	$269,930,200	$33,174,900	$53,193,001

94	Nuveen Investments

Small/Mid-Cap Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended June 30, 2011, the following Funds utilized their capital loss carryforwards as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value
Utilized capital loss carryforwards	$26,445,014	$21,882,568	$3,754,035	$1,862,025	$12,849,013

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6300%	.5500%	.6000%	.7500%	.6300%
For the next $125 million	.5375	.6175	.5375	.5875	.7375	.6175
For the next $250 million	.5250	.6050	.5250	.5750	.7250	.6050
For the next $500 million	.5125	.5925	.5125	.5625	.7125	.5925
For the next $1 billion	.5000	.5800	.5000	.5500	.7000	.5800
For net assets over $2 billion	.4750	.5550	.4750	.5250	.6750	.5550

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2011, the complex-level fee rate for each of these Funds was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with HydePark, Symphony, ICAP, NWQ and Tradewinds (collectively, the “Sub-Advisers”). The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Nuveen Investments	95

Notes to Financial Statements (continued)

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2011	1.20%
NWQ Large-Cap Value	1.10	October 31, 2011	1.35
NWQ Small/Mid-Cap Value	1.10	October 31, 2011	1.45
NWQ Small-Cap Value	1.25	July 31, 2010	1.50
Tradewinds Value Opportunities	N/A	N/A	1.50

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected (Unaudited)	$34,594	$28,358	$69,048	$15,279	$6,654	$3,893,410
Paid to financial intermediaries (Unaudited)	30,286	24,796	63,429	13,358	5,799	3,452,382

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances (Unaudited)	$8,956	$31,388	$61,697	$5,251	$6,470	$2,598,662

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained (Unaudited)	$26,459	$146,940	$32,381	$2,988	$5,839	$1,627,904

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2011, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained (Unaudited)	$2,226	$51,892	$1,442	$393	$518	$86,768

At June 30, 2011, Nuveen owned shares of the Funds as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Class A	—	165	—	—	—	—
Class B	—	—	—	N/A	N/A	—
Class C	—	84	—	—	—	—
Class R3	2,757	2,978	3,281	3,695	2,767	1,432
Class I	—	84	—	—	—	—

96	Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in the ASU No. 2011-03 is intended to improve the accounting for repurchase and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these agreements would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Effective at the close of business on July 29, 2011, Value Opportunities will be closed to new investments, except for investments by the following categories of investors:

•	Existing shareholders of record as of July 29, 2011;
•	Defined contribution retirement plans that purchase shares of the fund prior to October 31, 2011;
•	Full-time and retired employees of Nuveen and its affiliates as well as their immediate family members;
•	Officers, trustees and former trustees of the Nuveen funds; and
•	Benefit plans sponsored by Nuveen or its affiliates.

Effective July 1, 2011, Multi-Manager Large Cap Value, Large-Cap Value and Small Mid-Cap Value each had their respective Temporary Expense Cap extended to October 31, 2012.

Nuveen Investments	97

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

98	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Nuveen Investments	99

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

100	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	101

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) the Advisor and NWQ Investment Management Company, LLC (“NWQ”) on behalf of each of the following Funds: the Nuveen NWQ Multi-Cap Value Fund, the Nuveen NWQ Large-Cap Value Fund, the Nuveen NWQ Small/Mid-Cap Value Fund and the Nuveen NWQ Small-Cap Value Fund; (b) the Advisor and Tradewinds Global Investors, LLC (“Tradewinds”) on behalf of the Nuveen Tradewinds Value Opportunities Fund; and (c) the Advisor and Institutional Capital LLC (“ICAP”), Nuveen HydePark Group, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”), respectively, on behalf of the Nuveen Multi-Manager Large-Cap Value Fund, and their periodic continuation. NWQ, Tradewinds, ICAP, HydePark and Symphony are each a “Sub-Advisor” and the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements.” Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of each Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund or Funds, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and each Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Tradewinds, NWQ and Symphony in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

102	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and each Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance and, in addition, with respect to the Nuveen Multi-Manager Large-Cap Value Fund (the “Multi-Manager Fund”), the performance of the portion of the Fund’s portfolio allocated to the respective Sub-Advisor. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over each Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team or teams. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for Funds that did not exist for part of the foregoing time frame). With respect to the Multi-Manager Fund, the Independent Board Members also reviewed, among other things, the returns of each sleeve of such Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that: the Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”), the Nuveen Tradewinds Value Opportunities Fund (the “Value Opportunities Fund”) and the Multi-Manager Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods; and the Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Value Fund”), the Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Value Fund”) and the Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Value Fund”) lagged their peers somewhat in the longer three- to five-year periods (as available) but their performance had improved in the recent one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

Nuveen Investments	103

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. Except as noted below, the Independent Board Members observed that the Funds had net management fees and net expense ratios below or in line with their peer averages.

The Independent Board Members recognized that last year the Advisor reduced its management fee for a significant number of Nuveen taxable open-end funds including the Value Opportunities Fund, the Multi-Cap Value Fund, the Large-Cap Value Fund, the Small/Mid-Cap Value Fund (which also had a reduction in its expense cap) and the Small-Cap Value Fund. As the reductions went into effect on July 1, 2010, the Independent Board Members noted that the impact of these reductions was not fully reflected in the expense data for last year. Notwithstanding the foregoing, the Independent Board Members noted that the Multi-Cap Value Fund had a net management fee in line with its peer average but a higher net expense ratio, the Small-Cap Value Fund had a net management fee higher than its peer average and a net expense ratio below its peer average, and the Value Opportunities Fund had a net management fee and net expense ratio higher than its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) or funds, as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to ICAP, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an

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Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to NWQ, Tradewinds and Symphony, the Independent Board Members reviewed each such Sub-Advisor’s revenues, expenses and pre-tax profitability margins. Similarly, with respect to ICAP, the Independent Board Members also considered such Sub-Advisor’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the respective Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to HydePark, ICAP, NWQ, and Tradewinds, the Independent Board Members considered that each such Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. For the Advisor and the foregoing Sub-Advisors, the Independent Board Members noted that such Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar

Nuveen Investments	105

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

arrangements and had to acquire such services directly. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

106	Nuveen Investments

Notes

Nuveen Investments	107

Notes

108	Nuveen Investments

Notes

Nuveen Investments	109

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Core Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Fund category. The Category contained 1,068 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Large-Cap Value Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Fund category. The Category contained 520 funds for the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Multi-Cap Core Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Fund category. The Category contained 794 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Small-Cap Core Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Fund category. The Category contained 728 funds for the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Russell 2000 Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Russell 2500 Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Russell 3000 Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

110	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen HydePark Group, LLC

333 West Wacker Drive,

Chicago, IL 60603

NWQ Investment Management Company, LLC

2049 Century Park East, 16th Floor

Los Angeles, CA 90067

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Multi-Manager Large-Cap Value Fund	100%	100%
Nuveen NWQ Large-Cap Value Fund	100%	100%
Nuveen Tradewinds Value Opportunities Fund	29.1%	37.9%

Long Term Capital Gain Distributions : Nuveen Tradewinds Value Opportunities Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), $25,877,124, or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2011.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	111

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NWQ-0611D

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking attractive long-term total returns.

Annual Report

June 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Growth Allocation Fund	NGOAX	NGVBX	NGVCX	NGATX	NGVRX
Nuveen Moderate Allocation Fund	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
Nuveen Conservative Allocation Fund	NBMSX	NMNBX	NBMCX	NALTX	NMNRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Important Notice

On August 2, 2011, the Board of Trustees of Nuveen Investment Trust approved, subject to shareholder approval, the merger of (i) the Conservative Allocation Fund into the Nuveen Strategy Conservative Allocation Fund and (ii) the Moderate Allocation Fund into the Nuveen Strategy Balanced Allocation Fund. The Conservative Allocation Fund and the Moderate Allocation Fund will each hold a special meeting of shareholders for the purpose of voting on the merger in late November or early December 2011. A joint Proxy Statement/Prospectus relating to each proposed merger will be filed with the SEC in the coming weeks and will contain important information relating the merger. Shareholders are urged to read each such joint Proxy Statement/Prospectus carefully. After they are filed, free copies of the Proxy Statement/Prospectuses will be available on the SEC’s web site at www.sec.gov.

Also on August 2, 2011, the Board of Trustees approved the liquidation of the Nuveen Growth Allocation Fund, effective October 7, 2011. Beginning September 7, 2011, the Growth Allocation Fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of September 7, 2011, may continue to purchase fund shares until October 3, 2011. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on October 7, 2011, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Funds feature portfolio management by Nuveen Investment Solutions, Inc. (NIS), an affiliate of Nuveen Investments. The Funds are managed by John Simmons, CFA, Managing Director and Portfolio Manager for NIS.

In May 2011, David R. Cline and James Colon, CFA, joined John in managing the Funds.

Here the team discusses general market conditions, key portfolio management strategies and the performance of these three Funds for the twelve-month period ended June 30, 2011.

What were the general market conditions and trends over the course of the period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in housing and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting, the central bank downgraded growth estimates for the year while reaffirming that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.”

Nuveen Investments	5

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did at this same time last year. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.2% in June 2011, the fourth monthly increase in a row and just slightly lower than one year earlier. Also, the overall housing market continued to show weakness, weighed down by a backlog of distressed properties on the market and falling prices. For the twelve months ended May 2011 (the most recent data available at the time this report was prepared), property values in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas had fallen 4.5% from one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, was revised downward to an anemic 0.4% annual growth rate for the first quarter of 2011 and estimated to be 1.3% for the second quarter, according to the Commerce Department.

The U.S. equity markets generally rose during the twelve-month period, with the major large capitalization indexes producing strong, double-digit gains. By June 30, 2011, the Russell 1000 Value and S&P 500 indexes had appreciated over 90% from their March 2009 lows. While this still left these indexes below their 2007 peak levels, bankruptcies and significant equity dilution for a multitude of corporations make those prior levels much more elevated than they may seem at first glance. However, even though many companies continue to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

How did the Funds perform during the twelve-month period ended June 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since inception periods ended June 30, 2011. Each Fund’s returns are compared with the performance of a peer group, appropriate composite benchmark and general market index.

What strategies were used to manage the Funds during the reporting period?

All of these Funds are managed using the same strategic approach. This involves seeking to: (1) identify a universe of investable asset classes with different risks, returns and relationships, (2) determine an allocation policy among these asset classes that produces the highest expected return consistent with a targeted level of investment risk, (3) utilize liquid, transparent, and value-added investment funds within each asset class, (4) structure these funds to produce value-added performance consistent with the Funds’ active management risk budgets, and (5) monitor, refine and revise all the investment inputs that go into each Fund’s portfolio building process.

6	Nuveen Investments

How did these strategies influence performance?

Nuveen Growth Allocation Fund

Class A Shares at net asset value for the Fund slightly outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Category Average, but slightly underperformed the Growth Allocation Composite over the twelve-month reporting period. The Fund also underperformed the S&P 500 Index.

The Growth Allocation Fund’s policy allocation as of June 30, 2011, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	33%
International Equity	29%
Global Resources	3%
U.S. Public Real Estate	5%
Domestic Fixed Income	1%
Domestic High Yield	11%
TIPS	5%
Convertibles	3%
Commodities	2%
Preferreds	2%
Short Duration & Cash	6%
100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk typically will have the largest performance impact on the Fund. For the twelve-month reporting period, our asset class allocations produced a strong return, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and, historically, in various exchange-traded funds to gain exposure to the international equity asset class. The return impact from investment style risk was slightly negative within international equity and negligible to slightly negative elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage this active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated negative incremental returns relative to their benchmarks. Manager performance within the high yield bond asset class again generated the greatest level of outperformance. Slightly negative manager performance was realized in the international equity and global resources asset classes.

Nuveen Investments	7

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period, the performance impact due to allocation tactics has had a small, positive impact on total Fund performance.

Nuveen Moderate Allocation Fund

Class A Shares at net asset value for the Fund slightly underperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Category Average, but outperformed the Moderate Allocation Composite. The Fund also underperformed the S&P 500 Index during the twelve-month reporting period.

The Moderate Allocation Fund’s policy allocation as of June 30, 2011, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	24%
International Equity	19%
Global Resources	3%
U.S. Public Real Estate	4%
Domestic Fixed Income	7%
Domestic High Yield	15%
TIPS	12%
Convertibles	2%
Commodities	2%
Preferreds	2%
Short Duration & Cash	10%
100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. During the reporting period, our asset class allocations produced a solid return, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and, historically, in various exchange-traded funds to gain exposure to the international equity class. The return impact from investment style risk was slightly negative within international equity and negligible to slightly negative elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their

8	Nuveen Investments

asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated negative incremental returns, relative to their benchmarks. Manager performance within the high yield asset class generated the greatest level of outperformance. Slightly negative manager performance was realized in the global resources and international equity asset classes.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

Nuveen Conservative Allocation Fund

Class A Shares at net asset value for the Fund outperformed the Conservative Allocation Composite and the Lipper Mixed-Asset Target Allocation Conservative Funds Category Average during the twelve-month reporting period. The Fund underperformed the S&P 500 Index.

The Conservative Allocation Fund’s policy allocation as of June 30, 2011, is presented in the accompanying table:

Asset Class	Asset Class Policy Weight
Domestic Equity	14%
International Equity	10%
Global Resources	3%
U.S. Public Real Estate	3%
Domestic Fixed Income	16%
Domestic High Yield	9%
TIPS	14%
Convertibles	1%
Commodities	2%
Preferreds	2%
Short Duration & Cash	26%
100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. For the twelve-month reporting period, our asset class allocations produced a solid return, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and, historically, in various exchange-traded funds to gain exposure to

Nuveen Investments	9

the international equity class. The return impact from investment style risk was negative within international equity and negligible to slightly negative elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmarks. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. During the period, the Fund’s investment managers, in aggregate, generated slightly negative incremental returns, relative to their benchmarks. Manager performance within high yield was the strongest while a number of asset classes generated slightly negative levels of performance for the reporting period including international equity and global resources.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen Funds). Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each Fund’s allocation. These risks include, but are not limited to, market risk; volatility related to small- and mid-cap stocks; non-diversification risk; foreign securities risk; and credit and interest-rate risk related to debt securities. A Fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

10	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 6 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	23.45%	4.15%	6.18%
Class A Shares at maximum Offering Price	16.35%	2.92%	5.23%
S&P 500 Index**	30.69%	2.94%	3.72%
Growth Allocation Composite**	23.72%	3.87%	4.18%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average**	23.35%	3.72%	4.45%

Class B Shares w/o CDSC	22.54%	3.37%	5.39%
Class B Shares w/CDSC	18.54%	3.19%	5.39%
Class C Shares	22.58%	3.37%	5.40%
Class R3 Shares	23.15%	3.89%	5.92%
Class I Shares	23.85%	4.41%	6.46%

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.33%	1.40%
Class B	3.09%	2.15%
Class C	3.09%	2.15%
Class R3	2.60%	1.65%
Class I	2.10%	1.15%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.40% (0.84% after October 31, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, B, C and I Shares and for the index, composite and average are from 12/9/04; since inception return for Class R3 Shares is from 8/4/08.

**	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Moderate Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	18.77%	5.27%	4.56%
Class A Shares at maximum Offering Price	11.92%	4.03%	3.94%
S&P 500 Index*	30.69%	2.94%	2.72%
Moderate Allocation Composite*	18.53%	4.65%	4.18%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average*	19.01%	3.97%	4.23%

Class B Shares w/o CDSC	17.82%	4.47%	3.93%
Class B Shares w/CDSC	13.82%	4.30%	3.93%
Class C Shares	17.75%	4.46%	3.77%
Class R3 Shares**	18.17%	4.94%	4.27%
Class I Shares	19.00%	5.53%	4.81%

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.53%	1.24%
Class B	2.28%	1.99%
Class C	2.28%	1.99%
Class R3	1.78%	1.49%
Class I	1.28%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.29% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Refer to the Glossary of Terms Used in this Report for definitions.

**	The inception date for Class R3 Shares is 8/4/08.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	14.29%	4.48%	3.56%
Class A Shares at maximum Offering Price	7.70%	3.25%	2.95%
S&P 500 Index*	30.69%	2.94%	2.72%
Conservative Allocation Composite*	13.47%	5.31%	4.74%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average*	13.06%	4.41%	4.19%

Class B Shares w/o CDSC	13.37%	3.69%	2.94%
Class B Shares w/CDSC	9.37%	3.52%	2.94%
Class C Shares	13.38%	3.70%	2.78%
Class R3 Shares**	13.94%	4.22%	3.30%
Class I Shares	14.49%	4.73%	3.82%

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.39%	1.24%
Class B	2.15%	1.99%
Class C	2.14%	1.99%
Class R3	1.64%	1.49%
Class I	1.12%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.37% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Refer to the Glossary of Terms Used in this Report for definitions.

**	Inception date for Class R3 Shares is 8/4/08.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding Summaries (Unaudited) as of June 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Growth Allocation Fund

Portfolio Allocation1

Nuveen Moderate Allocation Fund

Portfolio Allocation1

Nuveen Conservative Allocation Fund

Portfolio Allocation1

18	Nuveen Investments

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

Nuveen Growth Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	1.7%
Total Non-Affiliated Commodity Funds	1.7%
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	4.0%
Nuveen NWQ Large-Cap Value Fund (Class I)	6.0%
Nuveen Real Estate Securities Fund (Class I)	5.0%
Nuveen Santa Barbara Growth Fund (Class I)	1.7%
Nuveen Santa Barbara International Equity Fund (Class I)	12.3%
Nuveen Symphony Large-Cap Growth Fund (Class I)	2.4%
Nuveen Tradewinds Emerging Markets Fund (Class I)	5.1%
Nuveen Tradewinds Global Resources Fund (Class I)	3.1%
Nuveen Tradewinds International Value Fund (Class I)	12.2%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.3%
Nuveen U.S. Equity Completeness Fund	10.1%
Nuveen Winslow Large Cap Growth Fund (Class I)	6.1%
Total Affiliated Equity Funds	71.3%
Guggenheim Frontier Markets ETF	0.0%
SPDR Barclays Capital Convertible Securities ETF	3.0%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	3.0%
Total Equity Funds	74.3%
Nuveen High Yield Bond Fund (Class I)	5.6%
Nuveen Inflation Protected Securities Fund (Class I)	5.0%
Nuveen Multi-Strategy Core Bond Fund (Class I)	1.2%
Nuveen Preferred Securities Fund (Class I)	2.0%
Nuveen Short Duration Bond Fund (Class I)	1.6%
Nuveen Short Term Bond Fund (Class I)	3.0%
Nuveen Symphony Credit Opportunities Fund (Class I)	5.6%
Total Affiliated Fixed Income Funds	24.0%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 6/30/11
Credit Suisse Commodity Return Strategy Fund	24.47%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	27.46%
Nuveen NWQ Large-Cap Value Fund (Class I)	26.54%
Nuveen Real Estate Securities Fund (Class I)	35.47%
Nuveen Santa Barbara Growth Fund (Class I)	30.37%
Nuveen Santa Barbara International Equity Fund (Class I)	34.55%
Nuveen Symphony Large-Cap Growth Fund (Class I)	35.58%
Nuveen Tradewinds Emerging Markets Fund (Class I)	19.28%
Nuveen Tradewinds Global Resources Fund (Class I)	32.28%
Nuveen Tradewinds International Value Fund (Class I)	18.85%
Nuveen Tradewinds Value Opportunities Fund (Class I)	25.64%
Nuveen U.S. Equity Completeness Fund	31.57%
Nuveen Winslow Large Cap Growth Fund (Class I)	39.67%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	28.83%
SPDR Barclays Capital Convertible Securities ETF	20.38%
SPDR S&P Emerging Middle East and Africa ETF	29.18%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	17.96%
Nuveen Inflation Protected Securities Fund (Class I)	7.62%
Nuveen Multi-Strategy Core Bond Fund (Class I)	4.95%
Nuveen Preferred Securities Fund (Class I)	18.90%
Nuveen Short Duration Bond Fund (Class I)	4.01%
Nuveen Short Term Bond Fund (Class I)	3.16%
Nuveen Symphony Credit Opportunities Fund (Class I)	16.00%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

Nuveen Investments	19

Holding Summaries (Unaudited) (continued) as of June 30, 2011

Nuveen Moderate Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	2.1%
Total Non-Affiliated Commodity Funds	2.1%
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	2.9%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.4%
Nuveen Real Estate Securities Fund (Class I)	4.0%
Nuveen Santa Barbara Growth Fund (Class I)	1.2%
Nuveen Santa Barbara International Equity Fund (Class I)	8.2%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.7%
Nuveen Tradewinds Emerging Markets Fund (Class I)	3.1%
Nuveen Tradewinds Global Resources Fund (Class I)	3.1%
Nuveen Tradewinds International Value Fund (Class I)	8.2%
Nuveen Tradewinds Value Opportunities Fund (Class I)	2.5%
Nuveen U.S. Equity Completeness Fund	7.3%
Nuveen Winslow Large Cap Growth Fund (Class I)	4.4%
Total Affiliated Equity Funds	51.0%
Guggenheim Frontier Markets ETF	0.0%
SPDR Barclays Capital Convertible Securities ETF	2.0%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	2.0%
Total Equity Funds	53.0%
Nuveen High Yield Bond Fund (Class I)	7.6%
Nuveen Inflation Protected Securities Fund (Class I)	12.0%
Nuveen Multi-Strategy Core Bond Fund (Class I)	7.0%
Nuveen Preferred Securities Fund (Class I)	2.0%
Nuveen Short Duration Bond Fund (Class I)	7.2%
Nuveen Short Term Bond Fund (Class I)	0.4%
Nuveen Symphony Credit Opportunities Fund (Class I)	7.6%
Total Affiliated Fixed Income Funds	43.8%
Total Short-Term Investments	1.1%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 6/30/11
Credit Suisse Commodity Return Strategy Fund	24.47%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	27.46%
Nuveen NWQ Large-Cap Value Fund (Class I)	26.54%
Nuveen Real Estate Securities Fund (Class I)	35.47%
Nuveen Santa Barbara Growth Fund (Class I)	30.37%
Nuveen Santa Barbara International Equity Fund (Class I)	34.55%
Nuveen Symphony Large-Cap Growth Fund (Class I)	35.58%
Nuveen Tradewinds Emerging Markets Fund (Class I)	19.28%
Nuveen Tradewinds Global Resources Fund (Class I)	32.28%
Nuveen Tradewinds International Value Fund (Class I)	18.85%
Nuveen Tradewinds Value Opportunities Fund (Class I)	25.64%
Nuveen U.S. Equity Completeness Fund	31.57%
Nuveen Winslow Large Cap Growth Fund (Class I)	39.67%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	28.83%
SPDR Barclays Capital Convertible Securities ETF	20.38%
SPDR S&P Emerging Middle East and Africa ETF	29.18%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	17.96%
Nuveen Inflation Protected Securities Fund (Class I)	7.62%
Nuveen Multi-Strategy Core Bond Fund (Class I)	4.95%
Nuveen Preferred Securities Fund (Class I)	18.90%
Nuveen Short Duration Bond Fund (Class I)	4.01%
Nuveen Short Term Bond Fund (Class I)	3.16%
Nuveen Symphony Credit Opportunities Fund (Class I)	16.00%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

20	Nuveen Investments

Nuveen Conservative Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	1.9%
Total Non-Affiliated Commodity Funds	1.9%
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	1.7%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.6%
Nuveen Real Estate Securities Fund (Class I)	3.0%
Nuveen Santa Barbara Growth Fund (Class I)	0.7%
Nuveen Santa Barbara International Equity Fund (Class I)	4.6%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.0%
Nuveen Tradewinds Emerging Markets Fund (Class I)	1.0%
Nuveen Tradewinds Global Resources Fund (Class I)	3.0%
Nuveen Tradewinds International Value Fund (Class I)	4.6%
Nuveen Tradewinds Value Opportunities Fund (Class I)	1.4%
Nuveen U.S. Equity Completeness Fund	4.3%
Nuveen Winslow Large Cap Growth Fund (Class I)	2.6%
Total Affiliated Equity Funds	30.5%
Guggenheim Frontier Markets ETF	0.0%
SPDR Barclays Capital Convertible Securities ETF	1.0%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	1.0%
Total Equity Funds	31.5%
Nuveen High Yield Bond Fund (Class I)	4.5%
Nuveen Inflation Protected Securities Fund (Class I)	14.0%
Nuveen Multi-Strategy Core Bond Fund (Class I)	16.1%
Nuveen Preferred Securities Fund (Class I)	2.0%
Nuveen Short Duration Bond Fund (Class I)	19.5%
Nuveen Short Term Bond Fund (Class I)	4.1%
Nuveen Symphony Credit Opportunities Fund (Class I)	4.5%
Total Affiliated Fixed Income Funds	64.7%
Total Short-Term Investments	1.9%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 6/30/11
Credit Suisse Commodity Return Strategy Fund	24.47%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	27.46%
Nuveen NWQ Large-Cap Value Fund (Class I)	26.54%
Nuveen Real Estate Securities Fund (Class I)	35.47%
Nuveen Santa Barbara Growth Fund (Class I)	30.37%
Nuveen Santa Barbara International Equity Fund (Class I)	34.55%
Nuveen Symphony Large-Cap Growth Fund (Class I)	35.58%
Nuveen Tradewinds Emerging Markets Fund (Class I)	19.28%
Nuveen Tradewinds Global Resources Fund (Class I)	32.28%
Nuveen Tradewinds International Value Fund (Class I)	18.85%
Nuveen Tradewinds Value Opportunities Fund (Class I)	25.64%
Nuveen U.S. Equity Completeness Fund	31.57%
Nuveen Winslow Large Cap Growth Fund (Class I)	39.67%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	28.83%
SPDR Barclays Capital Convertible Securities ETF	20.38%
SPDR S&P Emerging Middle East and Africa ETF	29.18%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	17.96%
Nuveen Inflation Protected Securities Fund (Class I)	7.62%
Nuveen Multi-Strategy Core Bond Fund (Class I)	4.95%
Nuveen Preferred Securities Fund (Class I)	18.90%
Nuveen Short Duration Bond Fund (Class I)	4.01%
Nuveen Short Term Bond Fund (Class I)	3.16%
Nuveen Symphony Credit Opportunities Fund (Class I)	16.00%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

Nuveen Investments	21

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,016.30	$1,012.60	$1,012.60	$1,015.40	$1,017.60	$1,021.57	$1,017.85	$1,017.85	$1,020.33	$1,022.81
Expenses Incurred During Period	$3.25	$6.99	$6.99	$4.50	$2.00	$3.26	$7.00	$7.00	$4.51	$2.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .65%, 1.40%, 1.40%, .90% and ..40% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Moderate Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,017.40	$1,013.70	$1,013.70	$1,016.20	$1,019.10	$1,022.12	$1,018.40	$1,018.40	$1,020.88	$1,023.36
Expenses Incurred During Period	$2.70	$6.44	$6.44	$3.95	$1.45	$2.71	$6.46	$6.46	$3.96	$1.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .54%, 1.29%, 1.29%, .79% and ..29% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Conservative Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,018.30	$1,014.30	$1,014.30	$1,017.10	$1,019.20	$1,021.72	$1,018.00	$1,018.00	$1,020.48	$1,022.96
Expenses Incurred During Period	$3.10	$6.84	$6.84	$4.35	$1.85	$3.11	$6.85	$6.85	$4.36	$1.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and ..37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Growth Allocation Fund, Nuveen Moderate Allocation Fund, and Nuveen Conservative Allocation (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 1 to the financial statements, the Nuveen Growth Allocation Fund will liquidate after the close of business on October 7, 2011.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 26, 2011

Nuveen Investments	23

Portfolio of Investments

Nuveen Growth Allocation Fund

June 30, 2011

Shares	Description (1)	Value
	COMMODITY FUNDS – 1.7%

	Non-Affiliated Commodity Funds – 1.7%

16,707	Credit Suisse Commodity Return Strategy Fund	$153,879
	Total Commodity Funds (cost $149,710)	153,879
	EQUITY FUNDS – 73.6%

	Affiliated Equity Funds – 70.6%

17,602	Nuveen Multi-Manager Large Cap Value Fund (Class I)	358,044

28,892	Nuveen NWQ Large-Cap Value Fund (Class I)	537,113

22,526	Nuveen Real Estate Securities Fund (Class I)	447,367

7,033	Nuveen Santa Barbara Growth Fund (Class I)	149,467

35,233	Nuveen Santa Barbara International Equity Fund (Class I)	1,091,872

8,329	Nuveen Symphony Large-Cap Growth Fund (Class I)	209,155

11,270	Nuveen Tradewinds Emerging Markets Fund (Class I)	451,496

10,658	Nuveen Tradewinds Global Resources Fund (Class I)	272,966

41,905	Nuveen Tradewinds International Value Fund (Class I)	1,088,282

8,318	Nuveen Tradewinds Value Opportunities Fund (Class I)	297,219

43,569	Nuveen U.S. Equity Completeness Fund, (2)	895,344

16,496	Nuveen Winslow Large Cap Growth Fund (Class I)	538,436
	Total Affiliated Equity Funds (cost $5,965,473)	6,336,761
	Non-Affiliated Equity Funds – 3.0%

10	Guggenheim Frontier Markets ETF	234

6,480	SPDR Barclays Capital Convertible Securities ETF	268,790

3	SPDR S&P Emerging Middle East and Africa ETF	222
	Total Non-Affiliated Equity Funds (cost $266,008)	269,246
	Total Equity Funds (cost $6,231,481)	6,606,007
	FIXED INCOME FUNDS – 23.7%

	Affiliated Fixed Income Funds – 23.7%

27,537	Nuveen High Yield Bond Fund (Class I)	495,128

40,771	Nuveen Inflation Protected Securities Fund (Class I)	446,859

5,161	Nuveen Multi-Strategy Core Bond Fund (Class I)	105,094

10,698	Nuveen Preferred Securities Fund (Class I)	180,796

7,167	Nuveen Short Duration Bond Fund (Class I)	141,134

26,216	Nuveen Short Term Bond Fund (Class I)	264,000

23,537	Nuveen Symphony Credit Opportunities Fund (Class I)	494,284
	Total Fixed Income Funds (cost $2,014,808)	2,127,295
	Total Investments (cost $8,395,999) – 99.0%	8,887,181
	Other Assets Less Liabilities – 1.0%	88,416
	Net Assets – 100%	$8,975,597

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments

Nuveen Moderate Allocation Fund

June 30, 2011

Shares	Description (1)			Value
	COMMODITY FUNDS – 2.1%

	Non-Affiliated Commodity Funds – 2.1%

124,691	Credit Suisse Commodity Return Strategy Fund			$1,148,412
	Total Commodity Funds (cost $1,117,303)			1,148,412
	EQUITY FUNDS – 52.3%

	Affiliated Equity Funds – 50.3%

78,828	Nuveen Multi-Manager Large Cap Value Fund (Class I)			1,603,372

129,609	Nuveen NWQ Large-Cap Value Fund (Class I)			2,409,433

110,890	Nuveen Real Estate Securities Fund (Class I)			2,202,282

31,500	Nuveen Santa Barbara Growth Fund (Class I)			669,391

144,789	Nuveen Santa Barbara International Equity Fund (Class I)			4,487,039

37,345	Nuveen Symphony Large-Cap Growth Fund (Class I)			937,747

41,649	Nuveen Tradewinds Emerging Markets Fund (Class I)			1,668,488

65,421	Nuveen Tradewinds Global Resources Fund (Class I)			1,675,452

172,448	Nuveen Tradewinds International Value Fund (Class I)			4,478,489

37	Nuveen Tradewinds Value Opportunities Fund (Class I)			1,334,572

195,300	Nuveen U.S. Equity Completeness Fund, (2)			4,013,432

73,908	Nuveen Winslow Large Cap Growth Fund (Class I)			2,412,387
	Total Affiliated Equity Funds (cost $25,104,250)			27,892,084
	Non-Affiliated Equity Funds – 2.0%

60	Guggenheim Frontier Markets ETF			1,406

26,660	SPDR Barclays Capital Convertible Securities ETF			1,105,857

20	SPDR S&P Emerging Middle East and Africa ETF			1,482
	Total Non-Affiliated Equity Funds (cost $1,086,353)			1,108,745
	Total Equity Funds (cost $26,190,603)			29,000,829
	FIXED INCOME FUNDS – 43.3%

	Affiliated Fixed Income Funds – 43.3%

231,027	Nuveen High Yield Bond Fund (Class I)			4,153,873

602,115	Nuveen Inflation Protected Securities Fund (Class I)			6,599,186

189,145	Nuveen Multi-Strategy Core Bond Fund (Class I)			3,850,991

65,486	Nuveen Preferred Securities Fund (Class I)			1,106,720

199,158	Nuveen Short Duration Bond Fund (Class I)			3,921,436

21,350	Nuveen Short Term Bond Fund (Class I)			215,000

197,520	Nuveen Symphony Credit Opportunities Fund (Class I)			4,147,935
	Total Fixed Income Funds (cost $22,423,366)			23,995,141

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1%

$603	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $602,935, collateralized by $600,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $619,500	0.010%	7/01/11	$602,935
	Total Short-Term Investments (cost $602,935)			602,935
	Total Investments (cost $50,334,207) – 98.8%			54,747,317
	Other Assets Less Liabilities – 1.2%			680,336
	Net Assets – 100%			$55,427,653

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments

Nuveen Conservative Allocation Fund

June 30, 2011

Shares	Description (1)			Value
	COMMODITY FUNDS – 1.9%

	Non-Affiliated Commodity Funds – 1.9%

107,759	Credit Suisse Commodity Return Strategy Fund			$992,467
	Total Commodity Funds (cost $965,583)			992,467
	EQUITY FUNDS – 31.7%

	Affiliated Equity Funds – 30.7%

43,710	Nuveen Multi-Manager Large Cap Value Fund (Class I)			889,062

71,979	Nuveen NWQ Large-Cap Value Fund (Class I)			1,338,103

78,890	Nuveen Real Estate Securities Fund (Class I)			1,566,760

17,529	Nuveen Santa Barbara Growth Fund (Class I)			372,504

77,347	Nuveen Santa Barbara International Equity Fund (Class I)			2,397,006

20,718	Nuveen Symphony Large-Cap Growth Fund (Class I)			520,233

13,385	Nuveen Tradewinds Emerging Markets Fund (Class I)			536,243

61,845	Nuveen Tradewinds Global Resources Fund (Class I)			1,583,874

92,142	Nuveen Tradewinds International Value Fund (Class I)			2,392,949

21	Nuveen Tradewinds Value Opportunities Fund (Class I)			740,342

108,440	Nuveen U.S. Equity Completeness Fund, (2)			2,228,459

40,990	Nuveen Winslow Large Cap Growth Fund (Class I)			1,337,915
	Total Affiliated Equity Funds (cost $14,169,766)			15,903,450
	Non-Affiliated Equity Funds – 1.0%

50	Guggenheim Frontier Markets ETF			1,172

12,780	SPDR Barclays Capital Convertible Securities ETF			530,114

15	SPDR S&P Emerging Middle East and Africa ETF			1,111
	Total Non-Affiliated Equity Funds (cost $517,091)			532,397
	Total Equity Funds (cost $14,686,857)			16,435,847
	FIXED INCOME FUNDS – 65.2%

	Affiliated Fixed Income Funds – 65.2%

131,806	Nuveen High Yield Bond Fund (Class I)			2,369,888

668,776	Nuveen Inflation Protected Securities Fund (Class I)			7,329,795

411,962	Nuveen Multi-Strategy Core Bond Fund (Class I)			8,387,565

62,172	Nuveen Preferred Securities Fund (Class I)			1,050,711

515,828	Nuveen Short Duration Bond Fund (Class I)			10,156,661

213,505	Nuveen Short Term Bond Fund (Class I)			2,150,000

112,683	Nuveen Symphony Credit Opportunities Fund (Class I)			2,366,361
	Total Fixed Income Funds (cost $32,248,087)			33,810,981

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%

$1,006	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $1,006,271 collateralized by $995,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $1,027,338	0.010%	7/01/11	$1,006,271
	Total Short-Term Investments (cost $1,006,271)			1,006,271
	Total Investments (cost $48,906,798) – 100.7%			52,245,566
	Other Assets Less Liabilities – (0.7)%			(369,313)
	Net Assets – 100%			$51,876,253

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2011

	Growth Allocation		Moderate Allocation		Conservative Allocation
Assets
Affiliated investments, at value (cost $7,980,281, $47,527,616 and $46,417,853, respectively)		$8,464,056		$51,887,225		$49,714,431
Non-affiliated investments, at value (cost $415,718, $2,806,591 and $2,488,945, respectively)		423,125		2,860,092		2,531,135
Cash		7,412		—		—
Receivables:
Dividends		8,951		85,532		90,141
From Adviser		14,388		18,376		7,720
Investments sold		664,000		2,621,854		4,083,425
Reclaims		989		6,058		5,489
Shares sold		1,000		48,284		18,401
Other assets		2,032		14,031		22,258
Total assets		9,585,953		57,541,452		56,473,000
Liabilities
Payables:
Investments purchased		536,895		1,847,000		3,765,000
Shares redeemed		—		146,226		714,812
Accrued expenses:
12b-1 distribution and service fees		3,939		17,742		18,250
Other		69,522		102,831		98,685
Total liabilities		610,356		2,113,799		4,596,747
Net assets		$8,975,597		$55,427,653		$51,876,253
Class A Shares
Net assets		$2,789,839		$32,234,383		$37,420,285
Shares outstanding		117,745		1,314,426		1,527,306
Net asset value per share		$23.69		$24.52		$24.50
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)		$25.14		$26.02		$25.99
Class B Shares
Net assets		$452,906		$1,704,416		$1,062,532
Shares outstanding		19,446		69,596		40,464
Net asset value and offering price per share		$23.29		$24.49		$26.26
Class C Shares
Net assets		$3,564,396		$11,617,725		$11,589,417
Shares outstanding		152,876		474,111		441,880
Net asset value and offering price per share		$23.32		$24.50		$26.23
Class R3 Shares
Net assets		$55,543		$538,352		$50,899
Shares outstanding		2,337		22,012		2,135
Net asset value and offering price per share		$23.77		$24.46		$23.84
Class I Shares
Net assets		$2,112,913		$9,332,777		$1,753,120
Shares outstanding		88,948		380,733		73,541
Net asset value and offering price per share		$23.75		$24.51		$23.84
Net assets consist of:
Capital paid-in		$9,772,072		$50,732,110		$49,620,818
Undistributed (Over-distribution of) net investment income		82,430		944,484		1,142,487
Accumulated net realized gain (loss)		(1,369,998)		(662,051)		(2,225,820)
Net unrealized appreciation (depreciation)		491,093		4,413,110		3,338,768
Net assets		$8,975,597		$55,427,653		$51,876,253
Authorized shares Par value per share	$	Unlimited 0.01	$	Unlimited 0.01	$	Unlimited 0.01

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations

Year Ended June 30, 2011

	Growth Allocation	Moderate Allocation	Conservative Allocation
Investment Income
Dividends from affiliated investments	$140,697	$1,257,215	$1,407,998
Dividends from non-affiliated investments and interest	23,920	182,177	166,057
Total investment income	164,617	1,439,392	1,574,055
Expenses
Management fees	13,096	84,169	76,095
12b-1 service fees – Class A	5,166	76,711	94,518
12b-1 distribution and service fees – Class B	4,416	21,220	11,256
12b-1 distribution and service fees – Class C	35,769	96,188	99,803
12b-1 distribution and service fees – Class R3	513	2,156	493
Shareholders’ servicing agent fees and expenses	13,752	61,269	44,592
Custodian’s fees and expenses	3,939	11,789	8,142
Trustees’ fees and expenses	50	322	279
Professional fees	34,012	34,962	33,564
Shareholders’ reports – printing and mailing expenses	14,964	53,873	36,816
Federal and state registration fees	86,378	69,801	68,520
Other expenses	893	1,061	1,160
Total expenses before custodian fee credit and expense reimbursement	212,948	513,521	475,238
Custodian fee credit	(8)	(25)	(18)
Expense reimbursement	(132,167)	(154,522)	(81,471)
Net expenses	80,773	358,974	393,749
Net investment income (loss)	83,844	1,080,418	1,180,306
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	309,543	498,933	848,094
Non-affiliated investments	728,340	3,872,003	2,105,996
Distributions from affiliated investment company shares	5,963	37,906	32,017
Total net realized gain (loss)	1,043,846	4,408,842	2,986,107
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	694,848	4,613,828	2,756,131
Non-affiliated investments	(55,782)	(1,257,094)	(537,664)
Total change in net unrealized appreciation (depreciation)	639,066	3,356,734	2,218,467
Net realized and unrealized gain (loss)	1,682,912	7,765,576	5,204,574
Net increase (decrease) in net assets from operations	$1,766,756	$8,845,994	$6,384,880

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	Growth Allocation
	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$83,844	$170,924
Total net realized gain (loss)	1,043,846	(226,538)
Total change in net unrealized appreciation (depreciation)	639,066	1,261,750
Net increase (decrease) in net assets from operations	1,766,756	1,206,136
Distributions to Shareholders
From net investment income:
Class A	(47,099)	(41,424)
Class B	(7,675)	(6,798)
Class C	(63,446)	(58,777)
Class R3	(1,405)	(2,707)
Class I	(37,408)	(95,767)
Decrease in net assets from distributions to shareholders	(157,033)	(205,473)
Fund Share Transactions
Proceeds from sale of shares	3,136,854	1,875,121
Proceeds from shares issued to shareholders due to reinvestment of distributions	112,749	124,234
	3,249,603	1,999,355
Cost of shares redeemed	(4,224,975)	(3,296,958)
Net increase (decrease) in net assets from Fund share transactions	(975,372)	(1,297,603)
Net increase (decrease) in net assets	634,351	(296,940)
Net assets at the beginning of period	8,341,246	8,638,186
Net assets at the end of period	$8,975,597	$8,341,246
Undistributed (Over-distribution of) net investment income at the end of period	$82,430	$156,003

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets (continued)

	Moderate Allocation		Conservative Allocation
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$1,080,418	$1,112,375	$1,180,306	$1,388,287
Total net realized gain (loss)	4,408,842	(429,758)	2,986,107	(527,879)
Total change in net unrealized appreciation (depreciation)	3,356,734	4,329,077	2,218,467	4,704,920
Net increase (decrease) in net assets from operations	8,845,994	5,011,694	6,384,880	5,565,328
Distributions to Shareholders
From net investment income:
Class A	(644,042)	(672,528)	(1,103,768)	(1,297,304)
Class B	(30,584)	(55,689)	(25,810)	(41,526)
Class C	(132,270)	(112,259)	(215,809)	(221,070)
Class R3	(9,499)	(3,573)	(1,352)	(4,893)
Class I	(335,495)	(307,372)	(54,557)	(19,969)
Decrease in net assets from distributions to shareholders	(1,151,890)	(1,151,421)	(1,401,296)	(1,584,762)
Fund Share Transactions
Proceeds from sale of shares	20,662,801	15,999,993	11,902,802	5,011,319
Proceeds from shares issued to shareholders due to reinvestment of distributions	773,093	821,617	1,000,328	1,184,288
	21,435,894	16,821,610	12,903,130	6,195,607
Cost of shares redeemed	(19,092,544)	(10,629,089)	(11,435,937)	(8,982,212)
Net increase (decrease) in net assets from Fund share transactions	2,343,350	6,192,521	1,467,193	(2,786,605)
Net increase (decrease) in net assets	10,037,454	10,052,794	6,450,777	1,193,961
Net assets at the beginning of period	45,390,199	35,337,405	45,425,476	44,231,515
Net assets at the end of period	$55,427,653	$45,390,199	$51,876,253	$45,425,476
Undistributed (Over-distribution of) net investment income at the end of period	$944,484	$628,884	$1,142,487	$1,382,075

See accompanying notes to financial statements.

30	Nuveen Investments

Financial Highlights

Nuveen Investments	31

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011	$19.66	$.29	$4.31	$4.60	$(.57)	$—	$(.57)	$23.69	23.45%
2010	17.69	.40	2.02	2.42	(.45)	—	(.45)	19.66	13.56
2009	23.58	.49	(5.18)	(4.69)	(.06)	(1.14)	(1.20)	17.69	(19.00)
2008	27.79	.08	(2.73)	(2.65)	(.22)	(1.34)	(1.56)	23.58	(9.84)
2007	23.95	.17	4.48	4.65	(.18)	(.63)	(.81)	27.79	19.67
Class B (12/04)
2011	19.34	.14	4.21	4.35	(.40)	—	(.40)	23.29	22.54
2010	17.42	.25	1.98	2.23	(.31)	—	(.31)	19.34	12.72
2009	23.34	.41	(5.19)	(4.78)	—	(1.14)	(1.14)	17.42	(19.61)
2008	27.51	(.11)	(2.70)	(2.81)	(.02)	(1.34)	(1.36)	23.34	(10.49)
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73
Class C (12/04)
2011	19.35	.13	4.24	4.37	(.40)	—	(.40)	23.32	22.58
2010	17.44	.25	1.97	2.22	(.31)	—	(.31)	19.35	12.65
2009	23.35	.41	(5.18)	(4.77)	—	(1.14)	(1.14)	17.44	(19.56)
2008	27.53	(.11)	(2.71)	(2.82)	(.02)	(1.34)	(1.36)	23.35	(10.52)
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76
Class R3 (8/08)
2011	19.73	.19	4.37	4.56	(.52)	—	(.52)	23.77	23.15
2010	17.76	.36	2.02	2.38	(.41)	—	(.41)	19.73	13.27
2009(g)	22.66	.53	(4.29)	(3.76)	— **	(1.14)	(1.14)	17.76	(15.68)
Class I (12/04)(f)
2011	19.69	.29	4.39	4.68	(.62)	—	(.62)	23.75	23.85
2010	17.72	.48	1.99	2.47	(.50)	—	(.50)	19.69	13.78
2009	23.63	.61	(5.27)	(4.66)	(.11)	(1.14)	(1.25)	17.72	(18.77)
2008	27.85	.16	(2.75)	(2.59)	(.29)	(1.34)	(1.63)	23.63	(9.62)
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95

32	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)	Expenses(e)		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$2,790	2.30%		(.41)%	.65%		1.24%	90%
1,478	1.58		1.04	.65		1.97	20
1,922	2.52		1.01	.79		2.74	173
3,420	2.04		(.07)	1.69		.28	34
6,888	1.82		.52	1.68		.66	31

453	2.93		(.92)	1.40		.61	90
411	2.34		.32	1.40		1.26	20
434	3.35		.52	1.52		2.34	173
647	2.79		(.79)	2.44		(.44)	34
752	2.54		(.19)	2.44		(.09)	31

3,564	2.95		(.95)	1.40		.60	90
3,095	2.34		.33	1.40		1.27	20
3,364	3.30		.53	1.53		2.30	173
6,035	2.80		(.81)	2.45		(.46)	34
8,771	2.53		(.17)	2.44		(.07)	31

56	2.21		(.47)	.90		.84	90
133	1.85		.84	.90		1.78	20
118	3.01	*	1.29 *	.90	*	3.39 *	173

2,113	1.76		(.05)	.40		1.31	90
3,224	1.35		1.43	.40		2.38	20
2,800	2.36		1.55	.52		3.39	173
4,396	1.76		.25	1.41		.60	34
4,868	1.58		.78	1.43		.93	31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Global Value Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Global Value Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MODERATE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/96)
2011	$21.08	$.48	$3.47	$3.95	$(.51)	$—	$(.51)	$24.52	18.77%
2010	18.90	.56	2.20	2.76	(.58)	—	(.58)	21.08	14.49
2009	22.35	.67	(3.32)	(2.65)	(.34)	(.46)	(.80)	18.90	(11.28)
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40
Class B (8/96)
2011	21.07	.31	3.45	3.76	(.34)	—	(.34)	24.49	17.82
2010	18.91	.39	2.20	2.59	(.43)	—	(.43)	21.07	13.64
2009	22.35	.52	(3.30)	(2.78)	(.20)	(.46)	(.66)	18.91	(11.98)
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55
Class C (8/96)
2011	21.10	.29	3.45	3.74	(.34)	—	(.34)	24.50	17.75
2010	18.94	.40	2.19	2.59	(.43)	—	(.43)	21.10	13.62
2009	22.37	.53	(3.30)	(2.77)	(.20)	(.46)	(.66)	18.94	(11.93)
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54
Class R3 (8/08)
2011	21.08	.45	3.38	3.83	(.45)	—	(.45)	24.46	18.17
2010	18.91	.51	2.19	2.70	(.53)	—	(.53)	21.08	14.19
2009(g)	22.20	.59	(3.12)	(2.53)	(.30)	(.46)	(.76)	18.91	(10.87)
Class I (8/96)(f)
2011	21.08	.56	3.43	3.99	(.56)	—	(.56)	24.51	19.00
2010	18.89	.63	2.18	2.81	(.62)	—	(.62)	21.08	14.80
2009	22.35	.71	(3.32)	(2.61)	(.39)	(.46)	(.85)	18.89	(11.08)
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68

34	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$32,234	.82%		1.74%		.54%		2.01%		95%
25,190	.83		2.32		.54		2.61		13
21,136	1.29		2.97		.62		3.64		171
29,612	1.32		2.04		1.23		2.12		51
33,519	1.26		2.17		1.24		2.19		61

1,704	1.56		1.04		1.29		1.32		95
2,421	1.58		1.53		1.29		1.82		13
3,054	2.02		2.18		1.38		2.81		171
5,535	2.07		1.29		1.98		1.38		51
6,376	2.02		1.40		1.99		1.42		61

11,618	1.57		.94		1.29		1.22		95
6,354	1.58		1.58		1.29		1.87		13
4,685	2.03		2.19		1.37		2.85		171
7,265	2.07		1.29		1.98		1.38		51
7,694	2.01		1.42		1.99		1.44		61

538	1.06		1.58		.79		1.85		95
142	1.08		2.07		.79		2.36		13
128	1.57	*	2.84	*	.79	*	3.62	*	171

9,333	.56		2.07		.29		2.34		95
11,283	.58		2.64		.29		2.93		13
6,334	1.02		3.19		.36		3.84		171
9,662	1.07		2.29		.98		2.38		51
10,690	1.01		2.42		.99		2.44		61

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONSERVATIVE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/96)
2011	$22.07	$.60	$2.54	$3.14	$(.71)	$—	$(.71)	$24.50	14.29%
2010	20.24	.69	1.93	2.62	(.79)	—	(.79)	22.07	12.93
2009	22.84	.85	(2.60)	(1.75)	(.37)	(.48)	(.85)	20.24	(7.25)
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90
Class B (8/96)
2011	23.67	.44	2.72	3.16	(.57)	—	(.57)	26.26	13.37
2010	21.72	.55	2.09	2.64	(.69)	—	(.69)	23.67	12.11
2009	24.43	.77	(2.80)	(2.03)	(.20)	(.48)	(.68)	21.72	(7.97)
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09
Class C (8/96)
2011	23.64	.43	2.73	3.16	(.57)	—	(.57)	26.23	13.38
2010	21.69	.56	2.08	2.64	(.69)	—	(.69)	23.64	12.12
2009	24.39	.77	(2.79)	(2.02)	(.20)	(.48)	(.68)	21.69	(7.94)
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10
Class R3 (8/08)
2011	21.49	.48	2.50	2.98	(.63)	—	(.63)	23.84	13.94
2010	19.71	.62	1.88	2.50	(.72)	—	(.72)	21.49	12.67
2009(g)	22.16	.70	(2.40)	(1.70)	(.27)	(.48)	(.75)	19.71	(7.27)
Class I (8/96)(f)
2011	21.48	.62	2.48	3.10	(.74)	—	(.74)	23.84	14.49
2010	19.69	.72	1.89	2.61	(.82)	—	(.82)	21.48	13.24
2009	22.24	.88	(2.53)	(1.65)	(.42)	(.48)	(.90)	19.69	(6.98)
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17

36	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$37,420	.78%		2.34%		.62%		2.50%		89%
34,943	.77		2.94		.62		3.09		14
35,247	1.04		3.88		.63		4.28		166
52,785	1.28		2.53		1.23		2.58		37
61,577	1.22		2.64		1.22		2.64		37

1,063	1.53		1.55		1.37		1.71		89
1,031	1.53		2.16		1.37		2.32		14
1,730	1.77		3.22		1.38		3.60		166
3,480	2.03		1.76		1.98		1.81		37
5,916	1.98		1.87		1.98		1.87		37

11,589	1.53		1.51		1.37		1.68		89
8,034	1.52		2.22		1.37		2.37		14
6,649	1.81		3.21		1.38		3.63		166
8,192	2.03		1.78		1.98		1.83		37
9,363	1.97		1.90		1.97		1.90		37

51	1.02		1.91		.87		2.06		89
145	1.02		2.71		.87		2.86		14
133	1.35	*	3.59	*	.87	*	4.08	*	166

1,753	.53		2.49		.37		2.65		89
1,272	.50		3.20		.37		3.32		14
472	.76		4.09		.39		4.46		166
1,361	1.03		2.78		.98		2.83		37
1,525	.97		2.90		.97		2.90		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Growth Allocation Fund (“Growth Allocation”), Nuveen Moderate Allocation Fund (“Moderate Allocation”) and Nuveen Conservative Allocation Fund (“Conservative Allocation”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

Each Fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (collectively, the “Underlying Funds”). Each Fund’s assets are allocated among broad asset classes through investment in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. Each Fund has a strategic allocation between equity and fixed income investments that correlates with its risk profile. The Adviser, has selected Nuveen Investment Solutions, Inc. (“NIS”) (formerly, Richards & Tierney, Inc.), also a wholly-owned subsidiary of Nuveen, to serve as sub-adviser to the Funds. NIS adjusts portfolio allocations from time to time consistent with each Fund’s risk profile in its effort to produce performance consistent with its investment objective. Each Fund primarily invests in Underlying Funds within the Nuveen family of funds.

Growth Allocation’s investment objective is to provide attractive long-term total return with a growth risk profile.

Moderate Allocation’s investment objective is to provide attractive long-term total return with a moderate risk profile.

Conservative Allocation’s investment objective is to provide attractive long-term total return with a conservative risk profile.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Beginning September 7, 2011, Growth Allocation will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold Fund shares as of September 7, 2011 may continue to purchase Fund shares until October 3, 2011. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on October 7, 2011, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

The Board of Trustees and Nuveen Strategy Funds, Inc. (the “Company”) has approved the reorganization of (a) Conservative Allocation into Nuveen Strategy Conservative Allocation Fund, a series of the Company, and (b) Moderate Allocation into Nuveen Strategy Balanced Allocation Fund, a series of the Company. Each of Conservative Allocation and Moderate Allocation is referred to as an “Acquired Fund” and each of Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Balanced Allocation Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in late November or early December 2011. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund in October 2011.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for an Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

38	Nuveen Investments

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values and securities and other assets for which market quotations are available, including non-affiliated Exchange Traded Funds (“ETFs”) in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	39

Notes to Financial Statements (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2011:

Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$153,879	$—	$—	$153,879
Equity Funds*	5,710,663	895,344	—	6,606,007
Fixed Income Funds	2,127,295	—	—	2,127,295
Total	$7,991,837	$895,344	$—	$8,887,181
Moderate Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$1,148,412	$—	$—	$1,148,412
Equity Funds*	24,987,397	4,013,432	—	29,000,829
Fixed Income Funds	23,995,141	—	—	23,995,141
Short-Term Investments	—	602,935	—	602,935
Total	$50,130,950	$4,616,367	$—	$54,747,317

40	Nuveen Investments

Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$992,467	$—	$—	$992,467
Equity Funds*	14,207,388	2,228,459	—	16,435,847
Fixed Income Funds	33,810,981	—	—	33,810,981
Short-Term Investments	—	1,006,271	—	1,006,271
Total	$49,010,836	$3,234,730	$—	$52,245,566

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Equity Funds classified as Level 2.

During the fiscal year ended June 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Fund Shares

Transactions in Fund shares were as follows:

	Growth Allocation
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	59,128	$1,386,476	12,451	$254,499
Class A – automatic conversion of Class B Shares	528	10,434	1,414	27,920
Class B	1,509	34,999	499	10,072
Class C	31,076	700,231	13,567	273,199
Class R3	1,136	26,702	119	2,510
Class I	41,485	978,012	63,274	1,306,921
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,441	33,484	1,616	33,497
Class B	258	5,916	286	5,851
Class C	1,674	38,416	1,954	40,044
Class R3	—	—	—	—
Class I	1,501	34,933	2,161	44,842
	139,736	3,249,603	97,341	1,999,355
Shares redeemed:
Class A	(18,523)	(423,906)	(48,956)	(992,985)
Class B	(3,056)	(68,400)	(3,013)	(60,608)
Class B – automatic conversion to Class A Shares	(537)	(10,434)	(1,437)	(27,920)
Class C	(39,791)	(892,467)	(48,532)	(990,208)
Class R3	(5,537)	(128,364)	—	—
Class I	(117,763)	(2,701,404)	(59,727)	(1,225,237)
	(185,207)	(4,224,975)	(161,665)	(3,296,958)
Net increase (decrease)	(45,471)	$(975,372)	(64,324)	$(1,297,603)

Nuveen Investments	41

Notes to Financial Statements (continued)

	Moderate Allocation
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	405,747	$9,750,433	320,824	$6,838,312
Class A – automatic conversion of Class B Shares	18,023	435,503	16,654	349,383
Class B	3,194	76,653	5,172	111,052
Class C	253,153	6,023,931	102,608	2,234,838
Class R3	20,005	476,687	—	—
Class I	164,414	3,899,594	294,986	6,466,408
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,456	515,151	24,846	539,393
Class B	951	22,900	1,900	41,374
Class C	2,445	58,884	2,149	46,866
Class R3	2	53	—	—
Class I	7,346	176,105	8,948	193,984
	896,736	21,435,894	778,087	16,821,610
Shares redeemed:
Class A	(325,759)	(7,880,813)	(285,652)	(6,155,361)
Class B	(31,431)	(736,904)	(36,986)	(790,891)
Class B – automatic conversion to Class A Shares	(18,018)	(435,503)	(16,668)	(349,383)
Class C	(82,621)	(1,988,780)	(51,008)	(1,094,056)
Class R3	(4,752)	(113,202)	—	—
Class I	(326,251)	(7,937,342)	(103,972)	(2,239,398)
	(788,832)	(19,092,544)	(494,286)	(10,629,089)
Net increase (decrease)	107,904	$2,343,350	283,801	$6,192,521

	Conservative Allocation
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	182,177	$4,399,756	64,709	$1,429,477
Class A – automatic conversion of Class B Shares	6,494	158,839	12,695	277,918
Class B	14,281	368,623	3,707	88,335
Class C	203,911	5,297,987	77,397	1,845,358
Class R3	578	13,559	—	—
Class I	71,583	1,664,038	62,604	1,370,231
Shares issued to shareholders due to reinvestment of distributions:
Class A	33,309	798,086	43,904	976,421
Class B	618	15,918	1,297	31,032
Class C	5,842	150,441	6,737	161,004
Class R3	—	—	—	—
Class I	1,540	35,883	734	15,831
	520,333	12,903,130	273,784	6,195,607
Shares redeemed:
Class A	(277,679)	(6,674,735)	(279,645)	(6,196,925)
Class B	(11,927)	(309,680)	(29,273)	(695,626)
Class B – automatic conversion to Class A Shares	(6,060)	(158,839)	(11,842)	(277,918)
Class C	(107,748)	(2,786,625)	(50,787)	(1,205,324)
Class R3	(5,212)	(123,190)	—	—
Class I	(58,791)	(1,382,868)	(28,076)	(606,419)
	(467,417)	(11,435,937)	(399,623)	(8,982,212)
Net increase (decrease)	52,916	$1,467,193	(125,839)	$(2,786,605)

42	Nuveen Investments

4. Investment Transactions

Purchases and sales (excluding short-term investments, when applicable) during the fiscal year ended June 30, 2011, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Purchases:
Affiliated investments	$7,340,000	$49,207,000	$40,654,000
Non-affiliated investments	448,118	4,592,145	5,167,846

Sales and maturities:
Affiliated investments	5,006,000	31,016,000	26,626,000
Non-affiliated investments	3,727,939	20,396,538	17,480,973

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Cost of investments	$8,484,428	$50,876,161	$49,085,097
Gross unrealized:
Appreciation	$517,362	$4,510,184	$3,370,368
Depreciation	(114,609)	(639,028)	(209,899)
Net unrealized appreciation (depreciation) of investments	$402,753	$3,871,156	$3,160,469

Permanent differences primarily due to reclassification of proceeds from the redemption of an underlying fund, that would be treated for tax purposes as ordinary income or return of capital, reclassification of litigation proceeds and tax reclassification of dividends from investment in regulated investment companies resulted in reclassifications among the Funds’ components of net assets at June 30, 2011, the Funds’ tax year end, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Capital paid-in	$—	$(1,233)	$(4)
Undistributed (Over-distribution of) net investment income	(384)	387,072	(18,598)
Accumulated net realized gain (loss)	384	(385,839)	18,602

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Funds’ tax year end, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Undistributed net ordinary income*	$82,430	$944,484	$1,142,487
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net ordinary income*	$157,033	$1,151,890	$1,401,296
Distributions from net long-term capital gains	—	—	—

2010	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net ordinary income*	$205,473	$1,151,421	$1,584,762
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	43

Notes to Financial Statements (continued)

At June 30, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Expiration:
June 30, 2016	$—	$—	$718,494
June 30, 2017	141,202	—	1,329,027
June 30, 2018	1,140,368	120,097	—
Total	$1,281,570	$120,097	$2,047,521

During the Fund’s tax year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Utilized capital loss carryforwards	$852,352	$3,353,361	$2,908,499

6. Management Fees and Other Transactions with Affiliates

The management fee for each Fund, payable monthly, is .15% of the average daily net assets of each Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into a sub-advisory agreement with NIS under which NIS manages the investment portfolios of the Funds. NIS is compensated for its sub-advisory services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Underlying Fund fees and expenses and extraordinary expenses) do not exceed the percentage of each Fund’s average daily net assets for each share class and for the time periods stated, as set forth in the following table:

	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Growth Allocation	.40%	October 31, 2011	.84%
Moderate Allocation	.29	October 31, 2011	N/A
Conservative Allocation	.37	October 31, 2011	N/A

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended June 30, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Sales charges collected (Unaudited)	$27,749	$125,940	$32,332
Paid to financial intermediaries (Unaudited)	24,774	110,401	28,403

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Commission advances (Unaudited)	$8,229	$26,519	$10,447

44	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
12b-1 fees retained (Unaudited)	$6,869	$44,565	$31,343

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2011, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
CDSC retained (Unaudited)	$1,045	$5,750	$3,128

7. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements (“repos”) and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	45

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

46	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

48	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Investment Solutions, Inc. (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the

50	Nuveen Investments

Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In addition, the Independent Board Members noted that previous changes to the investment strategies of the Funds limit somewhat the usefulness of reviewing the Funds’ past performance beyond recent periods. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Funds had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

The Independent Board Members recognized that the Funds operate as fund-of-funds and the fee and expense arrangement of a fund-of-funds structure differs from that of a traditional fund format. The Independent Board Members noted that, in light of their fund-of-funds structure, the Funds will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members reviewed, among other things, the gross and net management fees, the underlying fund expenses, and total expense ratio (including underlying fund expenses). In this regard, the Independent Board Members noted that the net management fee and total expense ratio of each Fund was below the peer average. In addition, the Independent Board Members considered that many of the underlying funds may be advised by the Advisor and sub-advised by an affiliated person of the Advisor. Accordingly, the Advisor and affiliated sub-advisors may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. The Independent Board Members also recognized that the Advisor and the Sub-Advisor to the Funds do not currently advise other fund-of-funds and, therefore, meaningful comparisons of fees for similar types of clients were not available. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based

52	Nuveen Investments

on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members generally review and consider the applicable fund-level breakpoints in the advisory fee schedules for the funds in the Nuveen fund complex that reduce advisory fees as asset levels increase. The Independent Board Members recognized, however, that the Funds do not have fund-level breakpoints given their unique structures.

In addition, pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The Funds, however, are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and of a complex-wide fee arrangement was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

The Conservative Allocation Composite Index: is an index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

The Growth Allocation Composite Index: is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average: represents the average annualized total return for all the reporting funds in the Lipper Mixed Asset Target Allocation Conservative Funds category. The Category contained 446 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

The Lipper Mixed-Asset Target Allocation Growth Funds Category Average: represents the average annualized total return for all reporting funds in the Lipper Mixed Asset Target Allocation Growth Funds category. The Category contained 551 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average: represents the average annualized total return for all reporting funds in the Lipper Mixed Asset Target Allocation Moderate Funds category. The Category contained 482 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

The Moderate Allocation Composite Index: is an index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

The S&P 500 Index: is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

54	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Investment Solutions, Inc.

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Growth Allocation Fund	0.00%	41.32%
Nuveen Moderate Allocation Fund	0.00%	13.03%
Nuveen Conservative Allocation Fund	0.00%	11.06%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-ALL0-0611P

Mutual Funds

Nuveen Equity Funds

Designed to provide capital appreciation and to enhance the risk/return profile of the domestic equity portion of the Nuveen Asset Allocation Funds.

Annual Report

June 30, 2011

Fund Name
Nuveen U.S. Equity Completeness Fund

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen U.S. Equity Completeness Fund features management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments. The Fund is managed by Keith Hembre, CFA, and Managing Director of Nuveen HydePark Group, LLC, and Nuveen Asset Management, LLC, also an affiliate of Nuveen Investments. We recently spoke with Keith about general market conditions, key investment strategies and the performance of the Fund for twelve-month period ended June 30, 2011.

How did the Fund perform during the twelve-months ended June 30, 2011?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the one-year and since inception periods ended June 30, 2011. The table also compares the Fund’s performance to a general market index. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the general market environment during the twelve-month reporting period?

The U.S. equity markets continued their solid appreciation during the year with the major large capitalization indices producing, double-digit gains for the period. The Russell 1000 Value and S&P 500 Indices have now appreciated over 90% from their March 2009 lows. While it still leaves those indices below their 2007 peak levels, bankruptcies and significant equity dilution for a multitude of corporations make those prior levels much more elevated than they may seem at first glance. Although current economic growth is positive and many companies continue to report better-than-expected earnings, very few of the structural imbalances facing the United States, or the global economy, have been addressed in a meaningful way.

The devastating earthquake/tsunami in Japan and political upheaval throughout the Middle East were dominant socio-political events during the year. Other major events impacting the markets included sovereign debt issuers (notably Greece), and discussions regarding the U. S. debt ceiling and the end of the Federal Reserve’s second quantitative easing initiative. Higher royalties/mineral taxes continue to be discussed globally. The debt of several European countries (Greece, Portugal) has been downgraded to below investment grade. While liquidity continues to be provided to these countries in exchange for agreeing to austerity measures, the ultimate capability to repay debts in full has not been determined.

What is the Fund’s investment strategy?

The Nuveen U.S. Equity Completeness Fund is designed to serve as an investment option for the Nuveen Asset Allocation Funds, helping them to offset the style risk that may exist

Nuveen Investments	5

between those Funds’ U.S. equity benchmark and the benchmarks of the Funds’ underlying equity managers.

The proprietary, risk-controlled HydePark wealth creation model continued to be used to manage the Fund during this period, as it has since the inception of the Fund. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio of the Fund’s holdings.

This investment process combines traditional, fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented — two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how we select stocks for the Fund.

The model evaluates all the securities contained in the benchmark portfolio (Russell 3000 Index) for possible inclusion in the Fund’s portfolio. The process will not consider a stock for possible inclusion if it is not contained in the Russell 3000 Index.

This process produces what HydePark believes is a well-diversified, efficient portfolio that attempts to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmark. The Fund’s portfolio typically contains a large number of holdings, with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolio is monitored daily with rebalances occurring quarterly.

How did this strategy influence performance?

Fund’s Class I Shares slightly underperformed the Russell 3000 Index during the reporting period.

The quantitative, risk-controlled process described above should, under normal circumstances, causes the Fund to track its benchmark portfolio closely, with value-added potential coming from our relative overweight or underweight of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights and underweights versus the index is, by definition, equal to zero. However, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund will sometimes overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

6	Nuveen Investments

Consistent with its general strategy, the Fund generally emphasized more cyclical and “value” style sectors during the period. Energy, materials, industrials, consumer discretionary, financials, telecom services and utilities were overweighted. These emphases were counterbalanced via underweights to consumer staples, health care and information technology. The consumer discretionary overweight that averaged +2.3% versus the benchmark was the largest single sector overweight; it contributed positively to the Fund’s relative performance versus the Index. The largest single underweight was in health care, where the Fund was, on average, 2.4% underweight versus the Index. Overall, sector weightings were a negative to the Fund’s index-relative performance.

Performance attributable to within-sector stock selections was a positive during the reporting period. Stock selections within the consumer discretionary sector had the largest positive impact; holdings within the health care and energy sectors were also a positive for the Fund. Selections within the financials sector stood out as detracting from the Fund’s return relative to the Index.

Subsequent to the reporting period, the Board of Trustees approved the liquidation of the Fund upon the redemption of all shares held by other funds invested in the Fund.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility.

Nuveen Investments	7

Fund Performance and Expense Ratios (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may only be purchased by the Nuveen Allocation Funds.

The expense ratios below reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen U.S. Equity Completeness Fund

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class I Shares	31.57%	1.91%
Russell 3000 Index**	32.37%	3.88%

Expense Ratios

Gross Expense Ratio	Net Expense Ratio
3.20%	.79%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.05% after October 31, 2011) of the average daily net assets. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 7/01/08;

**	Refer to the Glossary of Terms Used in this Report for definitions.

8	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	9

Holding Summaries (Unaudited) as of June 30, 2011

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen U.S. Equity Completeness Fund

Portfolio Allocation1

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	10.4%
Computers & Peripherals	4.2%
Semiconductors & Equipment	3.8%
Media	3.8%
Insurance	3.6%
Software	3.3%
IT Services	3.1%
Machinery	2.8%
Pharmaceuticals	2.8%
Commercial Banks	2.8%
Chemicals	2.7%
Specialty Retail	2.5%
Energy Equipment & Services	2.5%
Real Estate	2.5%
Health Care Providers & Services	2.4%
Hotels, Restaurants & Leisure	2.3%
Aerospace & Defense	2.3%
Capital Markets	2.2%
Communications Equipment	2.2%
Diversified Telecommunication Services	2.0%
Industrial Conglomerates	2.0%
Diversified Financial Services	2.0%
Food & Staples Retailing	1.8%
Metals & Mining	1.7%
Electric Utilities	1.7%
Health Care Equipment & Supplies	1.5%
Food Products	1.2%
Beverages	1.2%
Short-Term Investments	3.3%
Other	19.4%

Top Five Common Stock Holdings[2]
Exxon Mobil Corporation	3.4%
Apple, Inc.	2.6%
International Business Machines Corporation (IBM)	1.5%
Chevron Corporation	1.4%
General Electric Company	1.1%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of June 30, 2011. Holdings are subject to change.

10	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen U.S. Equity Completeness Fund

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,064.20	$1,020.93
Expenses Incurred During Period	$3.99	$3.91

Expenses are equal to the Fund’s annualized net expense ratio of .78% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

Nuveen Investments	11

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen U.S. Equity Completeness Fund (a series of the Nuveen Investment Trust, hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 26, 2011

12	Nuveen Investments

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund

June 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 2.3%

10	AAR Corporation	$271

50	Aerovironment, Inc.	1,768

10	Alliant Techsystems Inc.	713

210	Boeing Company	15,525

20	Ceradyne Inc.	780

80	Cubic Corporation	4,079

10	Digitalglobe Inc., (2)	254

40	Esterline Technologies Corporation, (2)	3,056

80	General Dynamics Corporation	5,962

30	GeoEye, Inc., (2)	1,122

10	Goodrich Corporation	955

50	Heico Corporation	2,737

120	Hexcel Corporation, (2)	2,627

480	Honeywell International Inc.	28,603

20	ITT Industries, Inc.	1,179

40	Kratos Defence & Security Solutions Inc.	486

70	L-3 Communications Holdings, Inc.	6,122

180	Lockheed Martin Corporation	14,575

50	Moog Inc., CLass A Shares, (2)	2,176

20	National Presto Industries Inc.	2,030

110	Northrop Grumman Corporation	7,629

30	Precision Castparts Corporation	4,940

90	Raytheon Company	4,487

80	Rockwell Collins, Inc.	4,935

20	Spirit AeroSystems Holdings Inc., (2)	440

70	Teledyne Technologies Inc., (2)	3,525

260	Textron Inc.	6,139

470	United Technologies Corporation	41,600
	Total Aerospace & Defense	168,715
	Air Freight & Logistics – 0.5%

40	Atlas Air Worldwide Holdings Inc.	2,380

40	C.H. Robinson Worldwide, Inc.	3,154

40	Expeditors International of Washington, Inc.	2,048

150	FedEx Corporation	14,228

10	Hub Group, Inc., (2)	377

200	United Parcel Service, Inc., Class B	14,586
	Total Air Freight & Logistics	36,773
	Airlines – 0.6%

10	Copa Holdings SA	667

1,290	Delta Air Lines, Inc., (2)	11,829

270	JetBlue Airways Corporation	1,647

50	Republic Airways Holdings, Inc., (2)	273

20	Skywest Inc.	301

280	Southwest Airlines Co.	3,198

960	United Continental Holdings Inc.	21,725
	Total Airlines	39,640

Nuveen Investments	13

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Auto Components – 0.8%

180	BorgWarner Inc., (2)	$14,542

840	Dana Holding Corporation, (2)	15,372

20	Dorman Products, Inc. (2)	792

220	Exide Technologies (2)	1,681

80	Fuel Systems Solutions, Inc.	1,996

280	Johnson Controls, Inc.	11,665

390	Spartan Motors, Inc.	2,106

110	Tenneco Inc.	4,848

60	TRW Automotive Holdings Corporation, (2)	3,542
	Total Auto Components	56,544
	Automobiles – 0.6%

2,510	Ford Motor Company, (2)	34,613

110	Harley-Davidson, Inc.	4,507

250	Winnebago Industries Inc.	2,415
	Total Automobiles	41,535
	Beverages – 1.2%

10	Boston Beer Company	896

140	Coca Cola Enterprises Inc.	4,085

750	Coca-Cola Company	50,468

40	Dr. Pepper Snapple Group	1,677

120	Molson Coors Brewing Company, Class B	5,369

360	PepsiCo, Inc.	25,355
	Total Beverages	87,850
	Biotechnology – 0.9%

80	Alexion Pharmaceuticals Inc., (2)	3,762

70	Alkermes Inc., (2)	1,302

350	Allos Therapeutics, Inc., (2)	749

70	Alnylam Pharmaceuticals, Inc., (2)	656

130	Amgen Inc., (2)	7,586

230	Amylin Pharmaceuticals Inc., (2)	3,073

40	Ardea Biosciences Inc., (2)	1,018

140	Ariad Pharmaceuticals, Inc.	1,586

90	ArQule Inc.	563

30	Biogen Idec Inc., (2)	3,208

90	BioMarin Pharmaceutical Inc., (2)	2,449

10	Biomimetic Therapeutics, Inc., (2)	51

10	Cephalon, Inc., (2)	799

110	Cepheid, Inc., (2)	3,810

70	Cubist Pharmaceuticals Inc., (2)	2,519

90	Emergent BioSolutions, Inc., (2)	2,030

180	Exelixis, Inc., (2)	1,613

60	Genomic Health, Inc.	1,675

110	Gilead Sciences, Inc., (2)	4,555

90	Halozyme Therapeutics, Inc.	622

120	Immunogen, Inc., (2)	1,463

14	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

80	Immunomedics, Inc.	$326

60	Incyte Pharmaceuticals Inc., (2)	1,136

150	Intermune, Inc., (2)	5,378

90	ISIS Pharmaceuticals, Inc., (2)	824

90	Keryx Biopharmaceuticals, Inc.	426

110	Micromet, Inc.	631

40	Myriad Genentics Inc., (2)	908

130	Novavax, Inc., (2)	263

80	NPS Pharmaceuticals, Inc.	756

50	Onyx Pharmaceuticals Inc., (2)	1,765

50	Rigel Pharmaceuticals, Inc., (2)	459

70	Seattle Genetics, Inc., (2)	1,436

80	SIGA Technologies, Inc., (2)	779

10	Targacept, Inc.	211

140	Theravance Inc., (2)	3,109

10	Vertex Pharmaceuticals Inc., (2)	520

130	ZIOPHARM Oncology, Inc.	796
	Total Biotechnology	64,812
	Building Products – 0.1%

90	Aaon, Inc.	1,966

80	Apogee Enterprises, Inc.	1,025

50	Gibraltar Industries Inc., (2)	566

10	Masco Corporation	120

30	Simpson Manufacturing Company Inc.	896

10	Smith AO Corporation	423

90	USG Corporation, (2)	1,291
	Total Building Products	6,287
	Capital Markets – 2.3%

20	Affiliated Managers Group Inc., (2)	2,029

690	American Capital Limited, (2)	6,852

240	Ameriprise Financial, Inc.	13,843

380	Bank of New York Company, Inc.	9,736

10	BlackRock Inc.	1,918

130	Charles Schwab Corporation	2,139

70	Cohen & Steers Inc.	2,321

30	Duff & Phelps Corporation, Class A	385

40	E*Trade Group Inc., (2)	552

10	Eaton Vance Corporation	302

20	Epoch Holding Corporation	357

70	Federated Investors Inc.	1,669

100	Franklin Resources, Inc.	13,129

200	GFI Group, Inc.	918

330	Goldman Sachs Group, Inc.	43,920

200	Invesco LTD	4,680

10	Investment Technology Group, (2)	140

Nuveen Investments	15

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Capital Markets (continued)

70	Janus Capital Group Inc.	$661

10	Jefferies Group, Inc.	204

190	Knight Trading Group Inc., (2)	2,094

20	Lazard Limited	742

20	Legg Mason, Inc.	655

40	Main Street Capital Corporation	758

1,070	Morgan Stanley	24,621

220	NGP Capital Resources Company	1,804

50	Northern Trust Corporation	2,298

120	OptionsXpress Holdings Inc., (2)	2,002

130	Pennantpark Investment Corporation	1,457

30	Piper Jaffray Companies, (2)	864

40	Raymond James Financial Inc.	1,286

100	SEI Investments Company	2,251

150	State Street Corporation	6,764

70	Stifel Financial Corporation, (2)	2,510

80	T. Rowe Price Group Inc.	4,827

50	Waddell & Reed Financial, Inc., Class A	1,818
	Total Capital Markets	162,506
	Chemicals – 2.8%

50	A Schulman, Inc.	1,260

160	Air Products & Chemicals Inc.	15,293

20	Airgas, Inc.	1,401

90	Albemarle Corporation	6,228

20	Arch Chemicals Inc.	689

60	Ashland Inc.	3,877

10	Balchem Corporation	438

80	Cabot Corporation	3,190

120	Celanese Corporation, Series A	6,397

30	CF Industries Holdings, Inc.	4,250

20	Cytec Industries, Inc.	1,144

300	Dow Chemical Company	10,800

630	E.I. Du Pont de Nemours and Company	34,052

10	Eastman Chemical Company	1,021

40	Ecolab Inc.	2,255

200	Ferro Corporation (2)	2,688

20	H.B. Fuller Company	488

130	Huntsman Corporation	2,451

30	International Flavors & Fragrances Inc.	1,927

10	Interpid Potash Inc., (2)	325

20	Koppers Holdings Inc.	759

50	LSB Industries Inc.	2,146

30	Lubrizol Corporation	4,028

10	Minerals Technologies Inc.	663

140	Monsanto Company	10,156

16	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

200	Mosaic Company	$13,546

20	NewMarket Corporation	3,414

70	Olin Corporation	1,586

50	OM Group Inc.	2,032

130	OMNOVA Solutions Inc., (2)	905

170	PolyOne Corporation, (2)	2,630

60	PPG Industries, Inc.	5,447

110	Praxair, Inc.	11,923

210	Rockwood Holdings Inc., (2)	11,611

280	Senomyx, Inc.	1,439

80	Sensient Technologies Corporation	2,966

30	Sherwin-Williams Company	2,516

70	Sigma-Aldrich Corporation	5,137

220	Solutia Inc., (2)	5,027

90	Valspar Corporation	3,245

100	WR Grace & Company, (2)	4,563

30	Zep Inc.	567

110	Zoltek Companies, Inc.	1,158
	Total Chemicals	197,638
	Commercial Banks – 2.9%

20	Ameris Bancorp.	177

50	Arrow Financial Corporation	1,224

30	BancFirst Corporation	1,158

40	Bank of Hawaii Corporation	1,861

30	Bank of the Ozarks, Inc.	1,562

210	BB&T Corporation	5,636

50	BOK Financial Corporation	2,739

160	Boston Private Financial Holdings Inc.	1,053

160	Cathay General Bancorp.	2,622

20	Chemical Financial Corporation	375

40	CIT Group Inc., (2)	1,770

40	City Holding Company	1,321

140	Comerica Incorporated	4,840

80	Commerce Bancshares Inc.	3,440

20	Community Bank System Inc.	496

20	Community Trust Bancorp, Inc.	554

150	Danvers Bancorp Inc.	3,266

360	East West Bancorp Inc.	7,276

260	F.N.B. Corporation PA	2,691

860	Fifth Third Bancorp.	10,965

300	First Busey Corporation	1,587

280	First Commonwealth Financial Corporation	1,607

110	First Financial Bancorp.	1,836

50	First Financial Bankshares, Inc.	1,723

310	First Horizon National Corporation, (2)	2,957

20	First Midwest Bancorp, Inc.	246

Nuveen Investments	17

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Commercial Banks (continued)

60	FirstMerit Corporation	$991

50	Great Southern Bancorp.	948

20	Hancock Holding Company	620

20	Home Bancshares, Inc.	473

330	Huntington BancShares Inc.	2,165

50	IberiaBank Corporation	2,882

20	Independent Bank Corporation	525

70	International Bancshares Corporation	1,171

30	Investors Bancorp, Inc.	426

500	KeyCorp.	4,165

250	Lakeland Bancorp, Inc.	2,495

10	M&T Bank Corporation	880

120	Marshall and Ilsley Corporation	956

50	MB Financial, Inc.	962

60	Nara Bancorp, Inc.	488

160	National Penn Bancshares, Inc.	1,269

100	NBT Bancorp, Inc.	2,213

90	Old National Bancorp.	972

30	Oriental Financial Group Inc.	387

40	Pinnacle Financial Partners, Inc., (2)	622

220	PNC Financial Services Group, Inc.	13,114

90	Prosperity Bancshares, Inc.	3,944

310	Regions Financial Corporation	1,922

30	S&T Bancorp, Inc.	558

20	Sandy Spring Bancorp, Inc.	360

10	SCBT Financial Corporation	287

60	Signature Bank, (2)	3,432

40	Simmons First National Corporation	1,026

100	StellarOne Corporation	1,211

10	Suffolk Bancorp.	140

120	SunTrust Banks, Inc.	3,096

220	Susquehanna Bancshs Inc.	1,760

30	SVB Financial Group, (2)	1,791

90	TCF Financial Corporation	1,242

50	Texas Capital BancShares, Inc., (2)	1,292

10	Tompkins Financial Corporation	392

80	Trustmark Corporation	1,873

520	U.S. Bancorp	13,265

40	UMB Financial Corporation	1,675

130	Umpqua Holdings Corporation	1,504

110	Union First Market Bankshares Corporation	1,340

50	United Bankshares, Inc.	1,224

100	Washington Trust Bancorp, Inc.	2,297

140	Webster Financial Corporation	2,943

1,440	Wells Fargo & Company	40,406

18	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

30	WesBanco, Inc.	$590

50	Westamerica Bancorp.	2,463

150	Western Alliance Bancorporation, (2)	1,065

40	Wintrust Financial Corporation	1,287

280	Zions Bancorporation	6,723
	Total Commercial Banks	204,814
	Commercial Services & Supplies – 0.8%

70	ABM Industries Inc.	1,634

60	Acco Brands Corporation	471

50	American Reprographics Co, (2)	354

70	Avery Dennison Corporation	2,704

80	Brinks Company	2,386

100	Cintas Corporation	3,303

10	Clean Harbors, Inc., (2)	1,033

20	Copart Inc., (2)	932

10	Corrections Corporation of America, (2)	217

10	Covanta Holding Corporation	165

180	Deluxe Corporation	4,448

130	EnergySolutions Inc.	642

170	Geo Group Inc., (2)	3,915

80	Healthcare Services Group, Inc.	1,300

120	HNI Corporation	3,014

120	Iron Mountain Inc.	4,091

100	Mine Safety Appliances Company	3,734

30	Mobile Mini, Inc.	636

60	R.R. Donnelley & Sons Company	1,177

50	Republic Services, Inc.	1,543

80	Stericycle Inc., (2)	7,130

70	Viad Corporation	1,560

310	Waste Management, Inc.	11,554
	Total Commercial Services & Supplies	57,943
	Communications Equipment – 2.3%

180	Acme Packet, Inc.	12,623

130	ADTRAN, Inc.	5,032

180	Aruba Networks, Inc., (2)	5,319

150	Aviat Networks Inc., (2)	591

20	Blue Coat Systems Inc., (2)	437

140	Ciena Corporation, (2)	2,573

840	Cisco Systems, Inc., (2)	13,112

60	Comtech Telecom Corporation, (2)	1,682

30	Digi International, Inc., (2)	390

80	EMS Tech Inc., (2)	2,638

10	Emulex Corporation, (2)	86

920	Extreme Networks Inc., (2)	2,981

120	F5 Networks, Inc., (2)	13,230

Nuveen Investments	19

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Communications Equipment (continued)

340	Finisar Corporation	$6,130

110	Harmonic Inc., (2)	795

50	Harris Corporation	2,253

140	Interdigital Inc., (2)	5,719

160	JDS Uniphase Corporation, (2)	2,666

220	Juniper Networks Inc., (2)	6,930

60	Motorola Solutions Inc.	2,762

130	Netgear, Inc., (2)	5,684

10	Oplink Communications, Inc., (2)	186

60	Plantronics Inc.	2,192

1,040	Powerwave Technologies Inc.	3,068

840	QUALCOMM, Inc.	47,704

350	Riverbed Technology, Inc., (2)	13,857

50	Symmetricom Inc., (2)	292

110	UTStarCom Holdings Corporation	172

10	ViaSat, Inc., (2)	433
	Total Communications Equipment	161,537
	Computers & Peripherals – 4.3%

550	Apple, Inc., (2)	184,619

110	Avid Technology Inc.	2,072

370	Cray, Inc.	2,368

810	Dell Inc., (2)	13,503

30	Electronics For Imaging, (2)	517

1,250	EMC Corporation, (2)	34,438

660	Hewlett-Packard Company	24,024

160	Hypercom Corporation	1,573

90	Intermec Inc, (2)	994

40	Intevac, Inc. (2)	408

120	Lexmark International, Inc., Class A, (2)	3,511

310	Network Appliance Inc., (2)	16,362

10	Novatel Wireless, (2)	55

30	Quantum Corporation, (2)	99

440	SanDisk Corporation, (2)	18,260

100	Seagate Technology, (2)	1,616

10	Stratasys, Inc., (2)	337

40	Synaptics, Inc., (2)	1,030

100	Western Digital Corporation, (2)	3,638

160	Xyratex Limited	1,642
	Total Computers & Peripherals	311,066
	Construction & Engineering – 0.2%

20	AECOM Technology Corporation, (2)	547

20	Chicago Bridge & Iron Company N.V., (2)	778

60	Emcor Group Inc., (2)	1,759

20	Fluor Corporation	1,293

80	Granite Construction Inc.	1,962

20	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering (continued)

130	Great Lakes Dredge & Dock Corporation	$725

20	Jacobs Engineering Group, Inc., (2)	865

50	KBR Inc.	1,885

20	Orion Marine Group Inc., (2)	188

20	Quanta Services Incorporated, (2)	404

130	URS Corporation, (2)	5,816
	Total Construction & Engineering	16,222
	Construction Materials – 0.0%

10	Texas Industries Inc.	416

10	Vulcan Materials Company	385
	Total Construction Materials	801
	Consumer Finance – 0.7%

350	Advance America Cash Advance Centers Inc	2,412

460	American Express Company	23,782

260	Capital One Financial Corporation	13,434

10	Credit Acceptance Corporation (2)	845

110	Discover Financial Services	2,943

70	EZCORP, Inc., (2)	2,490

10	First Cash Financial Services, Inc., (2)	420

110	SLM Corporation, (2)	1,849

20	World Acceptance Corporation	1,311
	Total Consumer Finance	49,486
	Containers & Packaging – 0.3%

60	Ball Corporation	2,308

170	Crown Holdings Inc., (2)	6,599

70	Rock-Tenn Company	4,644

100	Sonoco Products Company	3,554

110	Temple-Inland Inc.	3,271
	Total Containers & Packaging	20,376
	Distributors – 0.1%

20	Genuine Parts Company	1,088

140	Pool Corporation	4,173

10	Weyco Group, Inc.	246
	Total Distributors	5,507
	Diversified Consumer Services – 0.6%

20	American Public Education Inc., (2)	890

60	Apollo Group, Inc., (2)	2,621

70	Bridgepoint Education Inc., (2)	1,750

90	Career Education Corporation, (2)	1,904

170	Coinstar Inc., (2)	9,272

100	Corinthian Colleges Inc., (2)	426

310	H & R Block Inc.	4,972

40	ITT Educational Services, Inc., (2)	3,130

40	K12, Inc., (2)	1,326

120	Lincoln Educational Services Corporation, (2)	2,058

Nuveen Investments	21

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Diversified Consumer Services (continued)

90	Matthews International Corporation	$3,614

40	Prepaid Legal Svcs inc.	2,660

130	Regis Corporation	1,992

140	Sothebys Holdings Inc.	6,090
	Total Diversified Consumer Services	42,705
	Diversified Financial Services – 2.0%

4,750	Bank of America Corporation	52,060

600	Citigroup Inc.	24,984

20	CME Group, Inc.	5,832

80	Compass Diversified Trust	1,319

10	Intercontinental Exchange, Inc., (2)	1,247

890	JP Morgan Chase & Co.	36,437

60	Leucadia National Corporation, (2)	2,046

70	Moody’s Corporation	2,685

40	MSCI Inc., Class A Shares, (2)	1,507

290	Nasdaq Stock Market, Inc., (2)	7,337

190	New York Stock Exchange Euronext	6,511

150	PHH Corporation, (2)	3,078

10	PICO Holdings, Inc.	290
	Total Diversified Financial Services	145,333
	Diversified Telecommunication Services – 2.1%

30	Abovenet Communications, (2)	2,114

80	Alaska Communications Systems Group Inc.	710

2,510	AT&T Inc.	78,839

50	Atlantic Tele-Network, Inc.	1,918

30	Cbeyond Inc., (2)	397

190	CenturyLink Inc.	7,682

500	Cincinnati Bell Inc.	1,660

100	Cogent Communications Group, Inc., (2)	1,701

160	Frontier Communications Corporation	1,291

40	General Communication, Inc., (2)	483

50	TW Telecom Inc., (2)	1,027

1,300	Verizon Communications Inc.	48,399

360	Vonage Holdings Corporation	1,588
	Total Diversified Telecommunication Services	147,809
	Electric Utilities – 1.8%

30	ALLETE Inc	1,231

350	American Electric Power Company, Inc.	13,188

50	Central Vermont Public Service Corp.	1,808

80	Cleco Corporation	2,788

690	Duke Energy Corporation	12,993

290	Edison International	11,238

40	Entergy Corporation	2,731

290	Exelon Corporation	12,424

180	FirstEnergy Corp.	7,947

22	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

140	Hawaiian Electric Industries	$3,368

110	IDACORP, INC	4,345

20	ITC Holdings Corporation	1,435

160	NextEra Energy Inc.	9,194

230	Northeast Utilities	8,089

30	Otter Tail Power Corporation	633

40	Pepco Holdings, Inc.	785

120	Pinnacle West Capital Corporation	5,350

140	PNM Resources Inc.	2,344

140	Portland General Electric Company	3,539

80	PPL Corporation	2,226

60	Progress Energy, Inc.	2,881

270	Southern Company	10,903

60	UIL Holdings Corporation	1,941

80	Unisource Energy Corporation	2,986

20	Unitil Corp.	526
	Total Electric Utilities	126,893
	Electrical Equipment – 0.9%

60	Acuity Brands Inc.	3,347

60	Ametek Inc.	2,694

190	Belden Inc.	6,623

50	Brady Corporation	1,603

60	Cooper Industries Inc.	3,580

230	Emerson Electric Company	12,938

280	Ener1 Inc., (2)	308

30	Franklin Electric Company, Inc.	1,409

10	General Cable Corporation, (2)	426

490	GrafTech International Ltd., (2)	9,932

110	Hubbell Incorporated, Class B	7,145

120	II VI Inc., (2)	3,072

20	Powell Industries Inc.	730

50	Rockwell Automation, Inc.	4,338

30	Roper Industries Inc.	2,499

30	Vicor Corporation	485

50	Woodward Governor Company	1,743
	Total Electrical Equipment	62,872
	Electronic Equipment & Instruments – 1.0%

50	Amphenol Corporation, Class A	2,700

50	Anixter International Inc., (2)	3,267

90	Avnet Inc., (2)	2,869

60	AVX Group	914

70	Benchmark Electronics Inc.	1,155

10	Checkpoint Systems Inc., (2)	179

20	Cognex Corporation	709

90	Coherent Inc., (2)	4,974

Nuveen Investments	23

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

710	Corning Incorporated	$12,887

30	Electro Rent Corporation	514

90	FLIR Systems Inc., (2)	3,034

100	IPG Photonics Corporation	7,271

10	Itron Inc., (2)	482

50	Maxwell Technologies, Inc.	810

40	Measurement Specialties, Inc.	1,428

130	Mercury Computer Systems Inc.	2,428

60	Multi Fineline Electronix, Inc.	1,297

20	National Instruments Corporation	594

10	OSI Systems Inc., (2)	430

20	Plexus Corporation, (2)	696

400	Power One Inc, (2)	3,240

490	Pulse Electronics Corporation	2,166

20	Radisys Corporation	146

150	SMART Modular Technologies, Inc.	1,374

70	SYNNEX Corporation, (2)	2,219

60	Trimble Navigation Limited, (2)	2,378

320	TTM Technologies, Inc., (2)	5,126

90	Universal Display Corporation	3,158

350	Vishay Intertechnology Inc., (2)	5,264
	Total Electronic Equipment & Instruments	73,709
	Energy Equipment & Services – 2.6%

180	Baker Hughes Incorporated	13,061

70	Carbo Ceramics Inc.	11,407

140	Complete Production Services (2)	4,670

70	Cooper Cameron Corporation, (2)	3,520

60	Dawson Geophysical Company, (2)	2,049

80	Diamond Offshore Drilling, Inc.	5,633

30	Dril Quip Inc., (2)	2,035

90	FMC Technologies Inc., (2)	4,031

390	Global Industries, Limited, (2)	2,137

30	Gulfmark Offshore Inc.	1,326

410	Halliburton Company	20,910

20	Helmerich & Payne Inc.	1,322

140	Hornbeck Offshore Services Inc.	3,850

390	ION Geophysical Corporation, (2)	3,689

20	Key Energy Services Inc.	360

110	Lufkin Industries Inc.	9,466

30	Nabors Industries Inc., (2)	739

150	National-Oilwell Varco Inc.	11,732

100	Oceaneering International Inc., (2)	4,050

20	OYO Geospace Corporation	2,000

20	Patterson-UTI Energy, Inc.	632

20	PHI Inc Non-Voting, (2)	435

24	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

30	Pioneer Drilling Company, (2)	$457

200	Rowan Companies Inc., (2)	7,762

630	Schlumberger Limited	54,432

10	SeaCor Smit Inc., (2)	1,000

80	Tidewater Inc.	4,305

600	Weatherford International Ltd, (2)	11,250

10	Willbros Group Inc., (2)	85
	Total Energy Equipment & Services	188,345
	Food & Staples Retailing – 1.8%

60	BJ’s Wholesale Club, (2)	3,021

20	Casey’s General Stores, Inc.	880

150	Costco Wholesale Corporation	12,186

380	CVS Caremark Corporation	14,280

180	Ingles Markets, Inc.	2,979

120	Kroger Co.	2,976

40	Nash Finch Company	1,432

70	PriceSmart, Inc.	3,586

120	Ruddick Corporation	5,225

70	Safeway Inc.	1,636

160	Spartan Stores, Inc.	3,125

80	SUPERVALU INC.	753

250	Sysco Corporation	7,795

60	United Natural Foods Inc., (2)	2,560

720	Walgreen Co.	30,571

580	Wal-Mart Stores, Inc.	30,821

80	Weis Markets Inc.	3,258

60	Whole Foods Market, Inc., (2)	3,807

90	Winn-Dixie Stores Inc.	761
	Total Food & Staples Retailing	131,652
	Food Products – 1.2%

260	Archer-Daniels-Midland Company	7,839

20	Bunge Limited	1,379

110	Calavo Growers, Inc.	2,317

70	Cal-Maine Foods, Inc.	2,237

20	Campbell Soup Company	691

110	Chiquita Brands International Inc., (2)	1,432

180	ConAgra Foods, Inc.	4,646

20	Corn Products International, Inc.	1,106

150	Darling International Inc., (2)	2,655

140	Dean Foods Company, (2)	1,718

30	Flowers Foods Inc.	661

170	General Mills, Inc.	6,327

50	Green Mountain Coffee Inc., (2)	4,463

80	H.J. Heinz Company	4,262

20	Hain Celestial Group Inc., (2)	667

Nuveen Investments	25

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Food Products (continued)

100	Hershey Foods Corporation	$5,685

20	JM Smucker Company	1,529

70	Kellogg Company	3,872

400	Kraft Foods Inc.	14,092

20	Lancaster Colony Corporation	1,216

10	Limoneira Company	226

20	Mead Johnson Nutrition Company, Class A Shares	1,351

50	Ralcorp Holdings Inc., (2)	4,329

310	Sara Lee Corporation	5,887

50	Seneca Foods Corporation, (2)	1,279

80	Smart Balance Inc., (2)	414

50	Smithfield Foods, Inc., (2)	1,094

10	Snyders Lance Inc.	216

30	Treehouse Foods Inc., (2)	1,638

140	Tyson Foods, Inc., Class A	2,719
	Total Food Products	87,947
	Gas Utilities – 0.3%

70	Chesapeake Utilities Corporation	2,802

120	Laclede Group Inc.	4,540

10	New Jersey Resources Corporation	446

30	Nicor Inc.	1,642

10	Northwest Natural Gas Company	451

10	ONEOK, Inc.	740

30	Piedmont Natural Gas Company	908

350	Questar Corporation	6,199

30	Southwest Gas Corporation	1,158

20	WGL Holdings Inc.	770
	Total Gas Utilities	19,656
	Health Care Equipment & Supplies – 1.6%

20	Abaxis, Inc., (2)	545

60	Abiomed, Inc., (2)	972

60	Accuray, Inc., (2)	481

40	Align Technology, Inc., (2)	912

50	AngioDynamics, Inc., (2)	712

30	Arthrocare Corporation	1,004

150	Baxter International, Inc.	8,954

70	Becton, Dickinson and Company	6,032

80	Boston Scientific Corporation, (2)	553

30	C. R. Bard, Inc.	3,296

20	Cantel Medical Corporation	538

10	CareFusion Corporation, (2)	272

10	Conceptus Inc., (2)	117

160	Covidien PLC	8,517

60	Cyberonics, (2)	1,677

60	Delcath Systems, Inc., (2)	310

26	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

100	DENTSPLY International Inc.	$3,808

90	DexCom, Inc., (2)	1,304

50	Edwards Lifesciences Corporation, (2)	4,359

20	Gen-Probe, Inc., (2)	1,383

40	Greatbatch, Inc.	1,073

20	Haemonetics Corporation, (2)	1,287

20	Heartware International Inc., (2)	1,482

10	Hologic Inc., (2)	202

20	ICU Medical, Inc., (2)	874

50	Idexx Labs Inc., (2)	3,878

50	Immucor, Inc., (2)	1,021

30	Insulet Corporation, (2)	665

30	Integra Lifesciences Holdings Corporation, (2)	1,434

50	Invacare Corporation	1,660

50	Kinetic Concepts Inc., (2)	2,882

30	Mako Surgical Corporation, (2)	892

40	Masimo Corporation	1,187

270	Medtronic, Inc.	10,403

30	Meridian Bioscience, Inc.	723

20	Merit Medical Systems, Inc., (2)	359

40	Natus Medical, Inc., (2)	606

30	Neogen Corporation, (2)	1,356

30	NuVasive, Inc., (2)	986

20	Nxstage Medical, Inc., (2)	416

40	Orthofix International NV, (2)	1,699

80	Palomar Medical Technologies, Inc.	902

170	Saint Jude Medical Inc., (2)	8,106

10	SonoSite, Inc., (2)	352

200	STAAR Surgical Company	1,060

50	Steris Corporation	1,749

110	Stryker Corporation	6,456

160	Syneron Medical Limited	1,941

60	Synovis Life Technologies, Inc.	1,045

20	Unilife Corporation	104

30	Varian Medical Systems, Inc., (2)	2,101

110	Volcano Corporation, (2)	3,552

40	West Pharmaceutical Services Inc.	1,750

40	Wright Medical Group, Inc., (2)	600

20	Zimmer Holdings, Inc., (2)	1,264

40	Zoll Medical Corporation, (2)	2,266
	Total Health Care Equipment & Supplies	114,079
	Health Care Providers & Services – 2.4%

80	Aetna Inc.	3,527

30	Air Methods Corporation, (2)	2,242

50	Amedisys, Inc., (2)	1,332

Nuveen Investments	27

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

110	AmericGroup Corporation, (2)	$7,752

230	AmerisourceBergen Corporation	9,522

80	AMN Healthcare Services Inc.	666

10	Bio-Reference Laboratories, Inc., (2)	209

210	Capital Senior Living Corporation	1,951

140	Cardinal Health, Inc.	6,359

30	Catalyst Health Soltuions Inc., (2)	1,675

70	Centene Corporation, (2)	2,487

30	Chemed Corporation	1,966

130	Chindex International, Inc.	1,771

50	CIGNA Corporation	2,572

70	Community Health Systems, Inc., (2)	1,798

10	Corvel Corporation	469

50	Coventry Health Care, Inc., (2)	1,824

30	Cross Country Healthcare, Inc., (2)	228

40	Davita Inc., (2)	3,464

30	Ensign Group Inc.	912

50	Express Scripts, Inc., (2)	2,699

350	Five Star Quality Care Inc.	2,034

30	Gentiva Health Services, Inc., (2)	625

40	Health Management Associates Inc., (2)	431

20	Health Net Inc., (2)	642

160	HealthSouth Corporation, (2)	4,200

150	HealthSpring, Inc., (2)	6,917

30	Healthways Inc.	455

30	Henry Schein Inc., (2)	2,148

40	HMS Holdings Corporation, (2)	3,075

60	Humana Inc., (2)	4,832

100	Kindred Healthcare Inc., (2)	2,147

40	Laboratory Corporation of America Holdings, (2)	3,872

10	Landauer Inc.	616

10	LHC Group, Inc.	231

40	Lincare Holdings	1,171

50	Magellan Health Services, Inc., (2)	2,737

120	McKesson HBOC Inc.	10,038

60	Medax Inc., (2)	4,331

60	Medco Health Solutions, Inc., (2)	3,391

70	Molina Healthcare Inc.	1,898

20	MWI Veterinary Supply, Inc.	1,615

20	Omnicare, Inc.	638

70	Owens and Minor Inc.	2,414

40	Patterson Companies, Inc.	1,316

200	Providence Service Corporation	2,530

50	PSS World Medical Inc., (2)	1,401

50	Quest Diagnostics Incorporated	2,955

28	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

230	Select Medical Corporation, (2)	$2,040

80	Triple-S Management Corporation, Class B Shares	1,738

380	UnitedHealth Group Incorporated	19,600

120	Universal Health Services, Inc., Class B	6,184

140	VCA Antech, Inc., (2)	2,968

180	Wellcare Health Plans Inc., (2)	9,254

110	Wellpoint Inc., (2)	8,665
	Total Health Care Providers & Services	174,534
	Health Care Technology – 0.1%

50	Allscripts Healthcare Solutions Inc., (2)	971

20	AthenaHealth Inc., (2)	822

20	Cerner Corporation, (2)	1,222

10	Computer Programs and Systems, Inc.	635

60	Medidata Solutions, Inc.	1,432

40	Omnicell, Inc., (2)	624

20	Quality Systems Inc.	1,746
	Total Health Care Technology	7,452
	Hotels, Restaurants & Leisure – 2.4%

10	Ambassadors Group, Inc.	88

30	Bally Technologies, Inc., (2)	1,220

10	BJ’s Restaurants, Inc.	524

20	Bob Evans Farms	699

40	Boyd Gaming Corporation	348

170	Brinker International Inc.	4,158

210	Carnival Corporation, ADR	7,902

100	CBRL Group Inc.	4,931

10	CEC Entertainment Inc., (2)	401

120	Cheesecake Factory Inc., (2)	3,764

20	Chipotle Mexican Grill, (2)	6,164

70	Darden Restaurants, Inc.	3,483

750	Denny’s Corporation	2,910

50	Gaylord Entertainment Company (2)	1,500

10	Jack in the Box Inc., (2)	228

60	Krispy Kreme Doughnuts Inc., (2)	571

690	Las Vegas Sands, (2)	29,125

80	Life Time Fitness Inc., (2)	3,193

80	Marriott International, Inc., Class A	2,839

400	McDonald’s Corporation	33,728

10	P.F. Changs China Bistro, Inc.	402

30	Panera Bread Company, (2)	3,770

10	Papa John’s International, Inc., (2)	333

20	Peets Coffee and Tea Inc., (2)	1,154

210	Penn National Gaming, Inc., (2)	8,471

60	Red Robin Gourmet Burgers, Inc., (2)	2,183

20	Sonic Corporation, (2)	213

Nuveen Investments	29

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

240	Starbucks Corporation	$9,478

70	Starwood Hotels & Resorts Worldwide, Inc.	3,923

20	Texas Roadhouse, Inc.	351

30	Vail Resorts, Inc.	1,387

150	Wyndham Worldwide Corporation	5,048

40	Wynn Resorts Ltd	5,742

360	YUM! Brands, Inc.	19,886
	Total Hotels, Restaurants & Leisure	170,117
	Household Durables – 0.5%

450	Beazer Homes USA, Inc., (2)	1,526

10	D.R. Horton, Inc.	115

120	Fortune Brands Inc.	7,652

130	Garmin Limited	4,294

80	Helen of Troy Limited, (2)	2,762

530	Hovnanian Enterprises Inc., (2)	1,277

70	Irobot Corporation	2,470

10	Jarden Corporation	345

70	La Z Boy Inc., (2)	691

50	Leggett and Platt Inc.	1,219

110	Meritage Corporation, (2)	2,482

70	Mohawk Industries Inc., (2)	4,199

90	Newell Rubbermaid Inc.	1,420

10	Ryland Group Inc.	165

20	Toll Brothers Inc., (2)	415

50	Univeral Electronics Inc., (2)	1,263

60	Whirlpool Corporation	4,879
	Total Household Durables	37,174
	Household Products – 0.9%

70	Church & Dwight Company Inc.	2,838

80	Clorox Company	5,395

80	Colgate-Palmolive Company	6,993

10	Energizer Holdings Inc., (2)	724

150	Kimberly-Clark Corporation	9,984

560	Procter & Gamble Company	35,599

50	Spectrum Brands Inc.	1,600
	Total Household Products	63,133
	Independent Power Producers & Energy Traders – 0.2%

320	AES Corporation, (2)	4,077

180	Calpine Corporation, (2)	2,903

110	Constellation Energy Group	4,176

200	GenOn Energy Inc.	772

60	NRG Energy Inc., (2)	1,475
	Total Independent Power Producers & Energy Traders	13,403
	Industrial Conglomerates – 2.1%

330	3M Co.	31,301

340	Danaher Corporation	18,017

30	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

4,190	General Electric Company	$79,023

380	Tyco International Ltd.	18,783
	Total Industrial Conglomerates	147,124
	Insurance – 3.8%

170	Ace Limited	11,189

380	AFLAC Incorporated	17,738

250	Allstate Corporation	7,633

80	Alterra Capital Holdings Limited	1,784

40	American International Group, (2)	1,173

10	American National Insurance Company	775

30	Amerisafe, Inc., (2)	679

160	Amtrust Financial Services, Inc.	3,645

70	Aon Corporation	3,591

30	Arch Capital Group Limited, (2)	958

100	Argo Group International Holdings Inc.	2,972

30	Assurant Inc.	1,088

30	Assured Guaranty Limited	489

190	Axis Capital Holdings Limited	5,882

350	Berkshire Hathaway Inc., Class B, (2)	27,087

140	Chubb Corporation	8,765

30	Cincinnati Financial Corporation	875

710	CNO Financial Group Inc., (2)	5,616

80	Delphi Financial Group, Inc.	2,337

100	eHealth, Inc.	1,336

110	Employers Holdings, Inc.	1,845

20	Endurance Specialty Holdings Limited	827

20	Enstar Group, Limited	2,090

20	Erie Indemnity Company	1,414

10	Everest Reinsurance Group Ltd	818

180	Fidelity National Title Group Inc., Class A	2,833

100	First American Corporation	1,565

30	FPIC Insurance Group Inc.	1,250

120	Genworth Financial Inc., Class A, (2)	1,234

20	Global Indemnity PLC	444

440	Hartford Financial Services Group, Inc.	11,603

50	HCC Insurance Holdings Inc.	1,575

320	Lincoln National Corporation	9,117

260	Loews Corporation	10,943

10	Markel Corporation, (2)	3,968

180	Marsh & McLennan Companies, Inc.	5,614

70	Meadowbrook Insurance Group, Inc.	694

10	Mercury General Corporation	395

460	MetLife, Inc.	20,180

180	Montpelier Re Holdings Limited	3,240

10	National Western Life Insurance Company	1,595

Nuveen Investments	31

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Insurance (continued)

20	Navigators Group, Inc.	$940

20	Old Republic International Corporation	235

40	PartnerRe Limited	2,754

40	Platinum Underwriters Holdings Limited	1,330

30	Primerica Inc.	659

320	Principal Financial Group, Inc.	9,734

30	ProAssurance Corporation, (2)	2,100

110	Progressive Corporation	2,352

290	Prudential Financial, Inc.	18,441

20	RenaisasnceRE Holdings, Limited	1,399

20	RLI Corporation	1,238

80	Seabright Insurance Holdings Inc.	792

120	Selective Insurance Group Inc.	1,952

80	StanCorp Financial Group Inc.	3,375

20	Torchmark Corporation	1,283

70	Tower Group Inc.	1,667

20	Transatlantic Holdings Inc.	980

260	Travelers Companies, Inc.	15,179

120	Unitrin, Inc.	3,560

130	Unum Group	3,312

160	WR Berkley Corporation	5,190

160	XL Capital Ltd, Class A	3,517
	Total Insurance	270,845
	Internet & Catalog Retail – 0.7%

120	Amazon.com, Inc., (2)	24,539

70	Expedia, Inc.	2,029

100	Liberty Media Holding Corporation Interactive, Class A, (2)	1,677

20	NetFlix.com Inc., (2)	5,254

90	Overstock.com, Inc., (2)	1,370

20	Priceline.com Incorporated, (2)	10,239

110	Shutterfly, Inc., (2)	6,316
	Total Internet & Catalog Retail	51,424
	Internet Software & Services – 1.2%

30	Akamai Technologies, Inc., (2)	944

30	Constant Contact Inc.	761

20	Digital River, Inc., (2)	643

330	Earthlink, Inc.	2,539

330	eBay Inc., (2)	10,649

70	Google Inc., Class A, (2)	35,447

110	IAC/InterActiveCorp., (2)	4,199

50	j2 Global Communications, Inc., (2)	1,412

30	Open Solutions Inc.	2,494

50	Perficient, Inc.	513

20	QuinStreet, Inc.	260

140	Rackspace Hosting Inc., (2)	5,984

32	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services (continued)

120	Saba Software, Inc.	$1,084

80	Savvis Inc.	3,162

30	Travelzoo Inc.	1,939

310	United Online, Inc.	1,869

280	ValueClick, Inc., (2)	4,648

300	Yahoo! Inc., (2)	4,512
	Total Internet Software & Services	83,059
	IT Services – 3.2%

240	Accenture Limited	14,501

170	Acxiom Corporation, (2)	2,229

20	Alliance Data Systems Corporation, (2)	1,881

100	Amdocs Limited, (2)	3,039

140	Automatic Data Processing, Inc.	7,375

50	CACI International Inc., (2)	3,154

40	Cardtronics Inc., (2)	938

100	Cognizant Technology Solutions Corporation, Class A, (2)	7,334

160	Computer Sciences Corporation	6,074

40	Convergys Corporation, (2)	546

50	Euronet Worldwide, Inc., (2)	771

60	Exlservice Holdings, Inc., (2)	1,386

220	Fidelity National Information Services	6,774

60	Fiserv, Inc., (2)	3,758

10	Global Payments Inc.	510

140	Henry Jack and Associates Inc.	4,201

160	IGATE Corporation	2,611

620	International Business Machines Corporation (IBM)	106,361

80	Lender Processing Services Inc.	1,673

260	Lionbridge Technologies, Inc.	827

30	ManTech International Corporation, Class A, (2)	1,333

20	MasterCard, Inc.	6,027

30	Maximus Inc.	2,482

60	Paychex, Inc.	1,843

50	SAIC, Inc., (2)	841

100	Sapient Corporation	1,503

90	SRA International, Inc., (2)	2,783

50	Teradata Corporation, (2)	3,010

180	Unisys Corporation, (2)	4,626

200	VeriFone Holdings Inc., (2)	8,870

30	Virtusa Corporation	569

100	Visa Inc.	8,426

320	Western Union Company	6,410

60	Wright Express Corporation, (2)	3,124
	Total IT Services	227,790
	Leisure Equipment & Products – 0.3%

140	Brunswick Corporation	2,856

Nuveen Investments	33

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Leisure Equipment & Products (continued)

80	Hasbro, Inc.	$3,514

10	LeapFrog Enterprises Inc.	42

140	Mattel, Inc.	3,849

110	Polaris Industries Inc.	12,229
	Total Leisure Equipment & Products	22,490
	Life Sciences Tools & Services – 0.4%

330	Affymetrix, Inc., (2)	2,617

70	Agilent Technologies, Inc., (2)	3,578

30	Caliper Life Sciences, Inc.	243

50	eResearch Technology, Inc., (2)	319

50	Illumina Inc., (2)	3,758

30	Life Technologies Corporation, (2)	1,562

30	Mettler-Toledo International Inc., (2)	5,060

50	Pacific Biosciences of California Inc.	585

10	Parexel International Corporation	236

80	Perkinelmer Inc.	2,153

50	Pharmaceutical Product Development Inc.	1,342

60	Thermo Fisher Scientific, Inc., (2)	3,863

20	Waters Corporation, (2)	1,915
	Total Life Sciences Tools & Services	27,231
	Machinery – 2.9%

70	3D Systems Corporation	1,380

20	Albany International Corporation, Class A	528

100	Altra Industrial Motion, Inc.	2,399

10	Ampco-Pittsburgh Corporation	235

10	Astecx Industries Inc.	370

10	Barnes Group Inc.	248

170	Blount International Inc.	2,970

120	Briggs & Stratton Corporation	2,383

30	Bucyrus International, Inc.	2,750

350	Caterpillar Inc.	37,261

80	Chart Industries, Inc., (2)	4,318

80	CLARCOR, Inc.	3,782

70	Colfax Corporation	1,736

110	Cummins Inc.	11,384

340	Deere & Company	28,033

90	Dover Corporation	6,102

220	Eaton Corporation	11,319

40	EnPro Industries Inc., (2)	1,923

50	ESCO Technologies Inc.	1,840

20	Flowserve Corporation	2,198

50	Force Protection, Inc.	248

60	Gardner Denver, Inc.	5,043

50	Greenbrier Companies Inc., (2)	988

10	Harsco Corporation	326

34	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

170	Illinois Tool Works, Inc.	$9,603

20	Ingersoll Rand Company Limited, Class A	908

50	Joy Global Inc.	4,762

30	Kadant Inc.	945

30	Kennametal Inc.	1,266

10	Meritor Inc.	160

30	Middleby Corporation, (2)	2,821

30	Mueller Water Products Inc.	119

30	Navistar International Corporation, (2)	1,694

120	Nordson Corporation	6,582

130	PACCAR Inc.	6,642

40	Pall Corporation	2,249

150	Parker Hannifin Corporation	13,461

20	Peerless Manufacturing Company	397

110	Pentair, Inc.	4,440

10	Robbins & Myers, Inc.	529

60	Stanley Black & Decker Inc.	4,323

10	Tennant Company	399

50	Terex Corporation, (2)	1,423

40	Timken Company	2,016

80	Titan International Inc.	1,941

20	TriMas Corporation	495

140	Trinity Industries Inc.	4,883

520	Wabash National Corporation	4,872

20	WABCO Holdings Inc., (2)	1,381

40	Wabtec Corporation	2,629
	Total Machinery	210,704
	Media – 3.9%

100	Arbitron Inc.	4,133

100	Belo Corp.	753

490	Cablevision Systems Corporation	17,743

330	CBS Corporation, Class B	9,402

2,180	Comcast Corporation, Class A	55,241

290	DIRECTV Group, Inc., (2)	14,738

80	Discovery Communications inc., Class A Shares, (2)	3,277

10	Dreamworks Animation SKG Inc., (2)	201

90	Entercom Communications Corporation	781

50	Global Sources, Limited	460

210	Harte-Hanks Inc.	1,705

330	Interpublic Group Companies, Inc., (2)	4,125

20	Knology, Inc., (2)	297

60	Liberty Global Inc, A Shares, (2)	2,702

70	Lions Gate Entertainment Corporation, Equity	463

150	McGraw-Hill Companies, Inc.	6,287

70	National CineMedia, Inc.	1,184

Nuveen Investments	35

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Media (continued)

260	New York Times, Class A, (2)	$2,267

1,800	News Corporation, Class A	31,860

170	Omnicom Group, Inc.	8,187

10	Regal Entertainment Group, Class A	124

50	Rentrak Corporation	887

80	Scripps Networks Interactive, Class A Shares	3,910

40	Sinclair Broadcast Group, Series A	439

300	Thomson Corporation	11,268

390	Time Warner Cable, Class A	30,436

630	Time Warner Inc.	22,913

140	Vallassis Communications Inc., (2)	4,242

240	Viacom Inc., Class B	12,240

60	Virgin Media, Inc.	1,796

650	Walt Disney Company	25,376
	Total Media	279,437
	Metals & Mining – 1.8%

680	Alcoa Inc.	10,785

80	Allegheny Technologies, Inc.	5,078

150	Allied Nevada Gold Corporation, (2)	5,306

70	AM Castle & Co, (2)	1,163

20	AMCOL International Corp.	763

10	Century Aluminum Company, (2)	157

110	Cliffs Natural Resources Inc.	10,170

200	Coeur d’Alene Mines Corporation, (2)	4,852

20	Compass Minerals International, Inc.	1,721

760	Freeport-McMoRan Copper & Gold, Inc.	40,204

310	General Moly, Inc.	1,383

290	Golden Star Resources Ltd	638

400	Hecla Mining Company, (2)	3,076

150	Horsehead Holding Corp., (2)	1,998

60	Molycorp Inc.	3,664

290	Newmont Mining Corporation	15,651

120	Nucor Corporation	4,946

70	Reliance Steel & Aluminum Company	3,476

80	Southern Copper Corporation	2,630

30	Steel Dynamics Inc.	488

110	Titanium Metals Corporation, (2)	2,015

40	United States Steel Corporation	1,842

60	Universal Stainless & Alloy Products, Inc.	2,806

100	US Gold Corporation, (2)	603

10	Walter Industries Inc.	1,158

140	Worthington Industries, Inc.	3,234
	Total Metals & Mining	129,807
	Multiline Retail – 1.0%

320	Dillard’s, Inc., Class A	16,685

36	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail (continued)

130	Dollar Tree Stores Inc., (2)	$8,661

70	Family Dollar Stores, Inc.	3,679

150	J.C. Penney Company, Inc.	5,181

110	Kohl’s Corporation, (2)	5,501

290	Macy’s, Inc.	8,480

130	Nordstrom, Inc.	6,102

300	Saks Inc., (2)	3,351

330	Target Corporation	15,480
	Total Multiline Retail	73,120
	Multi-Utilities – 1.1%

50	Alliant Energy Corporation	2,033

110	Ameren Corporation	3,172

20	Avista Corporation	514

10	Black Hills Corporation	301

220	CenterPoint Energy, Inc.	4,257

50	CH Energy Group Inc.	2,663

350	CMS Energy Corporation	6,892

50	Consolidated Edison, Inc.	2,662

180	Dominion Resources, Inc.	8,689

200	DTE Energy Company	10,004

10	Integrys Energy Group, Inc.	518

40	MDU Resources Group Inc.	900

120	NiSource Inc.	2,430

20	NSTAR	920

40	OGE Energy Corp.	2,013

150	PG&E Corporation	6,305

180	Public Service Enterprise Group Incorporated	5,875

20	Scana Corporation	787

50	Sempra Energy	2,644

40	TECO Energy, Inc.	756

10	Vectren Corporation	279

190	Wisconsin Energy Corporation	5,957

370	Xcel Energy, Inc.	8,991
	Total Multi-Utilities	79,562
	Office Electronics – 0.0%

210	Xerox Corporation	2,186
	Oil, Gas & Consumable Fuels – 10.8%

280	Anadarko Petroleum Corporation	21,493

130	Apache Corporation	16,041

110	Arch Coal Inc.	2,933

250	Berry Petroleum Company	13,283

90	Bill Barrett Corporation, (2)	4,172

500	Brigham Exploration Company, (2)	14,965

10	Cabot Oil & Gas Corporation	663

60	Carrizo Oil & Gas, Inc., (2)	2,505

Nuveen Investments	37

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

650	Cheniere Energy Inc.	$5,954

470	Chesapeake Energy Corporation	13,954

990	Chevron Corporation	101,812

70	Cimarex Energy Company	6,294

10	Cobalt International Energy, Inc., (2)	136

70	Concho Resources Inc., (2)	6,430

980	ConocoPhillips	73,686

50	CONSOL Energy Inc.	2,424

20	Continental Resources Inc., (2)	1,298

260	Crosstex Energy, Inc., (2)	3,094

420	Denbury Resources Inc., (2)	8,400

160	Devon Energy Corporation	12,610

460	El Paso Corporation	9,292

100	Energen Corporation	5,650

130	Energy Partners Limited	1,925

160	Energy XXI Limited Bermuda	5,315

80	EOG Resources, Inc.	8,364

50	EQT Corporation	2,626

40	Exco Resources Inc.	706

2,990	Exxon Mobil Corporation	243,257

150	Frontline Limited	2,211

50	GeoResources, Inc.	1,125

140	Hess Corporation	10,466

960	Kodiak Oil & Gas Corporation	5,539

450	Marathon Oil Corporation	23,706

20	McMoran Exploration Corporation, (2)	370

70	Murphy Oil Corporation	4,596

30	Newfield Exploration Company, (2)	2,041

20	Noble Energy, Inc.	1,793

80	Nordic American Tanker Shipping Ltd	1,819

150	Northern Oil and Gas Inc., (2)	3,323

100	Oasis Petroleum Inc.	2,968

300	Occidental Petroleum Corporation	31,212

50	Overseas Shipholding Group Inc.	1,347

50	Panhandle Oil and Gas Inc.	1,475

10	Patriot Coal Corporation, (2)	223

50	Peabody Energy Corporation	2,946

110	Penn Virginia Corporation	1,453

30	Pertoleum Development Corporation, (2)	897

50	Petrohawk Energy Corporation, (2)	1,234

270	Petroquest Energy Inc., (2)	1,895

20	Pioneer Natural Resources Company	1,791

10	Plains Exploration & Production Company, (2)	381

20	QEP Resources Inc., (2)	837

60	Quicksilver Resources Inc., (2)	886

38	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

60	Range Resources Corporation	$3,330

110	Rosetta Resources, Inc., (2)	5,669

520	SandRidge Energy Inc., (2)	5,543

30	Ship Financial International Limited	541

20	SM Energy Company	1,470

10	Southwestern Energy Company, (2)	429

430	Spectra Energy Corporation	11,786

130	Stone Energy Corporation, (2)	3,951

110	Sunoco, Inc.	4,588

60	Swift Energy Company, (2)	2,236

200	Teekay Tankers Limited, Class A Shares	1,880

170	Tesoro Corporation	3,895

50	TransAtlantic Petroleum Limited	85

30	Ultra Petroleum Corporation, (2)	1,374

740	Uranium Energy Corporation	2,264

290	Vaalco Energy Inc.	1,746

200	Valero Energy Corporation	5,114

40	Venoco Inc.	510

680	Warren Resources Inc., (2)	2,591

200	Western Refining Inc.	3,614

10	Whiting Petroleum Corporation, (2)	569

260	Williams Companies, Inc.	7,865

120	World Fuel Services Corporation	4,312
	Total Oil, Gas & Consumable Fuels	771,178
	Paper & Forest Products – 0.3%

40	Clearwater Paper Corporation	2,731

20	Deltic Timber Corporation	1,074

520	International Paper Company	15,506

110	Louisiana-Pacific Corporation, (2)	895

40	MeadWestvaco Corporation	1,332

120	Neenah Paper, Inc.	2,554
	Total Paper & Forest Products	24,092
	Personal Products – 0.1%

120	Avon Products, Inc.	3,360

40	Estee Lauder Companies Inc., Class A	4,208

30	Herbalife, Limited	1,729

20	Inter Parfums, Inc.	461

30	USANA Health Sciences, Inc.	938
	Total Personal Products	10,696
	Pharmaceuticals – 2.9%

390	Abbott Laboratories	20,522

240	Akorn, Inc.	1,680

120	Allergan, Inc.	9,990

440	Avanir Pharmaceuticals	1,478

390	Bristol-Myers Squibb Company	11,294

Nuveen Investments	39

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Pharmaceuticals (continued)

70	Cadence Pharmaceuticals, Inc.	$644

120	DepoMed, Inc. (2)	982

330	Durect Corporation	670

660	Eli Lilly and Company	24,770

140	Forest Laboratories, Inc., (2)	5,508

720	Johnson & Johnson	47,894

110	Medicines Company	1,816

690	Merck & Company Inc.	24,350

200	Mylan Laboratories Inc., (2)	4,934

10	Nektar Therapautics, (2)	73

10	Obagi Medical Products, Inc.	94

130	Optimer Pharmaceuticals, Inc., (2)	1,546

40	Pain Therapeutics, Inc., (2)	155

20	Par Pharmaceuticals Inc., (2)	660

50	Perrigo Company	4,394

1,620	Pfizer Inc.	33,372

370	Questcor Pharmaceuticals Inc.	8,917

120	ViroPharma, Inc., (2)	2,220

280	Vivus, Inc., (2)	2,279
	Total Pharmaceuticals	210,242
	Professional Services – 0.4%

80	Acacia Research, (2)	2,935

80	Corporate Executive Board Company	3,492

30	CoStar Group, Inc., (2)	1,778

50	Dun and Bradstreet Inc.	3,777

40	Exponent, Inc.	1,740

10	FTI Consulting Inc., (2)	379

20	Huron Consulting Group, Inc.	604

20	IHS Inc., (2)	1,668

70	Insperity Inc.	2,073

20	KForce Inc.	262

160	Korn Ferry International, (2)	3,518

10	Manpower Inc.	537

160	On Assignment, Inc.	1,573

50	Resources Connection, Inc., (2)	602

30	Robert Half International Inc.	811

90	SFN Group, (2)	818

20	The Advisory Board Company, (2)	1,158
	Total Professional Services	27,725
	Real Estate Investment Trust – 2.5%

70	Agree Realty Corporation	1,563

40	American Campus Communities Inc.	1,421

110	American Capital Agency Corporation	3,202

240	Anworth Mortgage Asset Corporation	1,802

40	Apollo Commercial Real Estate Finance, Inc.	645

40	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

190	Ashford Hospitality Trust Inc.	$2,366

30	AvalonBay Communities, Inc.	3,852

100	BioMed Realty Trust Inc.	1,924

360	Campus Crest Communities Inc.	4,658

380	CapLease Inc.	1,866

120	Capstead Mortgage Corporation	1,608

420	CBL & Associates Properties Inc.	7,615

130	Cedar Shopping Centers Inc.	670

110	Colonial Properties Trust	2,244

120	CommonWealth REIT	3,101

60	Cypress Sharpridge Investments Inc.	769

620	DCT Industrial Trust Inc.	3,243

120	DiamondRock Hospitality Company, (2)	1,288

20	Digital Realty Trust Inc.	1,236

210	Duke Realty Corporation	2,942

130	Dupont Fabros Technology Inc.	3,276

210	Dynex Capital, Inc.	2,033

90	EastGroup Properties Inc.	3,826

190	Education Realty Trust Inc.	1,628

50	Entertainment Properties Trust	2,335

20	Equity Lifestyles Properties Inc.	1,249

40	Equity Residential	2,400

10	Essex Property Trust Inc.	1,353

100	Extra Space Storage Inc.	2,133

10	Federal Realty Investment Trust	852

70	Franklin Street Properties Corporation	904

110	Getty Realty Corporation	2,775

150	Glimcher Realty Trust	1,425

80	Hatteras Financial Corp.	2,258

20	Health Care REIT, Inc.	1,049

40	Healthcare Realty Trust, Inc.	825

160	Hersha Hospitality Trust	891

50	Highwoods Properties, Inc.	1,657

30	Home Properties New York, Inc.	1,826

40	Invesco Mortgage Capital Inc.	845

220	iStar Financial Inc.	1,784

50	Kilroy Realty Corporation	1,975

60	Kimco Realty Corporation	1,118

320	Kite Realty Group Trust	1,594

70	LaSalle Hotel Properties	1,844

160	Lexington Corporate Properties Trust	1,461

20	Macerich Company	1,070

90	Medical Properties Trust Inc.	1,035

400	MFA Mortgage Investments, Inc.	3,216

20	Mid-America Apartment Communities	1,349

Nuveen Investments	41

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

150	Monmouth Real Estate Investment Corporation	$1,268

30	National Health Investors Inc.	1,333

80	National Retail Properties, Inc.	1,961

220	Omega Healthcare Investors Inc.	4,622

140	Penn Real Estate Investment Trust	2,198

20	Plum Creek Timber Company	811

140	Post Properties, Inc.	5,706

50	Potlatch Corporation	1,764

140	Prologis Inc.	5,018

70	PS Business Parks Inc.	3,857

40	Public Storage, Inc.	4,560

120	Ramco-Gershenson Properties Trust	1,486

80	Rayonier Inc.	5,228

80	Redwood Trust Inc.	1,210

280	Resource Capital Corporation	1,770

150	Retail Opportunity Investments Corporation	1,614

30	Sabra Health Care Real Estate Investment Trust Inc.	501

100	Senior Housing Properties Trust	2,341

70	Simon Property Group, Inc.	8,136

60	Sovran Self Storage Inc.	2,460

70	Starwood Property Trust Inc.	1,436

730	Strategic Hotels & Resorts Inc.	5,168

40	Sun Communities Inc.	1,492

50	Sunstone Hotel Investors Inc., (2)	464

60	Tanger Factory Outlet Centers	1,606

100	U-Store-It Trust	1,052

20	Ventas Inc.	1,054

20	Vornado Realty Trust	1,864

110	Washington Real Estate Investment Trust	3,577

290	Weyerhaeuser Company	6,339

60	Winthrop Realty Trust, Inc.	716
	Total Real Estate Investment Trust	182,613
	Real Estate Management & Development – 0.2%

120	CB Richard Ellis Group, Inc., Class A, (2)	3,013

50	Forest City Enterprises, Inc., (2)	934

70	Howard Hughes Corporation	4,553

20	Jones Lang LaSalle Inc.	1,886

10	Tejon Ranch Company, (2)	341
	Total Real Estate Management & Development	10,727
	Road & Rail – 1.0%

10	AMERCO	962

340	Avis Budget Group Inc., (2)	5,811

10	Con-Way, Inc.	388

780	CSX Corporation	20,452

70	Genesee & Wyoming Inc.	4,105

42	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail (continued)

20	Marten Transport, Ltd., (2)	$432

120	Norfolk Southern Corporation	8,992

130	Old Dominion Frght Line	4,849

190	Union Pacific Corporation	19,836

140	Werner Enterprises, Inc.	3,507
	Total Road & Rail	69,334
	Semiconductors & Equipment – 4.0%

40	Advanced Energy Industriess Inc.	592

60	Advanced Micro Devices, Inc., (2)	419

180	Altera Corporation	8,343

180	Amkor Technology Inc., (2)	1,111

60	Anadigics Inc.	193

150	Analog Devices, Inc.	5,871

550	Applied Materials, Inc.	7,156

10	Applied Micro Circuits Corporation	89

810	Atmel Corporation, (2)	11,397

180	Broadcom Corporation, Class A	6,055

20	Cabot Microelectronics Corporation, (2)	929

60	Cavium Networks Inc.	2,615

80	CEVA, Inc.	2,437

240	Cirrus Logic Inc., (2)	3,816

20	Cohu Inc.	262

40	Cymer, Inc., (2)	1,980

120	Diodes Inc., (2)	3,132

530	Entegris Inc.	5,364

360	Fairchild Semiconductor International Inc., Class A, (2)	6,016

140	FEI Company, (2)	5,347

20	First Solar Inc., (2)	2,645

170	GSI Technology Inc.	1,224

70	Hittite Microwave Corporation, (2)	4,334

190	Integrated Device Technology, Inc., (2)	1,493

2,710	Intel Corporation	60,054

110	International Rectifier Corporation, (2)	3,077

40	IXYS Corporation, (2)	599

150	KLA-Tencor Corporation	6,072

80	Kopin Corporation	377

80	Lam Research Corporation, (2)	3,542

200	Linear Technology Corporation	6,604

30	LSI Logic Corporation, (2)	214

210	Marvell Technology Group Ltd., (2)	3,101

160	Maxim Integrated Products, Inc.	4,090

100	Microchip Technology Incorporated	3,791

560	Micron Technology, Inc., (2)	4,189

250	Microsemi Corporation, (2)	5,125

40	Mindspeed Technologies, Inc.	320

Nuveen Investments	43

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

100	MIPS Technologies, Inc., (2)	$691

120	MKS Instruments Inc.	3,170

10	Monolithic Power Systems, Inc., (2)	154

60	Nanometrics Inc.	1,139

100	National Semiconductor Corporation	2,461

80	Netlogic Microsystems Inc., (2)	3,234

10	Novellus Systems, Inc., (2)	361

220	NVIDIA Corporation, (2)	3,506

110	Omnivision Technologies, Inc.	3,829

790	ON Semiconductor Corporation, (2)	8,271

550	Photronics Inc., (2)	4,659

10	PMC-Sierra, Inc., (2)	76

20	Power Integrations Inc.	769

910	RF Micro Devices, Inc., (2)	5,569

10	Rubicon Technology Inc., (2)	169

90	Rudolph Technologies, (2)	964

80	Semtech Corporation, (2)	2,187

30	Sigma Designs, Inc.	229

410	Silicon Image, Inc., (2)	2,649

300	Skyworks Solutions Inc., (2)	6,894

3	SunPower Corporation, (2)	58

130	Teradyne Inc., (2)	1,924

20	Tessera Technologies Inc., (2)	343

550	Texas Instruments Incorporated	18,057

440	TriQuint Semiconductor, Inc., (2)	4,484

80	Ultratech Stepper Inc.	2,430

120	Varian Semiconductor Equipment Associate, (2)	7,373

140	Veeco Instruments Inc., (2)	6,777

210	Xilinx, Inc.	7,659
	Total Semiconductors & Equipment	284,061
	Software – 3.4%

200	Accelrys, Inc.	1,422

110	ACI Worldwide, Inc., (2)	3,715

40	Activision Blizzard Inc.	467

160	Actuate Corporation	936

10	Adobe Systems Incorporated, (2)	315

40	Advent Software Inc., (2)	1,127

20	Ansys Inc., (2)	1,093

180	Ariba Inc., (2)	6,205

280	Aspen Technology Inc.	4,810

60	Autodesk, Inc., (2)	2,316

90	Blackbaud, Inc.	2,495

60	BMC Software, Inc., (2)	3,282

170	CA Inc.	3,883

130	Citrix Systems, (2)	10,400

44	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

60	CommVault Systems, Inc., (2)	$2,667

60	Concur Technologies, Inc., (2)	3,004

10	Deltek Inc.	75

80	Ebix, Inc., (2)	1,524

10	Electronic Arts Inc. (EA), (2)	236

70	FactSet Research Systems Inc.	7,162

40	Fair Isaac Corporation	1,208

190	Fortinet Inc.	5,185

110	Informatica Corporation, (2)	6,427

100	Intuit, Inc., (2)	5,186

20	JDA Software Group, (2)	618

60	Kenexa Corporation	1,439

210	Lawson Software, Inc., (2)	2,356

350	Mentor Graphics Corporation	4,484

1,920	Microsoft Corporation	49,920

30	Microstrategy Inc., (2)	4,880

160	Monotype Imaging Holdings Inc.	2,261

110	NetScout Systems, Inc., (2)	2,298

40	Nuance Communications, Inc., (2)	859

1,310	Oracle Corporation	43,112

120	Parametric Technology Corporation, (2)	2,752

110	Progress Software Corporation, (2)	2,654

30	PROS Holdings, Inc., (2)	525

20	QLIK Technologies Inc.	681

110	Quest Software Inc., (2)	2,500

10	Radiant Systems, Inc., (2)	209

10	RealPage Inc.	265

50	Red Hat, Inc., (2)	2,295

30	Renaissance Learning Inc.	376

40	Rovi Corporation, (2)	2,294

60	Salesforce.com, Inc., (2)	8,939

10	Solarwinds, Inc., (2)	261

50	Solera Holdings Inc.	2,958

140	SS&C Technologies Holdings Inc.	2,782

110	SuccessFactors, Inc., (2)	3,234

50	Symantec Corporation, (2)	986

120	Synchronoss Technologies, Inc.	3,808

40	Synopsys Inc., (2)	1,028

220	Take-Two Interactive Software, Inc., (2)	3,362

30	Taleo Corporation, (2)	1,111

170	THQ, Inc., (2)	615

390	Tibco Software Inc., (2)	11,318

40	Ultimate Software Group, Inc., (2)	2,177
	Total Software	244,497

Nuveen Investments	45

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Specialty Retail – 2.6%

30	Abercrombie & Fitch Co., Class A	$2,008

60	Advance Auto Parts, Inc.	3,509

60	Aeropostale, Inc., (2)	1,050

80	American Eagle Outfitters, Inc.	1,020

20	America’s Car-Mart, Inc., (2)	660

130	Ann Inc.	3,393

180	Ascena Retail Group Inc.	6,129

20	AutoZone, Inc., (2)	5,897

80	Bed Bath and Beyond Inc., (2)	4,670

190	Best Buy Co., Inc.	5,968

40	Buckle Inc.	1,708

130	CarMax, Inc., (2)	4,299

420	Casual Male Retail Group Inc.	1,743

70	Cato Corporation	2,016

70	Chico’s FAS, Inc.	1,066

50	Childrens Place Retail Stores Inc., (2)	2,225

170	Colective Brands Inc., (2)	2,497

60	Destination Maternity Corporation	1,199

90	Dick’s Sporting Goods Inc., (2)	3,461

10	DSW Inc., (2)	506

90	GameStop Corporation, (2)	2,400

180	Gap, Inc.	3,258

60	Guess Inc.	2,524

70	Hhgregg Inc., (2)	938

10	Hibbett Sporting Goods, Inc., (2)	407

680	Home Depot, Inc.	24,630

40	Joseph A Bank Clothiers, Inc., (2)	2,000

60	Kirkland’s, Inc., (2)	721

220	Limited Brands, Inc.	8,459

590	Lowe’s Companies, Inc.	13,753

60	Mens Wearhouse Inc.	2,022

50	Monro Muffler Brake, Inc.	1,865

200	OfficeMax Inc., (2)	1,570

50	O’Reilly Automotive Inc.	3,276

200	Pacific Sunwear of California, Inc., (2)	522

50	PetSmart Inc.	2,269

230	Pier 1 Imports, Inc.	2,661

120	RadioShack Corporation	1,597

290	Rent-A-Center Inc., (2)	8,862

100	Ross Stores, Inc.	8,012

20	Shoe Carnival, Inc., (2)	603

10	Signet Jewelers Limited, (2)	468

310	Sonic Automotive Inc.	4,542

40	Stage Stores Inc.	672

220	Staples, Inc.	3,476

46	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

70	Stein Mart, Inc.	$675

50	Tiffany & Co.	3,926

190	TJX Companies, Inc.	9,981

50	Tractor Supply Company	3,344

170	Ulta Salon, Cosmetics & Fragrance, Inc.	10,979

20	Urban Outfitters, Inc., (2)	563

160	Wet Seal Inc.	715

20	Williams-Sonoma Inc.	730

40	Zumiez, Inc., (2)	999
	Total Specialty Retail	188,443
	Textiles, Apparel & Luxury Goods – 1.0%

40	Carter’s Inc., (2)	1,230

150	Coach, Inc.	9,590

160	Deckers Outdoor Corporation, (2)	14,102

20	Fossil Inc., (2)	2,354

60	G III Apparel Group, Limited	2,069

380	Iconix Brand Group, Inc.	9,196

50	Jones Apparel Group Inc.	543

50	K Swiss, Inc., (2)	532

100	Maidenform Brands Inc., (2)	2,766

120	Nike, Inc., Class B	10,798

120	Perry Ellis International, Inc.	3,030

60	Polo Ralph Lauren Corporation	7,957

70	Under Armour, Inc., (2)	5,412

10	VF Corporation	1,086

70	Warnaco Group, Inc., (2)	3,658
	Total Textiles, Apparel & Luxury Goods	74,323
	Thrifts & Mortgage Finance – 0.3%

70	Bank Mutual Corporation	257

20	Beneficial Mutual Bancorp Inc., (2)	164

30	Berkshire Hills Bancorp, Inc.	672

120	Brookline Bancorp, Inc.	1,112

220	Flushing Financial Corporation	2,860

380	Hudson City Bancorp, Inc.	3,112

140	MGIC Investment Corporation, (2)	833

60	New York Community Bancorp Inc.	899

30	Northwest Bancshares Inc.	377

180	Ocwen Financial Corporation	2,297

30	People’s United Financial, Inc.	403

220	Provident Financial Services Inc.	3,150

530	Radian Group Inc.	2,242

20	TFS Financial Corporation	194

250	TrustCo Bank Corporation NY	1,225

50	ViewPoint Financial Group	690

30	Washington Federal Inc.	493

180	Westfield Financial Inc.	1,462
	Total Thrifts & Mortgage Finance	22,442

Nuveen Investments	47

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2011

Shares	Description (1)			Value

	Tobacco – 1.1%

710	Altria Group, Inc.			$18,751

30	Lorillard Inc.			3,266

690	Philip Morris International			46,071

280	Reynolds American Inc.			10,374
	Total Tobacco			78,462
	Trading Companies & Distributors – 0.4%

40	Aircastle LTD			509

120	CAI International Inc.			2,479

110	DXP Enterprises, Inc.			2,789

70	Fastenal Company			2,519

30	Houston Wire & Cable Company			467

10	MSC Industrial Direct Inc., Class A			663

460	RSC Holdings, Inc.			5,502

90	Textainer Group Holdings Limited			2,767

90	Titan Machinery, Inc.			2,590

50	W.W. Grainger, Inc.			7,683

20	Watsco Inc.			1,360

30	WESCO International Inc., (2)			1,623
	Total Trading Companies & Distributors			30,951
	Water Utilities – 0.1%

340	American Water Works Company			10,013

10	Aqua America Inc.			220

10	SJW Corporation			242
	Total Water Utilities			10,475
	Wireless Telecommunication Services – 0.5%

70	American Tower Corporation, (2)			3,663

190	Clearwire Corporation, (2)			718

10	Crown Castle International Corporation, (2)			408

20	NII Holdings Inc., Class B, (2)			848

20	Shenandoah Telecommunications Company			340

4,300	Sprint Nextel Corporation, (2)			23,177

120	Telephone and Data Systems Inc.			3,730
	Total Wireless Telecommunication Services			32,884
	Total Common Stocks (cost $6,041,302)			7,174,789

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.5%

$247	Repurchase Agreement with State Street Bank, dated 6/30/11, repurchase price $247,472, collateralized by $255,000 U.S. Treasury Notes, 1.000%, due 4/30/12, value $257,116	0.010%	7/01/11	$247,471
	Total Short-Term Investments (cost $247,471)			247,471
	Total Investments (cost $6,288,773) – 103.6%			7,422,260
	Other Assets Less Liabilities – (3.6)%			(258,418)
	Net Assets – 100%			$7,163,842

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2011

Assets
Investments, at value (cost $6,288,773)		$7,422,260
Cash		105
Receivables:
Dividends		8,105
From Adviser		16,919
Investments sold		601,563
Total assets		8,048,952
Liabilities
Payable for shares redeemed		835,000
Accrued other expenses		50,110
Total liabilities		885,110
Net assets		$7,163,842
Shares outstanding		348,561
Net asset value per share		$20.55
Net assets consist of:
Capital paid-in		$7,091,661
Undistributed (Over-distribution of) net investment income		(151)
Accumulated net realized gain (loss)		(1,061,155)
Net unrealized appreciation (depreciation)		1,133,487
Net assets		$7,163,842
Authorized shares Par value per share	$	Unlimited 0.01

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Operations

Year Ended June 30, 2011

Investment Income (net of tax withheld of $37)	$142,312
Expenses
Management fees	42,578
Shareholders’ servicing agent fees and expenses	155
Custodian’s fees and expenses	106,135
Trustees’ fees and expenses	204
Professional fees	24,239
Shareholders’ reports – printing and mailing expenses	31,535
Federal and state registration fees	346
Other expenses	241
Total expenses before expense reimbursement	205,433
Expense reimbursement	(142,734)
Net expenses	62,699
Net investment income (loss)	79,613
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	308,809
Change in net unrealized appreciation (depreciation) of investments	1,547,411
Net realized and unrealized gain (loss)	1,856,220
Net increase (decrease) in net assets from operations	$1,935,833

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$79,613	$66,745
Net realized gain (loss) from investments	308,809	96,952
Change in net unrealized appreciation (depreciation) of investments	1,547,411	366,562
Net increase (decrease) in net assets from operations	1,935,833	530,259
Distributions to Shareholders
From net investment income	(64,991)	(82,988)
Decrease in net assets from distributions to shareholders	(64,991)	(82,988)
Fund Share Transactions
Proceeds from sale of shares	3,732,000	1,287,999
Cost of shares redeemed	(4,455,000)	(461,000)
Net increase (decrease) in net assets from Fund share transactions	(723,000)	826,999
Net increase (decrease) in net assets	1,147,842	1,274,270
Net assets at the beginning of period	6,016,000	4,741,730
Net assets at the end of period	$7,163,842	$6,016,000
Undistributed (Over-distribution of) net investment income at the end of period	$(151)	$44,671

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class I (7/08)
2011	$15.78	$.19	$4.78	$4.97	$(.20)	$—	$(.20)	$20.55	31.57%
2010	14.14	.19	1.70	1.89	(.25)	—	(.25)	15.78	13.25
2009	20.00	.28	(6.07)	(5.79)	(.07)	—	(.07)	14.14	(28.96)

52	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$7,164	2.56%	(.79)%	.78%	.99%	204%
6,016	3.20	(1.24)	.79	1.17	105
4,742	3.38	(.57)	.80	2.02	69

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen U.S. Equity Completeness Fund, (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

The Fund’s investment objective is to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of certain “funds of funds” advised by the Adviser.

Under normal market conditions, the Fund will invest primarily in equity securities of U.S. companies. The Fund’s only investors are the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund (individually, an “Allocation Fund,” and collectively, the “Allocation Funds”). Each Allocation Fund is a “fund of funds” and invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). The Fund is managed with the goal of outperforming a customized benchmark that is designed so that, when it is combined with the benchmarks of the U.S. equity-focused Underlying Funds included in the Allocation Funds, it approximates the performance of the Russell 3000 Index. This process seeks to optimize return while targeting a tracking error of 1.50% relative to the customized benchmark.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price. These securities are generally classified as Level 1 for fair value measurement purposes. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

54	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Sales Charge Program

The Fund’s shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Instruments

The Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable

Nuveen Investments	55

Notes to Financial Statements (continued)

inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$7,174,789	$—	$—	$7,174,789
Short-Term Investments	—	247,471	—	247,471
Total	$7,174,789	$247,471	$—	$7,422,260

During the fiscal year ended June 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold	192,309	$3,732,000	74,400	$1,287,999
Shares redeemed	(225,092)	(4,455,000)	(28,330)	(461,000)
Net increase (decrease)	(32,783)	$(723,000)	46,070	$826,999

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended June 30, 2011, aggregated $15,914,046 and $16,348,239, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$6,341,454
Gross unrealized:
Appreciation	$1,237,605
Depreciation	(156,800)
Net unrealized appreciation (depreciation) of investments	$1,080,805

56	Nuveen Investments

Permanent differences, primarily due to reclassification of redemption proceeds from an upper tier fund, which would be treated as a distribution paid by the Fund for tax purposes, investments in passive foreign investment companies and federal taxes paid resulted in reclassifications among the Fund’s components of net assets at June 30, 2011, the Fund’s tax year end, as follows:

Capital paid-in	$59,338
Undistributed (Over-distribution of) net investment income	(59,444)
Accumulated net realized gain (loss)	106

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011
Distributions from net ordinary income*	$64,991
Distributions from net long-term capital gains	—

2010
Distributions from net ordinary income*	$82,988
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At June 30, 2011, the Fund’s tax year end, the Fund had unused capital loss carryforwards of $1,008,625 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on June 30, 2018.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is .35% of average daily net assets.

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2011, the complex-level fee rate for the Fund was .1774%.

Nuveen Investments	57

Notes to Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Fund. The Adviser has entered into a sub-advisory agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolio of the Fund. HydePark is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Fund through October 31, 2011, so that total annual Fund operating expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.05% after October 31, 2011) of the average daily net assets of the Fund. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

At June 30, 2011, Nuveen owned 1,250 shares of the Fund.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements (“repos”) and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Event

Subsequent to the reporting period, the Board of Trustees approved the liquidation of the Fund upon the redemption of all shares held by other funds invested in the Fund.

58	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

Nuveen Investments	59

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

60	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

62	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen HydePark Group, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against appropriate benchmarks, a review of Fund fees and expenses, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the

Nuveen Investments	63

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. In general, the boards of the various Nuveen funds reviewed, among other things, each such fund’s historic investment performance as well as information comparing the fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In reviewing the performance data for the Fund, the Board noted the unique structure of this Fund, the shares of which are intended to be offered only to other Nuveen funds. Given this unique structure, the Fund does not have a Performance Peer Group.

The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues. In considering the performance of the Fund, the Board reviewed the Fund’s total return information and performance information of the Fund and as compared to a recognized benchmark for the quarter and one-year periods ending December 31, 2010 and March 31, 2011, noting the Fund slightly underperformed the benchmark for the one-year period. The Board noted the short performance history available for the Fund limits some of the ability to meaningfully assess its performance.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members reviewed the Fund’s gross management fee, net management fee, fee waivers and net expense ratio. In this regard, the Independent Board Members noted the unique structure of the Fund, the shares of which are only intended to be offered to other Nuveen funds. Given the Fund’s unique structure, the Independent Board Members recognized that a comparable universe of funds (i.e., a “Peer Universe”) or a more focused subset of funds thereof (i.e., a “Peer Group”) was not available. The Independent Board Members further considered that the other Nuveen funds investing in the Fund will also be advised by the Advisor and sub-advised by an affiliated person of the Advisor. Accordingly, in evaluating the fees and expenses, the Independent Board Members also recognized the advisory fees paid to the Advisor and the affiliated Sub-Advisor by the Nuveen funds acquiring the Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is more extensive than that provided to separately managed accounts. The Independent Board Members noted that the Fund is unique to

64	Nuveen Investments

the Nuveen complex in serving as an underlying fund to other Nuveen funds and there were no comparable unaffiliated investment companies available. Given the inherent differences in the products, particularly the services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. The Independent Board Members recognized, however, that the Fund does not have fund-level breakpoints given its unique structure.

The Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the complex-wide fee arrangement was acceptable and reflects economies of scale to be shared with shareholders when assets under management increase and that the absence of a fund-level breakpoint schedule was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. The Independent Board Members also considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has

Nuveen Investments	65

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

66	Nuveen Investments

Notes

Nuveen Investments	67

Notes

68	Nuveen Investments

Notes

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Russell 3000 Index: is an index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

70	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen HydePark Group, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
Nuveen U.S. Equity Completeness Fund	31.09%	31.09%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-COMP-0611P

Mutual Funds

Nuveen Equity Funds

For investors seeking high current income and long-term capital appreciation.

Annual Report

June 30, 2011

Nuveen NWQ Equity Income Fund

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

The Nuveen NWQ Equity Income Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has 29 years of corporate finance and investment management experience. Here Jon talks about overall market conditions, his management strategies and the performance of the Fund for the period ending June 30, 2011.

What were the general market conditions and trends over the course of the period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in housing and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting, the central bank downgraded growth estimates for the year while reaffirming that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.”

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did at this same time last year. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.2% in June 2011, the fourth monthly increase in a row and just slightly lower than one year earlier. Also, the overall housing market continued to show weakness, weighed down by a backlog of distressed properties on the market and falling prices. For the twelve months ended May 2011 (the most recent data available at the time this report was prepared), property values in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas had fallen 4.5% from one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, was revised downward to an anemic 0.4% annual growth rate for the first quarter of 2011 and estimated to be 1.3% for the second quarter, according to the Commerce Department.

Nuveen Investments	5

The U.S. equity markets generally rose during the twelve-month period, with the major large capitalization indexes producing strong, double-digit gains. By June 30, 2011, the Russell 1000 Value and S&P 500 indexes had appreciated over 90% from their March 2009 lows. While this still left these indexes below their 2007 peak levels, bankruptcies and significant equity dilution for a multitude of corporations make those prior levels much more elevated than they may seem at first glance. However, even though many companies continue to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

A critical issue is the capability of the U.S. equity markets to withstand stress in the event of a continued weakness in the domestic or foreign economies. That fear certainly was a significant cause of depressed valuations in the finance sector. We believe higher equity capital ratios and loss reserves will help mitigate the fear and pressure that “broke” the sector during the market decline of calendar year 2008 (through early 2009). Merger and acquisition activity, including private equity and leveraged buyout activity, has remained robust. Balance sheets outside of the finance sector are strong, and many companies are returning more capital to shareholders either through dividends or share repurchases. We expect volatility to continue, but believe the significant rotation away from the finance and cyclical sectors have created some attractive investment opportunities.

How did the Fund perform during the twelve-month period ending June 30, 2011?

The table in the Fund Performance and Expense Ratio section of this report provides total returns for the Fund’s Class A Shares for the one-year and since inception periods ended June 30, 2011. The Fund’s returns are compared with the performance of a corresponding market index and peer group average. Despite a strong return for the period, the Fund modestly underperformed the Russell 1000 Value Index and the Lipper Equity Income Funds Category Average.

What is the Fund’s investment strategy?

The Fund is designed to seek high current income and long-term capital appreciation. NWQ attempts to meet this investment objective by investing primarily in dividend-paying equity securities, including common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks (such as convertible bonds and debentures), and other securities with equity characteristics. The Fund does not invest more than 25% of its net assets in non-common stock investments. Although the Fund invests primarily in U.S. equity securities, it may invest up to 25% of its net assets in non-U.S. equity securities. The Fund also has the ability to sell covered call options on individual stocks in an effort to enhance returns while foregoing some upside potential.

How did this strategy influence performance?

Several portfolio positions appreciated sharply during the year, given initial depressed valuations, individual catalysts, and a perception of stabilization in the economy. Pfizer Inc. outperformed as the company has been active in addressing ongoing and future challenges by shaking up its management team, stabilizing its core earnings, and beginning the process of divesting several divisions. Pfizer has several near-term pipeline

6	Nuveen Investments

opportunities, including its oral rheumatoid arthritis drug, tofacitinib, that posted positive results during a second Phase 3 study.

Viacom Inc. appreciated as advertising trends have steadily recovered alongside the global economy. Viacom has tremendous business momentum as its cable networks continue to post solid ratings, particularly at MTV. Strong revenue growth from a robust advertising environment and steadily growing affiliate fees combined with cost controls are driving margin expansion. The company also reactivated its share repurchase program.

Motorola Solutions Inc. is a leading provider of two-way radio and wireless network products, and appears to be positioned to profit from the digital upgrade in public safety equipment. We believe the company will also benefit significantly if the government allocates additional frequency spectrum to public safety for wireless broadband data usage, an issue that is starting to gain momentum in Washington. We expect the company will address capital allocation (dividends and share repurchase) after completing the sale of its network business to Nokia Siemens.

Several positions negatively impacted performance, including Genworth Financial Inc.’s U.S. mortgage insurance business. It struggled given the lingering housing market problems. Despite stability in its life and international mortgage divisions, weakness in its U.S. mortgage insurance operations continues to loom over the company’s efforts to recover from the 2008 financial crisis. General Motors Company (GM) has declined since the Fund’s initial purchase in November 2010 on concerns about potential pricing degradation and product mix given high gasoline prices and production cutbacks due to supply shortages from Japan. The potential overhang of the U.S. government’s ownership stake also weighed on the stock. However, our investment thesis for the stock remains intact as the company’s fundamentals have greatly improved since emerging from bankruptcy last year, and the issues and concerns are short-term in nature.

Also detracting from performance were gold mining stocks AngloGold Ashanti Limited and Barrick Gold Corporation, which underperformed given concerns of continued cost inflation, a more punitive tax environment, and questionable capital allocation decisions (particularly at Barrick Gold). Despite these issues, we feel our gold equities continued to offer an attractive investment opportunity.

We made a number of new investments during the year. As noted, in mid-November we invested in GM when the U.S. government reduced its ownership stake. The company has massively improved its balance sheet and financial flexibility, and has considerable margin and earnings leverage. We believe there is significant hidden value that has not been fully reflected in GM’s stock price.

Cisco Systems Inc. was purchased as we felt the share price fully discounted lower future operating margins and gave little value to the company’s core franchise or management’s ability to successfully restructure its businesses. We feel that shares of Cisco offered potential upside through stock repurchases, increased dividends, and successful reorganization and product repositioning efforts.

Teva Pharmaceutical Industries Ltd. (Teva) is a global leader in the development and marketing of generic pharmaceuticals and is well-positioned to benefit from the upcoming wave of major branded drugs reaching the expiration of their patent protection. Recent execution issues, which have included FDA quality control violations at two plants, have sent Teva shares down to single-digit earnings multiples and near double-digit free cash flow yields.

Nuveen Investments	7

Interpublic Group of Companies, Inc. provides advertising and marketing services worldwide. The company had been plagued by accounting irregularities, as well as poor cost controls, following a series of acquisitions made over the years. A new management team has fixed the accounting issues and implemented controls and other important business systems for managing and monitoring costs. We initiated a position as the company continued its fundamental improvement driven by better execution and increased cash flow generation. The company recently took another positive step in its turnaround when Moody’s upgraded its unsecured debt and revolving credit facility two notches to investment grade. This should result in removing the covenants on cash flow and could lead to the company ramping up its share buyback and/or increasing its dividend payout.

We also purchased CVS Caremark Corporation, the retail pharmacy and pharmacy services provider. We believe that the market is giving the company no credit for the synergies created by its purchase of pharmacy benefit manager Caremark Rx two years ago in a deal which created the most vertically integrated pharmacy in the country. Other new investments during the period include Frontier Communications Corporation, GlaxoSmithKline PLC ADR, Hewlett-Packard Company, Ingersoll Rand Plc, JP Morgan Chase, National CineMedia, Nielsen Holdings N.V., Redwood Trust, Time Warner Inc., and Symetra Financial Corporation.

We eliminated several positions, including Kroger Co. on concerns regarding the ability of the supermarket group to pass through upcoming food price inflation as consumers simultaneously digest higher gas prices and a sluggish employment outlook. Kimberly-Clark Corp. was sold based on valuation and concerns stemming from the announced restructuring of its pulp and paper operations. We questioned the high cost of the plan, particularly when compared to the limited expected return the restructuring would generate.

Valeant Pharmaceutical International was sold following significant appreciation as investors become more comfortable with the company’s business model and the sustainability of its growth prospects. Following a successful cost cutting initiative, Verizon Communications no longer possessed an attractive catalyst, which made the stock less compelling compared to other investment opportunities. Bank of America, ENI Spa ADR, Packaging Corp. of America, The Mosaic Company, Travelers Co., Inc., Trinity Industries Inc., and Union Pacific were also eliminated as we felt each company’s share price had reached fair valuation, and the risk/reward opportunity for continuing to own the stocks was no longer attractive.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Convertible securities involve risks as the value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities. The value of call options sold (written) will be affected by, among other things, changes in the value of the securities or indexes underlying the options and the remaining time to the options’ expiration. By writing call options, the Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options.

8	Nuveen Investments

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Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited)

Nuveen NWQ Equity Income Fund

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios below reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	25.34%	13.74%
Class A Shares at maximum Offering Price	18.13%	10.04%
Russell 1000 Value Index**	28.94%	14.53%
Lipper Equity Income Funds Category Average**	29.79%	15.85%

Class C Shares	24.43%	12.89%
Class R3 Shares	25.09%	13.46%
Class I Shares	25.64%	14.01%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within one year of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the twelve month total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.74%	1.14%
Class C	4.49%	1.89%
Class R3	3.99%	1.39%
Class I	3.49%	0.89%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/15/09.
**	Refer to the Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding Summaries (Unaudited) as of June 30, 2011

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Portfolio Allocation1

Portfolio Composition[1]
Insurance	18.3%
Pharmaceuticals	16.0%
Media	9.3%
Metals & Mining	7.4%
Communications Equipment	6.5%
Oil, Gas, & Consumable Fuels	6.5%
Software	6.2%
Diversified Financial Services	5.4%
Aerospace & Defense	3.6%
Commercial Banks	2.6%
Other	18.2%

Top Five Common Stock Holdings[2]
Sanofi-Aventis, Sponsored ADR	5.2%
Pfizer Inc.	5.1%
CA Inc.	4.4%
Citigroup Inc.	3.6%
Viacom Inc., Class B	3.6%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of June 30, 2011. Holdings are subject to change.

12	Nuveen Investments

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,045.10	$1,041.30	$1,043.80	$1,046.00	$1,019.19	$1,015.47	$1,017.95	$1,020.43
Expenses Incurred During Period	$5.73	$9.52	$6.99	$4.46	$5.66	$9.39	$6.90	$4.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38% and .88% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Equity Income Fund (a series of the Nuveen Investment Trust, hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 26, 2011

14	Nuveen Investments

Portfolio of Investments

Nuveen NWQ Equity Income Fund

June 30, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 96.9%

	Aerospace & Defense – 3.7%

225	Lockheed Martin Corporation	$18,218

500	Raytheon Company	24,925
	Total Aerospace & Defense	43,143
	Automobiles – 2.2%

850	General Motors Company, (2)	25,806
	Biotechnology – 1.5%

300	Amgen Inc., (2)	17,505
	Commercial Banks – 2.6%

1,100	Wells Fargo & Company	30,866
	Commercial Services & Supplies – 1.9%

1,000	Pitney Bowes Inc.	22,990
	Communications Equipment – 6.5%

1,100	Cisco Systems, Inc.	17,171

1,300	Motorola Mobility Holdings Inc., (2)	28,652

671	Motorola Solutions Inc., (2)	30,893
	Total Communications Equipment	76,716
	Computers & Peripherals – 1.5%

500	Hewlett-Packard Company	18,200
	Diversified Financial Services – 5.4%

1,000	Citigroup Inc.	41,640

540	JP Morgan Chase & Co.	22,108
	Total Diversified Financial Services	63,748
	Diversified Telecommunication Services – 1.8%

2,600	Frontier Communications Corporation	20,982
	Food & Staples Retailing – 1.8%

550	CVS Caremark Corporation	20,669
	Insurance – 14.8%

2,600	Genworth Financial Inc., Class A, (2)	26,728

1,500	Hartford Financial Services Group, Inc.	39,555

450	Loews Corporation	18,941

850	MetLife, Inc.	37,290

1,500	Symetra Financial Corporation	20,145

1,250	Unum Group	31,850
	Total Insurance	174,509
	Machinery – 1.5%

400	Ingersoll Rand Company Limited, Class A	18,164
	Media – 9.3%

1,600	Interpublic Group Companies, Inc.	20,000

1,200	National CineMedia, Inc.	20,292

800	Time Warner Inc.	29,096

800	Viacom Inc., Class B	40,800
	Total Media	110,188

Nuveen Investments	15

Portfolio of Investments

Nuveen NWQ Equity Income Fund (continued)

June 30, 2011

Shares	Description (1)	Value

	Metals & Mining – 7.5%

800	AngloGold Ashanti Limited, Sponsored ADR	$33,672

700	Barrick Gold Corporation	31,703

550	Nucor Corporation	22,671
	Total Metals & Mining	88,046
	Oil, Gas & Consumable Fuels – 6.5%

300	Exxon Mobil Corporation	24,414

225	Occidental Petroleum Corporation	23,409

500	Total S.A., Sponsored ADR	28,920
	Total Oil, Gas & Consumable Fuels	76,743
	Pharmaceuticals – 16.1%

600	GlaxoSmithKline PLC, Sponsored ADR	25,740

775	Merck & Company Inc.	27,350

2,800	Pfizer Inc.	57,680

1,475	Sanofi-Aventis, Sponsored ADR	59,249

400	Teva Pharmaceutical Industries Limited, Sponsored ADR	19,288
	Total Pharmaceuticals	189,307
	Professional Services – 1.1%

400	Nielsen Holdings BV	12,464
	Real Estate Investment Trust – 1.0%

800	Redwood Trust Inc.	12,096
	Software – 6.3%

2,175	CA Inc.	49,677

925	Microsoft Corporation	24,050
	Total Software	73,727
	Tobacco – 2.0%

350	Philip Morris International	23,370
	Wireless Telecommunication Services – 1.9%

850	Vodafone Group PLC, Sponsored ADR	22,712
	Total Common Stocks (cost $1,059,227)	$1,141,951

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 3.5%

	Insurance – 3.5%

40	Genworth Financial Inc.	5.750%	6/15/14	BBB	$41,765
	Total Corporate Bonds (cost $37,530)				41,765
	Total Investments (cost $1,096,757) – 100.4%				1,183,716
	Other Assets Less Liabilities – (0.4)%				(5,302)
	Net Assets – 100%				$1,178,414

16	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Assets and Liabilities

June 30, 2011

Assets
Investments, at value (cost $1,096,757)	$1,183,716
Cash	7,810
Receivables:
Dividends	2,670
From Adviser	3,975
Interest	102
Investments sold	7,046
Reclaims	48
Other assets	2,038
Total assets	1,207,405
Liabilities
Dividends payable	5,824
Accrued expenses:
12b-1 distribution and service fees	416
Professional fees	11,009
Shareholders’ reports – printing and mailing expenses	9,423
Other	2,319
Total liabilities	28,991
Net assets	$1,178,414
Class A Shares
Net assets	$294,639
Shares outstanding	12,500
Net asset value per share	$23.57
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.01
Class C Shares
Net assets	$294,499
Shares outstanding	12,500
Net asset value and offering price per share	$23.56
Class R3 Shares
Net assets	$294,591
Shares outstanding	12,500
Net asset value and offering price per share	$23.57
Class I Shares
Net assets	$294,685
Shares outstanding	12,500
Net asset value and offering price per share	$23.57
Net assets consist of:
Capital paid-in	$998,320
Undistributed (Over-distribution of) net investment income	294
Accumulated net realized gain (loss)	92,841
Net unrealized appreciation (depreciation)	86,959
Net assets	$1,178,414
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Operations

Year Ended June 30, 2011

Dividend and Interest Income (net of foreign tax withheld of $1,005)	$29,937
Expenses
Management fees	7,729
12b-1 service fees – Class A	709
12b-1 distribution and service fees – Class C	2,834
12b-1 distribution and service fees – Class R3	1,418
Shareholders’ servicing agent fees and expenses	222
Custodian’s fees and expenses	6,584
Trustees’ fees and expenses	27
Professional fees	17,840
Shareholders’ reports – printing and mailing expenses	24,718
Other expenses	31
Total expenses before custodian fee credit and expense reimbursement	62,112
Custodian fee credit	(42)
Expense reimbursement	(47,165)
Net expenses	14,905
Net investment income (loss)	15,032
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	78,517
Call options written	13,904
Change in net unrealized appreciation (depreciation) of:
Investments	138,525
Call options written	(205)
Net realized and unrealized gain (loss)	230,741
Net increase (decrease) in net assets from operations	$245,773

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Changes in Net Assets

	Year Ended 6/30/11	For the Period 9/15/09 (commencement of operations) through 6/30/10
Operations
Net investment income (loss)	$15,032	$13,663
Net realized gain (loss) from:
Investments	78,517	18,690
Call options written	13,904	22,704
Change in net unrealized appreciation (depreciation) of:
Investments	138,525	(51,566)
Call options written	(205)	205
Net increase (decrease) in net assets from operations	245,773	3,696
Distributions to Shareholders
From net investment income:
Class A	(4,536)	(3,737)
Class C	(2,404)	(2,254)
Class R3	(3,824)	(3,242)
Class I	(5,249)	(4,233)
From accumulated net realized gains:
Class A	(10,394)	—
Class C	(10,394)	—
Class R3	(10,394)	—
Class I	(10,394)	—
Decrease in net assets from distributions to shareholders	(57,589)	(13,466)
Fund Share Transactions
Net proceeds from sale of shares	—	1,000,000
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000
Net increase (decrease) in net assets	188,184	990,230
Net assets at the beginning of period	990,230	—
Net assets at the end of period	$1,178,414	$990,230
Undistributed (Over-distribution of) net investment income at the end of period	$294	$1,275

See accompanying notes to financial statements.

20	Nuveen Investments

Financial Highlights

Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/09)
2011	$19.81	$.34	$4.61	$4.95	$(.36)	$(.83)	$(1.19)	$23.57	25.34%
2010(e)	20.00	.30	(.19)	.11	(.30)	—	(.30)	19.81	.48
Class C (9/09)
2011	19.80	.17	4.61	4.78	(.19)	(.83)	(1.02)	23.56	24.43
2010(e)	20.00	.18	(.20)	(.02)	(.18)	—	(.18)	19.80	(.14)
Class R3 (9/09)
2011	19.80	.29	4.62	4.91	(.31)	(.83)	(1.14)	23.57	25.09
2010(e)	20.00	.26	(.20)	.06	(.26)	—	(.26)	19.80	.24
Class I (9/09)
2011	19.81	.40	4.61	5.01	(.42)	(.83)	(1.25)	23.57	25.64
2010(e)	20.00	.35	(.20)	.15	(.34)	—	(.34)	19.81	.67

22	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$295	5.29%		(2.65)%		1.13%		1.51%		44%
248	3.79	*	(.82	)*	1.14	*	1.83	*	24

294	6.04		(3.40)		1.88		.76		44
248	4.54	*	(1.57	)*	1.89	*	1.08	*	24

295	5.54		(2.90)		1.38		1.26		44
248	4.04	*	(1.07	)*	1.39	*	1.58	*	24

295	5.04		(2.40)		.88		1.76		44
248	3.54	*	(.57	)*	.89	*	2.08	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period September 15, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Equity Income Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996. The Fund commenced operations on September 15, 2009.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

The Fund’s investment objective is to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income producing common stocks, but may also invest in preferred securities, convertible securities and corporate debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund may also invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from Level 1 to Level 2 security. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from

24	Nuveen Investments

security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, the Fund had no such outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended June 30, 2011, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. The average notional amount of call options written during the fiscal year ended June 30, 2011, was ($52,580). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on call options written.

Nuveen Investments	25

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

26	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,141,951	$—	$—	$1,141,951
Corporate Bonds	—	41,765	—	41,765
Total	$1,141,951	$41,765	$—	$1,183,716

During the fiscal year ended June 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$13,904

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(205)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 6/30/11		For the period 9/15/09 (commencement of operations) through 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding call options written) during the fiscal year ended June 30, 2011, aggregated $498,798 and $531,922, respectively.

Transactions in call options written during the fiscal year ended June 30, 2011, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	48	$4,580
Call options written	126	12,655
Call options terminated in closing purchase transactions	(124)	(9,414)
Call options exercised	(11)	(3,571)
Call options expired	(39)	(4,250)
Outstanding, end of period	—	—

Nuveen Investments	27

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,097,463
Gross unrealized:
Appreciation	$121,921
Depreciation	(35,668)
Net unrealized appreciation (depreciation) of investments	$86,253

Permanent differences, primarily due to federal taxes paid and distribution reclass, resulted in reclassifications among the Fund’s components of net assets at June 30, 2011, the Fund’s tax year-end, as follows:

Capital paid-in	$(421)
Undistributed (Over-distribution of) net investment income	(1)
Accumulated net realized gain (loss)	422

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$56,415
Undistributed net long-term capital gains	43,250

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
Undistributed net ordinary income has not been reduced for the dividend declared June 1, 2011 and paid on July 1, 2011.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011
Distributions from net ordinary income*	$56,860
Distributions from net long-term capital gains	—

For the period September 15, 2009 (commencement of operations) through June 30, 2010
Distributions from net ordinary income*	$8,371
Distributions from net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For net assets over $2 billion	0.4250

28	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2011, the complex-level fee rate for the Fund was .1774%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Fund. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, under which NWQ manages the investment portfolio of the Fund. NWQ is compensated for its sub-advisory services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended June 30, 2011, the Distributor retained all 12b-1 fees.

At June 30, 2011, Nuveen owned shares of the Fund as follows:

Class A	12,500
Class C	12,500
Class R3	12,500
Class I	12,500

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-040”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	29

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

30	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Nuveen Investments	31

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

32	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	33

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and NWQ Investment Management Company, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Advisor in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality

34	Nuveen Investments

investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In reviewing the performance information, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had net management fees and net expense ratios below its peer averages.

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Advisor’s revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

36	Nuveen Investments

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	37

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Equity Income Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Category. The Category contained 227 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see www.nuveen.com. You cannot invest directly in an average.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Russell 1000 Value Index: Is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

38	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen NWQ Equity Income Fund	34.27%	42.84%

Fund’s Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	39

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NEQI-0611P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended June 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Moderate Allocation Fund	11,451	0	2,850	0
Conservative Allocation Fund	11,392	0	2,850	0
NWQ Equity Income Fund	11,009	0	0	0
Multi-Manager Large-Cap Value Fund	13,548	0	2,850	0
Growth Allocation Fund	11,063	0	2,850	0
NWQ Multi-Cap Value Fund	13,715	0	2,850	0
NWQ Small-Cap Value Fund	11,941	0	2,850	0
Tradewinds Value Opportunities Fund	34,448	0	2,850	0
NWQ Large-Cap Value Fund	14,010	0	2,850	0
NWQ Small Mid/Cap Value Fund	11,159	0	2,850	0
U.S. Equity Completeness Fund	11,073	0	0	0

Total	$154,809	$0	$25,650	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Moderate Allocation Fund	0%	0%	0%	0%
Conservative Allocation Fund	0%	0%	0%	0%
NWQ Equity Income Fund	0%	0%	0%	0%
Multi-Manager Large-Cap Value Fund	0%	0%	0%	0%
Growth Allocation Fund	0%	0%	0%	0%
NWQ Multi-Cap Value Fund	0%	0%	0%	0%
NWQ Small-Cap Value Fund	0%	0%	0%	0%
Tradewinds Value Opportunities Fund	0%	0%	0%	0%
NWQ Large-Cap Value Fund	0%	0%	0%	0%
NWQ Small Mid/Cap Value Fund	0%	0%	0%	0%
U.S. Equity Completeness Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Moderate Allocation Fund	10,898	0	2,750	0
Conservative Allocation Fund	10,899	0	2,750	0
NWQ Equity Income Fund [5]	10,509	0	0	0
Multi-Manager Large-Cap Value Fund	13,221	0	2,750	0
Growth Allocation Fund	10,578	0	2,750	0
NWQ Multi-Cap Value Fund	13,642	0	2,750	0
NWQ Small-Cap Value Fund	11,261	0	2,750	0
Tradewinds Value Opportunities Fund	24,403	0	2,750	0
NWQ Large-Cap Value Fund	11,875	0	2,750	0
NWQ Small Mid/Cap Value Fund	10,593	0	2,750	0
U.S. Equity Completeness Fund	10,548	0	0	0

Total	$138,427	$0	$24,750	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations on September 15, 2009.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Moderate Allocation Fund	0%	0%	0%	0%
Conservative Allocation Fund	0%	0%	0%	0%
NWQ Equity Income Fund [1]	0%	0%	0%	0%
Multi-Manager Large-Cap Value Fund	0%	0%	0%	0%
Growth Allocation Fund	0%	0%	0%	0%
NWQ Multi-Cap Value Fund	0%	0%	0%	0%
NWQ Small-Cap Value Fund	0%	0%	0%	0%
Tradewinds Value Opportunities Fund	0%	0%	0%	0%
NWQ Large-Cap Value Fund	0%	0%	0%	0%
NWQ Small Mid/Cap Value Fund	0%	0%	0%	0%
U.S. Equity Completeness Fund	0%	0%	0%	0%

[1]	The Fund commenced operations on September 15, 2009.

Fiscal Year Ended June 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Moderate Allocation Fund	2,850	0	0	2,850
Conservative Allocation Fund	2,850	0	0	2,850
NWQ Equity Income Fund	0	0	0	0
Multi-Manager Large-Cap Value Fund	2,850	0	0	2,850
Growth Allocation Fund	2,850	0	0	2,850
NWQ Multi-Cap Value Fund	2,850	0	0	2,850
NWQ Small-Cap Value Fund	2,850	0	0	2,850
Tradewinds Value Opportunities Fund	2,850	0	0	2,850
NWQ Large-Cap Value Fund	2,850	0	0	2,850
NWQ Small Mid/Cap Value Fund	2,850	0	0	2,850
U.S. Equity Completeness Fund	0	0	0	0

Total	$25,650	$0	$0	$25,650

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended June 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Moderate Allocation Fund	2,750	0	0	2,750
Conservative Allocation Fund	2,750	0	0	2,750
NWQ Equity Income Fund [1]	0	0	0	0
Multi-Manager Large-Cap Value Fund	2,750	0	0	2,750
Growth Allocation Fund	2,750	0	0	2,750
NWQ Multi-Cap Value Fund	2,750	0	0	2,750
NWQ Small-Cap Value Fund	2,750	0	0	2,750
Tradewinds Value Opportunities Fund	2,750	0	0	2,750
NWQ Large-Cap Value Fund	2,750	0	0	2,750
NWQ Small Mid/Cap Value Fund	2,750	0	0	2,750
U.S. Equity Completeness Fund	0	0	0	0

Total	$24,750	$0	$0	$24,750

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations on September 15, 2009.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date September 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date September 7, 2011